                                                   Registration Nos. 333-102299
                                                                      811-06366

    As filed with the Securities and Exchange Commission on April 30, 2018

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [ X ]

     Pre-effective Amendment No.   [    ]

     Post-Effective Amendment No.  [ 19 ]

                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                           [ X ]

     Amendment No.                 [ 36 ]

        AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (800) 871-2000
               Depositor's Telephone Number, including Area Code

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
               Guarantor's Telephone Number, including Area Code

                              Manda Ghaferi, Esq.
                    American General Life Insurance Company
                              21650 Oxnard Street
                       Woodland Hills, California 91367
     (Name and Address of Agent for Service for Depositor and Registrant)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [   ]  immediately upon filing pursuant to paragraph (b)

     [ X ]  on May 1, 2018 pursuant to paragraph (b)

     [   ]  60 days after filing pursuant to paragraph (a)(1)

     [   ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER III

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES issued by American General Life Insurance Company through its Separate Account VUL-2

                           This prospectus is dated
                                  May 1, 2018

This prospectus describes EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder III Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder III Policy Owner. AGL no longer sells EquiBuilder III Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the Fidelity(R) VIP Government Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"), the MFS(R) Variable Insurance Trust ("MFS(R) VIT"), or the MFS(R) Variable Insurance Trust II ("MFS(R) VIT II") (each available portfolio referred to in this prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds describe the investment objectives, policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us.

You should read the prospectuses of the Funds underlying the variable investment divisions that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

The Funds available through this Policy are:

..  Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
.. Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class .. Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
..  Fidelity(R) VIP Equity-Income Portfolio - Initial Class
.. Fidelity(R) VIP Government Money Market Portfolio - Initial Class .. Fidelity(R) VIP Growth Portfolio - Initial Class
..  Fidelity(R) VIP High Income Portfolio - Initial Class
..  Fidelity(R) VIP Index 500 Portfolio - Initial Class
..  Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
..  Fidelity(R) VIP Overseas Portfolio - Initial Class
..  MFS(R) VIT II Core Equity Portfolio - Initial Class
..  MFS(R) VIT Growth Series - Initial Class
..  MFS(R) VIT Investors Trust Series - Initial Class
..  MFS(R) VIT Research Series - Initial Class
..  MFS(R) VIT Total Return Series - Initial Class
..  MFS(R) VIT Utilities Series - Initial Class

Each of these Funds is available through a variable investment division.

EquiBuilder III Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance Policy is subject to investment risks, including possible loss of principal invested.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial advisor.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE PORTION OF THE POLICY, EXCEPT WHERE THE GUARANTEED INTEREST DIVISION IS SPECIFICALLY MENTIONED.

                               TABLE OF CONTENTS

CONTACT INFORMATION.....................................................................  5
POLICY BENEFITS/RISKS SUMMARY...........................................................  6
POLICY BENEFITS.........................................................................  6
   Death Benefit........................................................................  6
       Death Benefit Proceeds...........................................................  6
       Death Benefit Option A and Option B..............................................  6
          Death Benefit Option A........................................................  6
          Death Benefit Option B........................................................  6
       Accelerated Benefit Settlement Option Rider......................................  6
   Surrenders, Partial Surrenders, Transfers, and Policy Loans..........................  6
       Surrenders.......................................................................  6
       Partial Surrenders...............................................................  7
       Transfers........................................................................  7
       Policy Loans.....................................................................  7
   Premiums.............................................................................  7
       Flexibility of Premiums..........................................................  7
       Free Look........................................................................  7
   The Policy...........................................................................  7
       Ownership Rights.................................................................  7
       Separate Account.................................................................  7
       Guaranteed Interest Division.....................................................  8
       Policy Account Value.............................................................  8
       Payment Options..................................................................  8
       Tax Benefits.....................................................................  8
   Supplemental Benefits and Riders.....................................................  8
POLICY RISKS............................................................................  8
   Investment Risk......................................................................  8
   Risk of Lapse........................................................................  9
   Tax Risks............................................................................  9
   Partial Surrender and Surrender Risks................................................  9
   Policy Loan Risks.................................................................... 10
PORTFOLIO RISKS......................................................................... 10
TABLES OF CHARGES....................................................................... 11
GENERAL INFORMATION..................................................................... 17
   American General Life Insurance Company.............................................. 17
   Separate Account VUL-2............................................................... 17
   Guarantee of Insurance Obligations................................................... 18
   Communication with AGL............................................................... 18
       Administrative Center............................................................ 18
       eDelivery, eService, Telephone Transactions and Written Transactions............. 19
          eDelivery..................................................................... 19
          eService...................................................................... 19
          eService Transactions, Telephone Transactions and Written Transactions........ 19
       One-time Premium Payments Using eService......................................... 20
       Telephone Transactions........................................................... 20
       General.......................................................................... 20
   Variable Investment Divisions........................................................ 20
   Voting Rights of a Policy Owner...................................................... 22
   The Guaranteed Interest Division..................................................... 23
   Illustrations........................................................................ 23
POLICY FEATURES......................................................................... 23

   Age..................................................................... 23
   Death Benefits.......................................................... 24
   Maturity Benefit........................................................ 25
   Policy Issuance Information............................................. 25
   Right to Examine........................................................ 25
   Flexible Premium Payments............................................... 25
   Premium Payments and Transaction Requests in Good Order................. 26
   Changes in EquiBuilder III Policies..................................... 27
   Changing the Face Amount of Insurance................................... 27
   Changing Death Benefit Options.......................................... 28
   When Face Amount and Death Benefit Changes Go Into Effect............... 28
   Reports To Policy Owners................................................ 29
   Policy Periods, Anniversaries, Dates and Ages........................... 29
ADDITIONAL BENEFIT RIDERS.................................................. 30
   Disability Waiver Benefit Rider......................................... 30
   Accidental Death Benefit Rider.......................................... 30
   Children's Term Insurance Rider......................................... 30
   Term Insurance on an Additional Insured Person Rider.................... 30
   Accelerated Benefit Settlement Option Rider............................. 31
POLICY ACCOUNT TRANSACTIONS................................................ 31
   eDelivery, eService, Telephone Transactions and Written Transactions.... 31
   Changing Premium and Deduction Allocation Percentages................... 31
   Transfers of Policy Account Value Among Investment Divisions............ 31
   Market Timing........................................................... 32
   Restrictions Initiated By the Funds and Information Sharing Obligations. 33
   Transfers from the Guaranteed Interest Division......................... 33
   Borrowing from the Policy Account....................................... 34
   Loan Requests........................................................... 34
   Policy Loan Interest.................................................... 34
   When Interest is Due.................................................... 35
   Repaying the Loan....................................................... 35
   The Effects of a Policy Loan on the Policy Account...................... 35
   Withdrawing Money from the Policy Account............................... 37
   Surrendering the Policy for Its Net Cash Surrender Value................ 37
POLICY PAYMENTS............................................................ 38
   Payment Options......................................................... 38
       Income Payments for a Fixed Period.................................. 38
       Life Income with Payments Guaranteed for a Fixed Term of Years...... 38
       Proceeds at Interest................................................ 38
       Fixed Amount........................................................ 38
   The Beneficiary......................................................... 39
   Assignment of a Policy.................................................. 39
   Payment of Proceeds..................................................... 39
   Delay Required under Applicable Law..................................... 40
ADDITIONAL RIGHTS THAT WE HAVE............................................. 40
VARIATIONS IN POLICY OR INVESTMENT DIVISION TERMS AND CONDITIONS........... 41
       Policies Purchased Through "Internal Rollovers"..................... 41
       State Law Requirements.............................................. 41
       Expenses or Risks................................................... 41
       Underlying Investments.............................................. 41
CHARGES UNDER THE POLICY................................................... 42
   Transaction Fees........................................................ 42
       Premium Expense Charge.............................................. 42
       Statutory Premium Taxes............................................. 42
       Surrender Charge (for full surrenders).............................. 42

       Surrender Charge (for Face Amount decreases)........................................ 43
       Partial Surrender Processing Fee.................................................... 44
       Face Amount Increase Charge......................................................... 44
       Transfers........................................................................... 44
       Policy Owner Additional Illustration Charge......................................... 44
   Periodic Charges........................................................................ 44
       Administrative Charge............................................................... 44
       Cost of Insurance Charge............................................................ 45
       Mortality and Expense Risk Charge................................................... 45
       Fees and Expenses and Money Market Investment Division.............................. 45
       Optional Rider Charges.............................................................. 46
   Annual Fund Expenses.................................................................... 46
   Allocation of Policy Account Charges.................................................... 46
POLICY ACCOUNT VALUE....................................................................... 46
   Amounts in the Variable Investment Divisions............................................ 46
   Business Day and Close of Business...................................................... 47
   Determination of the Unit Value......................................................... 47
POLICY LAPSE AND REINSTATEMENT............................................................. 48
   Lapse of the Policy..................................................................... 48
   Reinstatement of the Policy............................................................. 48
FEDERAL TAX CONSIDERATIONS................................................................. 49
   Tax Effects............................................................................. 49
       General............................................................................. 49
   Testing for Modified Endowment Contract Status.......................................... 50
   Other Effects of Policy Changes......................................................... 51
   Rider Benefits.......................................................................... 51
   Taxation of Pre-Death Distributions if Your Policy is not a Modified Endowment Contract. 51
   Taxation of Pre-Death Distributions if Your Policy is a Modified Endowment Contract..... 51
   Policy Lapses and Reinstatements........................................................ 52
   Diversification and Investor Control.................................................... 52
   Estate and Generation Skipping Taxes.................................................... 53
   Life Insurance in Split Dollar Arrangements............................................. 53
   Pension and Profit-Sharing Plans........................................................ 54
   Other Employee Benefit Programs......................................................... 54
   ERISA................................................................................... 54
   Our Taxes............................................................................... 55
   When We Withhold Income Taxes........................................................... 55
   Other tax withholding................................................................... 55
   Tax Changes............................................................................. 55
   Foreign Account Tax Compliance ("FATCA")................................................ 55
BUSINESS DISRUPTION AND CYBER SECURITY RISKS............................................... 56
LEGAL PROCEEDINGS.......................................................................... 56
FINANCIAL STATEMENTS....................................................................... 57
       Rule 12h-7 disclosure............................................................... 57
REGISTRATION STATEMENTS.................................................................... 57
DEFINITIONS................................................................................ 58

                              CONTACT INFORMATION

Addresses and telephone numbers: Here is how you can contact us about the EquiBuilder III policies.

         ADMINISTRATIVE CENTER:            HOME OFFICE:      PREMIUM PAYMENTS:
------------------------------------------ ----------------- -----------------------------
(Express Delivery)        (U.S. Mail)      2727-A Allen      (Express Delivery)
VUL Administration        VUL              Parkway           American General Life
340 Seven Springs Way     Administration   Houston,          Insurance Company
MC430                     P.O. Box 305600  Texas 77019-2191  Payment Processing Center
Brentwood, Tennessee      Nashville,       1-713-831-3443    8430 W. Bryn Mawr Avenue
37027-5098                Tennessee        1-800-340-2765    3/rd/ Floor Lockbox 0993
1-713-831-3443,           37230-5600                         Chicago, IL 60631
1-800-340-2765                                               (U.S. Mail)
(Hearing Impaired)                                           Payment Processing Center
1-888-436-5256                                               P.O. Box 0993
Fax: 1-713-620-6653                                          Carol Stream, IL 60132-0993
(Except premium payments)

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 58 of this prospectus define certain words and phrases used in this prospectus.

   AGL no longer sells EquiBuilder III Policies.

                                POLICY BENEFITS

   You may currently allocate your Policy Account value among the 16 variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

Death Benefit

..   Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

..   Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

    . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

    . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

..  Accelerated Benefit Settlement Option Rider: Under the Accelerated Benefit
   Settlement Option Rider, you may receive accelerated payment of part of your death benefit if the Insured Person develops a terminal illness or is confined to a nursing care facility. We will deduct a processing charge from the accelerated death benefit at the time it is paid.

   Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 24.

Surrenders, Partial Surrenders, Transfers, and Policy Loans

.. Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

.. Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

.. Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

.. Policy Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions - Policy Loan Interest," on page 34. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. After the tenth Policy year, you may take a Preferred Loan from your Policy. Loans may have adverse tax consequences.

Premiums

.. Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

The Policy

.. Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus. The value of your investment division depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline.

..  Guaranteed Interest Division: You may place money in the Guaranteed Interest
   Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

.. Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 38.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

   You may be eligible to add an additional rider benefit to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                 POLICY RISKS

Investment Risk

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum Policy Account value.

   If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2 %.

Risk of Lapse

   If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months, plus any loan interest due, before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax advisor about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 49. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Partial Surrender and Surrender Risks

   The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to help meet long-term financial goals.

   Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 9.

   A surrender or partial surrender may have adverse tax consequences.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

   We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

                               Transaction Fees
----------------------------------------------------------------------------
Charge              When Charge is      Maximum Guaranteed  Current Charge
                    Deducted            Charge
------------------- ------------------  ------------------  ------------------
Premium Expense     Upon receipt of     5% of each premium  5% of each premium
Charge              each premium        payment up to the   payment up to the
                    payment             Target Premium for  Target Premium for
                                        a Policy year/1/    a Policy year/1/

Statutory Premium   Upon receipt of     3.5% of each        3.5% of each
Taxes/2/            each premium        premium payment     premium payment
                    payment

Surrender Charge/3/ Upon a full         During Policy       Capped at a total
                    surrender or lapse  years 1-10, 50% of  limit of 50% of
                    in the first 10     one Target          one Target
                    Policy years.       Premium, with the   Premium, but
                                        maximum surrender   calculated as
                    Also, in the event  charge decreasing   follows:
                    of a decrease in    20% annually
                    Face Amount before  following the       .   25% of
                    the end of the      6/th/ Policy year       premiums paid
                    10/th/ Policy                               during the
                    year, we deduct a                           first Policy
                    charge that is a                            year up to one
                    portion of the                              Target
                    surrender charge.                           Premium; and

                                                            .   9.0% of
                                                                additional
                                                                premiums paid
                                                                in Policy
                                                                years 1 - 10,
                                                                less any
                                                                surrender
                                                                charge
                                                                previously
                                                                deducted for a
                                                                decrease in
                                                                Face Amount
--------

   /1/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

   /2/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.

   /3/ We assess a surrender charge only during the first 10 Policy years.

                                 Transaction Fees
--------------------------------------------------------------------------------
                     When Charge is       Maximum Guaranteed
Charge               Deducted             Charge               Current Charge
-------------------  -------------------- -------------------  -------------------
Partial Surrender    Upon partial         The lesser of $25    $10
Processing Fee       surrender            or 2.0% of the
                                          partial surrender
                                          amount

Face Amount          Upon each Face       $1.50 for each       $1.50 for each
Increase Charge      Amount increase      $1,000 of Face       $1,000 of Face
                                          Amount increase, up  Amount Increase, up
                                          to $300              to $300

Transfer Fee         Upon transfer        $25 for each         $25 for each
                                          transfer/1/          transfer/2/

Policy Owner         Upon a Policy        $25 for each         $0
Additional           Owner's additional   illustration
Illustration Charge  illustration request request after the
                                          first illustration
                                          request in any
                                          Policy year

--------

   /1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

   /2/ Currently, the first 12 transfers in a Policy year are free of charge.

The next table describes the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

                                 Periodic Charges
                       (other than Fund fees and expenses)
--------------------------------------------------------------------------------------
                        When Charge is       Maximum Guaranteed
Charge                  Deducted             Charge               Current Charge
--------------------    -------------------  -------------------  -------------------
Administrative          Monthly, at the      $360 (deducted as    $360 (deducted as
Charge                  beginning of each    $30 per month,       $30 per month,
                        Policy month         during the first 12  during the first 12
                                             Policy months)       Policy months)

                                             $144 (deducted as    $108 (deducted as
                                             $12 per month,       $9 per month, after
                                             after the first 12   the first 12 Policy
                                             Policy months)       months)
Cost of Insurance
Charge/1/
   Maximum Charge/2/    Monthly, at the      $27.50 per $1,000    $27.50 per $1,000
                        beginning of each    of net amount at     of net amount at
                        Policy month         risk/3/              risk

   Minimum Charge/4/    Monthly, at the      $0.056 per $1,000    $0.052 per $1,000
                        beginning of each    of net amount at     of net amount at
                        Policy month         risk                 risk

   Example Charge       Monthly, at the      $0.22 per $1,000 of  $0.11 per $1,000 of
   for the first        beginning of each    net amount at risk   net amount at risk
   Policy year -        Policy month
   for a 38 year
   old male,
   non-tobacco user
   with a Face
   Amount of
   $200,000

Mortality and           Daily                annual effective     annual effective
Expense Risk Fee                             rate of 0.75% of     rate of 0.75% of
                                             accumulation value   accumulation value
                                             invested in          invested in
                                             variable investment  variable investment
                                             divisions            divisions

--------

   /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 94/th/ birthday. The policy anniversary nearest the insured person's 95/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, tobacco user, age 94, with a Face Amount of $100,000.

   /3/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, non-tobacco user, age 11 at the Policy's date of issue, with a Face Amount of $200,000.

The next tables describe the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

                               Periodic Charges
                        (optional benefit riders only)
-------------------------------------------------------------------------------------
Optional Benefit
Rider                  When Charge is       Maximum Guaranteed
Charge/1/              Deducted             Charge               Current Charge
-------------------    ------------------   ------------------   ------------------
Accelerated            At the time the      $200                 $200
Benefit Settlement     accelerated death
Option                 benefit is paid

Accidental Death
Benefit

   Maximum Charge      Monthly, at the      $1.80 per $1,000     $1.80 per $1,000
   - for a 69 year     beginning of each    of rider coverage    of rider coverage
   old male or         Policy month         amount per month     amount per month
   female, any
   risk class and
   any Face Amount

   Minimum Charge      Monthly, at the      $0.84 per $1,000     $0.84 per $1,000
   - for a 40 year     beginning of each    of rider coverage    of rider coverage
   old male or         Policy month         amount per month     amount per month
   female, any
   risk class and
   any Face Amount

   Example Charge      Monthly, at the      $0.84 per $1,000     $0.84 per $1,000
   - for a 38 year     beginning of each    of rider coverage    of rider coverage
   old non-tobacco     Policy month         amount per month     amount per month
   user, with a
   Face Amount of
   $200,000 for
   the first
   Policy year

Children's Term        Monthly, at the      $0.50 per $1,000     $0.50 per $1,000
Insurance Rider        beginning of each    of rider coverage    of rider coverage
                       Policy month         amount per month     amount per month

Additional Insured
Term Insurance

   Maximum Charge      Monthly, at the      $83.33 per $1,000    $26.11 per $1,000
   - for a 69 year     beginning of each    of rider coverage    of rider coverage
   old male,           Policy month         amount per month     amount per month
   non-tobacco
   user, with a
   Face Amount of
   $200,000 for
   the first
   Policy year

   Minimum Charge      Monthly, at the      $0.68 per $1,000     $0.68 per $1,000
   - for a 10 year     beginning of each    of rider coverage    of rider coverage
   old female,         Policy month         amount per month     amount per month
   non-tobacco
   user, any Face
   Amount

   Example Charge      Monthly, at the      $2.58 per $1,000     $1.62 per $1,000
   - for a 38 year     beginning of each    of rider coverage    of rider coverage
   old male,           Policy month         amount per month     amount per month
   non-tobacco
   user, with a
   Face Amount of
   $200,000 for
   the first
   Policy year

--------

   /1/ Charges for the Additional Insured Term Insurance rider varies based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative.

                              Periodic Charges
                       (optional benefit riders only)
------------------------------------------------------------------------------
Optional Benefit     When Charge is      Maximum Guaranteed
Rider Charge         Deducted            Charge             Current Charge
-------------------  ------------------  ------------------ -----------------
Disability Waiver
  Benefit/1/

Maximum Charge -     Monthly, at the     44% of total       22% of total
for a 59 year old    beginning of each   monthly deduction  monthly deduction
male or female, any  Policy month
risk class and any
Face Amount

Minimum Charge -     Monthly, at the     7% of total        2% of total
for a 20 year old    beginning of each   monthly deduction  monthly deduction
male any risk class  Policy month
and any Face Amount

Example Charge -     Monthly, at the     12% of total       6.6% of total
for a 38 year old    beginning of each   monthly deduction  monthly deduction
male, any risk       Policy month
class, with a Face
Amount of $200,000
for the first
Policy year

--------

   /1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2017. Current and future expenses for the Funds may be higher or lower than those shown.

                         Annual Fund Fees and Expenses
                         -----------------------------
               (expenses that are deducted from the Fund assets)
               -------------------------------------------------
                            Charge                               Maximum Minimum
                            ------                               ------- -------
Total Annual Fund Operating Expenses for all the funds            0.86%   0.10%
  (expenses that are deducted from portfolio assets include
  management fees, distribution (12b-1) fees, and other
  expenses)/1/

   Details concerning each Fund's specific fees and expenses are contained in the Fund's prospectus.

--------

   /1/ Currently 4 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2019. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

American General Life Insurance Company

   We are American General Life Insurance Company ("AGL" or the "Company"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

Separate Account VUL-2

   After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 42.

   We will invest the Policy Account in the Fidelity(R) VIP Government Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

   We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   The Separate Account also issues interests under EquiBuilder II variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

   Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

Guarantee of Insurance Obligations

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

Communication with AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   eDelivery, eService, Telephone Transactions and Written Transactions. There are several different ways to request and receive Policy services.

       eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select eDelivery. eDelivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for eDelivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/eservice and at the same time you enroll for eService, enroll for eDelivery. You do not have to enroll for eService to enroll for eDelivery unless you enroll on-line. You may select or cancel eDelivery at any time. There is no charge for eDelivery.

       eService. You may enroll for eService to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected eService, you may choose to handle certain Policy requests by eService, in writing or by telephone. We expect to expand the list of available eService transactions in the future. To enroll for eService, go to www.aig.com/eservice, click the eService login link, and complete the on line enrollment pages. You may select or cancel the use of eService at any time. There is no charge for eService.

       eService Transactions, Telephone Transactions and Written Transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by eService or by telephone. See "Telephone transactions" on page 20).

   .   transfer of accumulation value;*

   .   change of allocation percentages for premium payments; *

   .   change of allocation percentages for Policy deductions; *

   .   telephone transaction privileges; *

   .   loan;*

   .   full surrender;

   .   partial surrender;*

   .   premium payments;**

   .   change of beneficiary or contingent beneficiary;

   .   loan repayments or loan interest payments;**

   .   change of death benefit Option or manner of death benefit payment;

   .   change in specified amount;

   . addition or cancellation of, or other action with respect to any benefit riders;

   .   election of a payment Option for Policy proceeds; and

   .   tax withholding elections.

--------
* These transactions are permitted by eService, by telephone or in writing. ** These transactions are permitted by eService or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time Premium Payments Using eService. You may use eService to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of eService one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Business Day and Close of Business" on page 47.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone Transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

Variable Investment Divisions

   We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity(R) VIP, MFS(R) VIT and MFS(R) VIT II. One or more of the Funds may sell its shares to other funds. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

                                                                             Investment Adviser
               Series                     Fund Descriptions             (sub-adviser, if applicable)
-------------------------------------- ------------------------ ----------------------------------------------
Fidelity(R) VIP Asset Manager/SM/ -    High total return with   Fidelity Management & Research Company
Initial Class                          reduced risk             (FMR) (FMR Co., Inc.)
                                                                (Fidelity Investments Money Management, Inc.)
                                                                (Other affiliates of FMR)

Fidelity(R) VIP Asset Manager:         Maximize total return    Fidelity Management & Research Company
Growth(R) - Initial Class                                       (FMR) (FMR Co., Inc.)
                                                                (Fidelity Investments Money Management, Inc.)
                                                                (Other affiliates of FMR)

Fidelity(R) VIP Contrafund(R) -        Long-term capital        Fidelity Management & Research Company
Initial Class                          appreciation             (FMR) (FMR Co., Inc.)
                                                                (Other affiliates of FMR)

Fidelity(R) VIP Equity-Income -        Reasonable income        Fidelity Management & Research Company
Initial Class                          and potential capital    (FMR) (FMR Co., Inc.)
                                       appreciation             (Other affiliates of FMR)

Fidelity(R) VIP Government Money       High level of current    Fidelity Management & Research Company
Market - Initial Class                 income consistent with   (FMR) (Fidelity Investments Money
                                       preservation of capital  Management, Inc.)
                                       and liquidity            (Other affiliates of FMR)

Fidelity(R) VIP Growth - Initial Class Capital appreciation     Fidelity Management & Research Company
                                                                (FMR) (FMR Co., Inc.)
                                                                (Other affiliates of FMR)

Fidelity(R) VIP High Income - Initial  High level of current    Fidelity Management & Research Company
Class                                  income while             (FMR) (FMR Co., Inc.)
                                       considering growth of    (Other affiliates of FMR)
                                       capital

Fidelity(R) VIP Index 500 - Initial    Total return of          Fidelity Management & Research Company
Class                                  common stocks            (FMR) (FMR Co., Inc.)
                                       publicly traded in the   (Geode Capital Management, LLC)
                                       United States, as
                                       represented by the
                                       Standard & Poor's
                                       500(R) Index

Fidelity(R) VIP Investment Grade Bond  High level of current    Fidelity Management & Research Company
- Initial Class                        income consistent with   (FMR) (Fidelity Investments Money
                                       preservation of capital  Management, Inc.)
                                                                (Other affiliates of FMR)

Fidelity(R) VIP Overseas - Initial     Long-term growth of      Fidelity Management & Research Company
Class                                  capital                  (FMR) (FMR Co., Inc.)
                                                                (Other affiliates of FMR)

MFS(R) VIT II Core Equity - Initial    Capital appreciation     Massachusetts Financial Services Company
Class                                                           ("MFS")

MFS(R) VIT Growth - Initial Class      Capital appreciation     MFS

MFS(R) VIT Investors Trust - Initial   Capital appreciation     MFS
Class

MFS(R) VIT Research - Initial Class    Capital appreciation     MFS

MFS(R) VIT Total Return - Initial      Total return             MFS
Class

MFS(R) VIT Utilities - Initial Class   Total return             MFS

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the

Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the EquiBuilder III webpage at www.aig.com/individual/insurance/life/variable-universal-life/equibuilder-3 to view your Fund prospectuses and their supplements.

   Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS(R) VIT and MFS(R) VIT II, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity(R) VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

Voting Rights of a Policy Owner

   We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

   .   vote to elect the Boards of Trustees of the Funds;

   .   vote to ratify the selection of independent auditors for the Funds; and

   . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

   Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

   We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

   You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

   We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

   All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

   Examples of issues that require a portfolio-by-portfolio vote are:

   . changes in the fundamental investment Policy of a particular investment portfolio; or

   .   approval of an investment advisory agreement.

The Guaranteed Interest Division

   We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general account assets. Unlike the Separate Account, our general account assets may be used to pay any liabilities of AGL in addition to those arising from the Policies. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 11. The charges and expenses of the Funds shown under "Tables of Charges" do not apply to our Guaranteed Interest Division.

   You may transfer Policy Account value into the Guaranteed Interest Division at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Interest Division in a Policy year. Please see "Transfers from the Guaranteed Interest Division" on page 33.

Illustrations

   We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

   Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday".

Death Benefits

   We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

   . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

   . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

   The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

   Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

                        TABLE OF DEATH BENEFITS BASED
                           ON POLICY ACCOUNT VALUES
-----------------------------------------------------------------------------
Insured Person's Attained  40 or under
  Age*                                   45   50   55   60   65   70   75   95
Minimum Death Benefit as
  a Percentage of the
  Policy Account                   250% 215% 185% 150% 130% 120% 115% 105% 104%

* The percentages are interpolated for ages that are not shown here.

   For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

   These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 49.

   Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions.

   See "Policy Lapse and Reinstatement," on page 48. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

   If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

Maturity Benefit

   If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

Policy Issuance Information

   When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

   We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

   No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

   See "Flexible Premium Payments" on page 25 of this prospectus, for additional information concerning procedures for obtaining a Policy.

Right to Examine

   You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

   A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

   .   10 days after you receive your Policy; or

   .   45 days after you sign Part 1 of the Policy application.

   If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

Flexible Premium Payments

   You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

   You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center shown under "Contact Information" on page 5.

   We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

   Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 49.

   If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

   We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Premium Payments and Transaction Requests in Good Order

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

Changes in EquiBuilder III Policies

   EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

   A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 27.

   A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 37.

   Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 25.

   Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 27.

   Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 25.

Changing the Face Amount of Insurance

   Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

   For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

   Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 42.

   Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features - Death Benefits," on page 24.

   Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

   Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 49.

Changing Death Benefit Options

   Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 45.

   Changing the death benefit Option may have adverse tax consequences. You should consult a tax advisor before changing the death benefit Option.

   We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

   Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

   In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations" on page 49.

Reports To Policy Owners

   After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

   We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

Policy Periods, Anniversaries, Dates and Ages

   We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the NYSE is open for business.

   The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity(R) VIP Government Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity(R) VIP Government Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 25, regarding the commencement of insurance coverage.

   The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                           ADDITIONAL BENEFIT RIDERS

   You may be eligible to add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Some of the riders provide guaranteed benefits that are obligations against our general account assets and not of the Separate Account. See "The Guaranteed Interest Division" on page 23. Please see the "Tables of Charges" on page 11 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. The following additional benefit riders are currently available:

Disability Waiver Benefit Rider

   With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

Accidental Death Benefit Rider

   We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

Children's Term Insurance Rider

   This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

Term Insurance on an Additional Insured Person Rider

   This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

Accelerated Benefit Settlement Option Rider

   This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

   This Accelerated Benefit Settlement Option Rider is available with EquiBuilder III Policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the Policies. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax advisor before electing a payment option under this rider.

                          POLICY ACCOUNT TRANSACTIONS

   The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder III Policies," on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

eDelivery, eService, Telephone Transactions and Written Transactions

   See page 19 for information regarding eDelivery, eService, telephone transactions and written transactions.

Changing Premium and Deduction Allocation Percentages

   You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

   You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 5.

   If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 46. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

   A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

   Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 33.

Market Timing

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy Owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy Owner requests:

   . a transfer out of a variable investment division within two calendar weeks of an earlier transfer into that same variable investment division; or

   . a transfer into a variable investment division within two calendar weeks of an earlier transfer out of that same variable investment division; or

   . a transfer out of a variable investment division followed by a transfer into that same variable investment division, more than twice in any one calendar quarter; or

   . a transfer into a variable investment division followed by a transfer out of that same variable investment division, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment division. We treat such transactions as if they are transfers directly into and out of the same variable investment division. For instance:

    (1)if a Policy Owner requests a transfer out of any variable investment division into the money market investment division, and

    (2)the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment division back into that same variable investment division, then

    (3)the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Restrictions Initiated By the Funds and Information Sharing Obligations

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

Transfers from the Guaranteed Interest Division

   You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that

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


you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

Borrowing from the Policy Account

   At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 49, with respect to the federal income tax consequences of a loan.

Loan Requests

   Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

   If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

   Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

   The maximum rate is the greater of:

   .   5 1/2%; or

   . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

   If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

   We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

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


   Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

   Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

   You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

   We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity(R) VIP Equity - Income Division, we will not allocate repayments to the Fidelity(R) VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

   A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

   We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1/2%. Currently:

   . for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

   . after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the

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


       loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

   Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

   "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. We will charge a lower interest rate on these loans. The maximum amount eligible for Preferred Loans for any year is:

   . 10% of your Policy Account value or "accumulation value" (which includes any amount we are holding in the Guaranteed Interest Division as collateral for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your Preferred Loan collateral amount at a guaranteed annual effective rate of 4 1/2%. We intend to set the rate of interest you are paying to the same 4 1/2% rate we credit to your Preferred Loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed Preferred Loan collateral rate of 4 1/2%; and

   .   will never exceed an annual effective rate of the greater of:

       (1)5 1/2%; or

       (2)the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. See "Policy Loan Interest" on page 34 for a description of the Published Monthly Average.

   The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity(R) VIP Government Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity(R) VIP Government Money Market division. However, the $1,000 earns interest at a declared interest rate.

   A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 48 of this prospectus.

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


Withdrawing Money from the Policy Account

   After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

   .   be at least $500;

   . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

   . not cause the Policy to fail to qualify as life insurance under applicable law.

   You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity(R) VIP Government Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

   When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 46.

   A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 24.

   If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 49, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

   During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 42. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

   You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 49, for the tax consequences of a surrender.

                                POLICY PAYMENTS

Payment Options

   We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

   The following payment options are generally available:

   Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

   Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

   Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

   Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

   We guarantee interest under the foregoing options at the rate of 3% a year.

   We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

   The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

   We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

   You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 39. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

The Beneficiary

   You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

   At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.

Payment of Proceeds

   We generally will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 5. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

   We may defer determination of values and payment for one or more of the following reasons:

   . We contest the Policy, or we are deciding whether or not to contest the Policy;

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy Owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

Delay Required under Applicable Law

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

   . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

   . replace the underlying Fund that any investment division uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment divisions, combine two or more investment divisions or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

   . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

   .   change our underwriting and risk class guidelines;

   . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                  VARIATIONS IN POLICY OR INVESTMENT DIVISION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment divisions. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

Policies Purchased Through "Internal Rollovers"

   We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

State Law Requirements

   AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

Expenses or Risks

   AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

Underlying Investments

   You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using.

                           CHARGES UNDER THE POLICY

   Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity(R) VIP Government Money Market division.

   The following information describes the charges under the Policy as shown beginning on page 11 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Transaction Fees

   Premium Expense Charge. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums that you pay during that Policy year which exceed the Target Premium. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

   You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy's early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy's Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a MEC. See "Federal Tax Considerations," on page 49.

   We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents' commissions and printing prospectuses and sales literature. We do not profit from this charge.

   Statutory Premium Taxes. All states and certain other jurisdictions tax premium payments. Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

   Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

   The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

   . 25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

   . 9% of any additional premiums you pay during the first through tenth Policy years.

   Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of
$1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the
Policy were to occur during the indicated Policy year.
 During      Premium    Charge      Premium    Charge      Premium    Charge
  Year       Payment                Payment                Payment
           Assumptions            Assumptions            Assumptions
---------   ---------  ---------   ---------  ---------   ---------  ---------
    1        $3,000      $635        $2280      $570        $1140      $285
    2         3000        905        2280        775        3420        593
    3         3000       1140        2280        980        2280        790
    4         3000       1140        2280       1140        2280       1003
    5         3000       1140        2280       1140        2280       1140
    6         3000       1140        2280       1140        2280       1140
    7         3000        912        2280        912        2280        912
    8         3000        684        2280        684        2280        684
    9         3000        456        2280        456        2280        456
   10         3000        228        2280        228        2280        228

   We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

   Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

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   For example, assume that we issue a Policy for a male age 40 with a Face
Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

   Divide the amount of the Face Amount decrease by the initial Face
Amount.  ($100,000   [_] $200,00     = .5)

   Then multiply this fraction by the surrender charge in effect before the decrease.
              Pro rata surrender charge = .5 x $1,140 = $570.

   Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.

   Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 37.

   We do not charge a partial surrender processing fee for Face Amount decreases.

   Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder III Policies," on page 27.

   Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 31. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

   Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

Periodic Charges

   At the beginning of each Policy month, we deduct the following charges from each Policy Account.

   Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $9 per month. We may raise this $9 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

   For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

   Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page 24), the net amount at risk for the month will also rise.

   For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

   We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

   In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 8 of the SAI.

   Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value - Determination of the Unit Value" on page 47.

   We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

   Fees and Expenses and Money Market Investment Division. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment division may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment division are less than the Policy's fees and expenses, the money market investment division's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment division will lose value.

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


   Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 11.

Annual Fund Expenses

   The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

   We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges". See also "Charges Under the Policy - Transaction Fees - Surrender Charge," on page 42.

Allocation of Policy Account Charges

   Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

   We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                             POLICY ACCOUNT VALUE

   The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

   Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 23.

Amounts in the Variable Investment Divisions

   We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" on page 31 regarding the effective dates of Policy Account transactions.)

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


   The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

   You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Business Day and Close of Business

   We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

   Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

Determination of the Unit Value

   The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

   We determine a net investment factor for each variable investment division every business day as follows:

   . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

   . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

   . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

   . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

   . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

   . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

   Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                        POLICY LAPSE AND REINSTATEMENT

Lapse of the Policy

   If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, plus any loan interest due, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

   If we receive at least the amount to cover three months' charges, plus any loan interest due, before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

   If we do not receive at least the amount to cover three months' charges, plus any loan interest due, within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

   If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

Reinstatement of the Policy

   You may reinstate your Policy within three years after it lapses if:

   .   you provide evidence that the Insured Person is still insurable; and

   . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

   The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, or you surrender your policy, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. Any verbal/written communications, including this form, you have with and/or received from us are intended solely to educate you or facilitate the education with respect to our products and services or to facilitate the administration of this contract. You must consult with your insurance agent or financial advisor in order to receive advice or recommendations regarding this contract or any contract purchased. We are not/will not provide advice/guidance/recommendations that create a fiduciary relationship with you. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   Except as described in the Foreign Account Tax Compliance section on page 55 this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

 . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

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


 . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for Modified Endowment Contract Status

   The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance Policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

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Other Effects of Policy Changes

   Changes made to your Policy (for example, adding a rider to your policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

Rider Benefits

   We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax advisor regarding the impact of any rider you may purchase.

Taxation of Pre-Death Distributions if Your Policy is not a Modified Endowment Contract

   As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of Pre-Death Distributions if Your Policy is a Modified Endowment Contract

   If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

.. include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

.. will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

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


.. have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

..  is similar to the basis described above for other Policies; and

.. will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

..  to taxpayers 59 1/2 years of age or older;

..  in the case of a disability (as defined in the Code); or

.. to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date, policy lapse or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy Lapses and Reinstatements

   A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification and Investor Control

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

Estate and Generation Skipping Taxes

   If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2018, the federal estate, gift and generation skipping tax exemptions increased to $11,180,000 ($22,360,000 for married couples). You should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life Insurance in Split Dollar Arrangements

   The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

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


   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

Pension and Profit-Sharing Plans

   If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Security Act of 1974, as amended ("ERISA").

Other Employee Benefit Programs

   Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

   Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under ERISA.

Our Taxes

   We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

   Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When We Withhold Income Taxes

   Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Other tax withholding. Any owner not exempt from United States federal tax withholding should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax withholding under an applicable income tax treaty, if any.

Tax Changes

   The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

   Foreign Account Tax Compliance ("FATCA"). An owner who is not a "United States person," which is defined under the Code to mean:

    .  a citizen or resident of the United States
    . a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
    . any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
    .  a person that meets the substantial presence test
    .  any other person that is not a foreign person

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

                 BUSINESS DISRUPTION AND CYBER SECURITY RISKS

   We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

                               LEGAL PROCEEDINGS

   There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 26, 2018, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at American General Life Insurance Company, VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment divisions and the Policy, please refer to the registration statements and exhibits.

                                  DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center - The address of the Administrative Center of AGL is VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600. See "Contact Information" on page 5.

Age - The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us - American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable universal life insurance Policies described in this prospectus.

Face Amount - The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s) - Portfolio(s) of Fidelity(R) Variable Insurance Products and MFS(R) Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division - A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person - The person whose life is insured under a Policy.

Policy Account - The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary - An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month - A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your - The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year - An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date - The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC - The Securities and Exchange Commission.

Separate Account - Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information - The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder III Policies.

Target Premium - A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder III Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     REV. 1/2018

   FACTS     WHAT DOES AMERICAN INTERNATIONAL GROUP, INC. (AIG) DO
             WITH YOUR PERSONAL INFORMATION?

             Financial companies choose how they share your personal information. Federal law
   Why?      gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

             The types of personal information we collect and share depend on the product or service you have with us. This information can include:
                 .  Social Security number and Medical Information
   What?         .  Income and Credit History
                 .  Payment History and Employment Information
             When you are no longer our customer, we continue to share your information as described in this notice.

             All financial companies need to share customers' personal information to run their
   How?      everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons AGL and US Life chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information              Does AIG  Share?    Can you limit this sharing?
---------------------------------------------------------  -------------------  ---------------------------
For our everyday business purposes - such as to                   Yes                      No
process your transactions, maintain your account(s),
respond to court orders and legal investigations, conduct
research including data analytics, or report to credit
bureaus.
-----------------------------------------------------------------------------------------------------------
For our marketing purposes - to offer our products and            Yes                      No
services to you
-----------------------------------------------------------------------------------------------------------
For joint marketing with other financial companies                Yes                      No
-----------------------------------------------------------------------------------------------------------
For our affiliates' everyday business purposes -                  Yes                      No
information about your transactions and experiences
-----------------------------------------------------------------------------------------------------------
For our affiliates' everyday business purposes -                  No                 We don't share
information about your creditworthiness
-----------------------------------------------------------------------------------------------------------
For nonaffiliates to market to you                                No                 We don't share
-----------------------------------------------------------------------------------------------------------

Questions?     For AGL and US Life:
               Deferred variable annuity contracts: call 1-800-277-0914, send a secure message via our website at www.aig.com/annuities or write to us at P. O. Box 9655, Amarillo, TX 79105-9655.

               Deferred index annuity contacts or deferred fixed annuity contracts: call 1-800-424-4990, send a secure message via our website at www.aig.com/annuities or write to us at P.O. Box 871, Amarillo, TX 79105-0871.

               Variable universal life insurance policies: call 1-800-340-2765 or write to us at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600.

               Single premium immediate variable annuity contracts: call 1-877-299-1724, email us at immediateannuity@aig.com or write to us at Group Annuity Administration, P.O. Box 1277, Wilmington, DE 19899-1277

               Corporate Markets Group or High Net Worth life policies or annuity contracts: call 1-888-222-4943 (AGL), 1-877-883-6596
               (US Life) or 1-800-871-4536 (High Net Worth) or write to us at Affluent and Corporate Markets Group, 2929 Allen Parkway - A35-50, Houston, TX 77019.

               As administrator for annuities issued by John Alden Life Insurance Company or Renaissance Life and Health Insurance Company of America:call 1-800-424-4990 (AGL) or 1-800-289-0256
               (US Life).

               For VALIC:
               Deferred variable annuity contracts or index annuity contracts: call 1-800-445-7862, send a secure message via our website at www.aig.com/annuities or write to us at Annuity Service Center, P.O. Box 15570, Amarillo, TX 79105-5570.

               Deferred fixed annuities: call 1-888-569-6128, go to www.aig.com/annuities or write to us at VALIC Document Control, P.O. Box 15648, Amarillo, TX 79105-5648.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     Rev. 1/2018
                                                                          Page 2

Who we are

Who is providing this           American International Group, Inc. (AIG) member
notice?                         companies issuing the insurance products listed
                                above (See "Other Information" below for a list of company names).

 WHAT WE DO
How does AIG protect            To protect your personal information from
my personal                     unauthorized access and use, we use security
information?                    measures that comply with federal law. These
                                measures include computer safeguards and secured files and buildings.We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

How does AIG collect            We collect your personal information, for
my personal                     example, when you
information?                    .   Open an account or give us your contact
                                    information
                                .   Provide account information or make a wire
                                    transfer
                                .   Deposit money or close/surrender an account
                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?  Federal law gives you the right to limit only
                                .   sharing for affiliates' everyday business
                                    purposes - information about your
                                    creditworthiness
                                .   affiliates from using your information to
                                    market to you
                                .   sharing for nonaffiliates to market to you
                                State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates                      Companies related by common ownership or
                                control. They can be financial and non-financial companies.
                                .   Our affiliates include the member companies
                                    of American International Group, Inc.

Nonaffiliates                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.
                                .   AIG does not share with nonaffiliates so
                                    they can market to you.

Joint Marketing                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.
                                .   Our joint marketing partners include
                                    companies with which we jointly offer
                                    investments and insurance products, such as a bank.

Other important information
This notice is provided by American General Life Insurance Company (AGL); The United States Life Insurance Company in the City of New York(US Life); The Variable Annuity Life Insurance Company (VALIC); VALIC Financial Advisors, Inc.; AIG Capital Services, Inc.; and American General Life Insurance Company and The United States Life Insurance Company in the City of New York as administrator for John Alden Life Insurance Company and Renaissance Life and Health Insurance Company of America.

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the addresses indicated on the first page.

For Vermont Residents only. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you,other than as permitted by Vermont law, unless you authorize us to make those disclosures. Additional information concerning our privacy policies can be found using the contact information above for Questions.

For California Residents only. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

For Nevada Residents only. We are providing this notice pursuant to Nevada state law. You may be placed on our internal Do Not Call List by using the contact information referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: aginfo@ag.nv.gov. You may contact our customer service department by using the contact information referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

Enroll in VUL eDelivery The natural choice.

Every day the choices we        VUL eDelivery is an electronic service enabling you to receive email notifications
make impact those around us.    when your account-related documents are available to view online.
How about making a choice
that impacts our environment?   It's fast, simple and saves our environment!
When you enroll in VUL          To enroll in VUL eDelivery, call Customer Service or log in to eService at
eDelivery,you do that.          www.aig.com/eservice. After you sign on, select "My Profile" and edit your communication preference. Once you've subscribed to
We have partnered with the      VUL eDelivery, you will get a change confirmation email.
National Forest Foundation
and for every enrollment in     Need further convincing?
VUL eDelivery, a tree will      By choosing VUL eDelivery, you can:
be planted in appreciation.
                                .  Preserve the environment
                                .  Reduce paperwork clutter
                                .  Receive documents faster

                                Sign up for VUL eDelivery and make the natural choice.

[LOGO OF AIG]                               [LOGO OF NATIONAL FOREST FOUNDATION]

Not available for all products. Policies issued by American General Life Insurance Company (AGL) except in New York, where issued by The United States Life Insurance Company in the City of New York (US Life). Issuing companies AGL and US Life are responsible for financial obligations of insurance products and are members of American International Group, Inc. (AIG). Products may not be available in all states and product features may vary by state. For more information, contact Customer Service at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0318 (C)2018 AIG. All rights reserved.

For more information on the National Forest Foundation please visit www.nationalforests.org.

[LOGO] AIG

For additional information about the EquiBuilder III
Policies and the Separate Account, you may request a        For eService and
copy of the Statement of Additional Information (the    eDelivery, or to view and
"SAI"), dated May 1, 2018. We have filed the SAI with     Print Policy or Fund
the SEC and have incorporated it by reference into      prospectuses visit us at
this prospectus. You may obtain a free copy of the SAI    www.aig.com/eservice
and the Policy or Fund prospectuses if you write us at
our Administrative Center, which is located at VUL
Administration, P.O. Box 305600, Nashville, Tennessee
37230-5600 or call us at 1-800-340-2765. You may also
obtain the SAI from your AGL representative through
which the Policies may be purchased. Additional
information about the EquiBuilder III Policies,
including personalized illustrations of death
benefits, cash surrender values, and Policy Account
values is available without charge to individuals
considering purchasing a Policy, upon request to the
same address or phone number printed above. We may
charge current Policy Owners $25 per illustration if
they request more than one personalized illustration
in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's
Office of Investor Education and Advocacy in
Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
American General Life Insurance Company
2727-A Allen Parkway, Houston, TX 77019

EquiBuilder III Flexible Premium Variable Universal
Life Insurance
Policy Form Number T1735

Not available in the state of New York

Distributed by AIG Capital Services, Inc.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc.
("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2018. American International Group, Inc. All
Rights Reserved                                          ICA File No. 811-06366

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VUL-2

                           EQUIBUILDER III POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

               P.O. BOX 305600, NASHVILLE, TENNESSEE 37230-5600

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2018

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 1, 2018, describing the EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                              TABLE OF CONTENTS


GENERAL INFORMATION........................................................ 3

   AGL..................................................................... 3
   Separate Account VUL-2.................................................. 3
   American Home Assurance Company......................................... 4

SERVICES................................................................... 4

MORE INFORMATION ON LAPSE OF THE POLICY.................................... 4

DISTRIBUTION OF THE POLICIES............................................... 5

ADDITIONAL INFORMATION..................................................... 5

   Material Conflicts...................................................... 5
   Cost of insurance rates................................................. 6
   Limits on AGL's Right to Challenge a Policy............................. 6
   Special Purchase Plans.................................................. 7
   Underwriting Procedures and Cost of Insurance Charges................... 7
   Employee Benefit Plans.................................................. 8
   Dividends............................................................... 8

ACTUARIAL EXPERT........................................................... 8

FINANCIAL STATEMENTS....................................................... 8

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

Separate Account VUL-2

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   AGLC was merged into AGL at the end of 2011. AIG now provides the services that were previously provided by AGLC. During 2017, 2016, and 2015, AGL paid AIG for these services $108,138,878, $89,508,561 and $89,509,306, respectively.
AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

   A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at 21650 Oxnard Street, Suite 750, Woodland Hills,
CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

   We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   Broker-dealers earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

   Under the Public Disclosure Program, FINRA Regulation ("FINRA") provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

                            ADDITIONAL INFORMATION

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

Material Conflicts

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

Limits on AGL's Right to Challenge a Policy

   We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

   Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

   Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

   We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

   If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

   If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

   If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Special Purchase Plans

   Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

Underwriting Procedures and Cost of Insurance Charges

   Cost of insurance charges for the Policies will not be the same for all Policy Owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy Owner pays a cost of insurance charge related to the Insured Person's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the Insured Person and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all Insured Persons would discriminate unfairly in favor of those Insured Persons representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy Owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy Owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among Insured Persons, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

Employee Benefit Plans

   Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

   We pay no dividends on the Policies offered by this Prospectus.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Tim Donovan, who is Chief Life Pricing Actuary - Life, Health and Disability of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account VUL-2 and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of American Home.

   You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . The Audited Financial Statements of Separate Account VUL-2 of American General Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017.

   . The Audited Consolidated Financial Statements of American General Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.

   . The Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.

   The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

   You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

American General
Life Companies

                                                         Separate Account VUL-2
                                        American General Life Insurance Company

                                                                           2017

                                                                  Annual Report

                                                              December 31, 2017

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account VUL-2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts indicated in Note 1 (constituting Separate Account VUL-2 sponsored by American General Life Insurance Company, hereafter collectively referred to as the "sub-accounts") as of December 31, 2017, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in Separate Account VUL-2 as of December 31, 2017, the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company's management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the Separate Account VUL-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to each of the sub-accounts in Separate Account VUL-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the mutual fund companies and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 26, 2018

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not determined the specific year we began serving as auditor.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

                                                                            Due from (to)
                                                                              Company's
                                                               Investments     General
Sub-accounts                                                  at Fair Value Account, Net  Net Assets
------------                                                  ------------- ------------- -----------
Fidelity VIP Asset Manager Growth Portfolio Initial Class      $ 7,002,648   $        --  $ 7,002,648
Fidelity VIP Asset Manager Portfolio Initial Class              11,306,705            --   11,306,705
Fidelity VIP Contrafund Portfolio Initial Class                 38,907,547            --   38,907,547
Fidelity VIP Equity-Income Portfolio Initial Class              32,818,832            --   32,818,832
Fidelity VIP Government Money Market Portfolio Initial Class     1,527,842            --    1,527,842
Fidelity VIP Growth Portfolio Initial Class                     56,814,401            --   56,814,401
Fidelity VIP High Income Portfolio Initial Class                 2,119,613            --    2,119,613
Fidelity VIP Index 500 Portfolio Initial Class                  38,006,059            --   38,006,059
Fidelity VIP Investment Grade Bond Portfolio Initial Class       2,697,764            --    2,697,764
Fidelity VIP Overseas Portfolio Initial Class                    8,119,287            --    8,119,287
MFS VIT Growth Series Initial Class                             14,131,500            --   14,131,500
MFS VIT II Core Equity Portfolio Initial Class                   6,989,934            --    6,989,934
MFS VIT Investors Trust Series Initial Class                     3,383,613            --    3,383,613
MFS VIT Research Series Initial Class                            5,442,555            --    5,442,555
MFS VIT Total Return Series Initial Class                        4,951,368            --    4,951,368
MFS VIT Utilities Series Initial Class                           8,378,649            --    8,378,649

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017

                                                                        Net Asset
                                                                        Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares     Share       Value           Held      Level*
------------                                                  --------- --------- -------------- -------------- ------
Fidelity VIP Asset Manager Growth Portfolio Initial Class       364,531  $ 19.21   $ 7,002,648    $ 5,670,194     1
Fidelity VIP Asset Manager Portfolio Initial Class              742,397    15.23    11,306,705     11,099,009     1
Fidelity VIP Contrafund Portfolio Initial Class               1,025,502    37.94    38,907,547     26,924,197     1
Fidelity VIP Equity-Income Portfolio Initial Class            1,373,748    23.89    32,818,832     27,268,716     1
Fidelity VIP Government Money Market Portfolio Initial Class  1,527,842     1.00     1,527,842      1,527,842     1
Fidelity VIP Growth Portfolio Initial Class                     767,244    74.05    56,814,401     31,906,126     1
Fidelity VIP High Income Portfolio Initial Class                388,920     5.45     2,119,613      2,171,626     1
Fidelity VIP Index 500 Portfolio Initial Class                  140,151   271.18    38,006,059     19,885,694     1
Fidelity VIP Investment Grade Bond Portfolio Initial Class      210,763    12.80     2,697,764      2,723,864     1
Fidelity VIP Overseas Portfolio Initial Class                   355,019    22.87     8,119,287      5,942,743     1
MFS VIT Growth Series Initial Class                             288,988    48.90    14,131,500      8,285,597     1
MFS VIT II Core Equity Portfolio Initial Class                  277,268    25.21     6,989,934      6,423,635     1
MFS VIT Investors Trust Series Initial Class                    112,525    30.07     3,383,613      2,580,179     1
MFS VIT Research Series Initial Class                           184,493    29.50     5,442,555      4,061,738     1
MFS VIT Total Return Series Initial Class                       200,460    24.70     4,951,368      4,104,042     1
MFS VIT Utilities Series Initial Class                          284,022    29.50     8,378,649      7,655,607     1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                 Fidelity VIP      Fidelity VIP                                          Fidelity VIP
                                 Asset Manager         Asset         Fidelity VIP      Fidelity VIP       Government
                                    Growth            Manager         Contrafund       Equity-Income     Money Market
                               Portfolio Initial Portfolio Initial Portfolio Initial Portfolio Initial Portfolio Initial
                                     Class             Class             Class             Class             Class
                               ----------------- ----------------- ----------------- ----------------- -----------------
For the Year Ended
  December 31, 2017
From operations:
   Dividends                      $   85,069        $   206,687       $   370,392       $   541,464       $   11,731
   Mortality and expense risk
     and administrative
     charges                         (51,707)           (83,461)         (280,135)         (239,711)         (13,376)
                                  ----------        -----------       -----------       -----------       ----------
   Net investment income
     (loss)                           33,362            123,226            90,257           301,753           (1,645)
   Net realized gain (loss)          223,230             47,352         1,414,909           702,818               --
   Capital gain distribution
     from mutual funds               904,377          1,240,773         1,978,069           662,988               --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                     (29,329)           (23,020)        3,602,196         1,989,256               --
                                  ----------        -----------       -----------       -----------       ----------
Increase (decrease) in net
  assets from operations           1,131,640          1,388,331         7,085,431         3,656,815           (1,645)
                                  ----------        -----------       -----------       -----------       ----------

From contract transactions:
   Payments received from
     contract owners                 520,089            773,554         1,781,311         1,929,587          324,390
   Payments for contract
     benefits or terminations       (651,247)          (701,531)       (2,621,731)       (2,008,371)        (346,962)
   Policy loans                      (15,536)           (16,273)         (181,068)          (24,244)          (2,639)
   Transfers between
     sub-accounts (including
     fixed account), net             (45,920)           (29,077)         (142,926)         (249,417)         (61,274)
   Contract maintenance
     charges                        (598,559)        (1,077,943)       (2,232,795)       (2,523,260)        (407,120)
                                  ----------        -----------       -----------       -----------       ----------

Increase (decrease) in net
  assets from contract
  transactions                      (791,173)        (1,051,270)       (3,397,209)       (2,875,705)        (493,605)
                                  ----------        -----------       -----------       -----------       ----------
Increase (decrease) in net
  assets                             340,467            337,061         3,688,222           781,110         (495,250)
Net assets at beginning of
  period                           6,662,181         10,969,644        35,219,325        32,037,722        2,023,092
                                  ----------        -----------       -----------       -----------       ----------
Net assets at end of period       $7,002,648        $11,306,705       $38,907,547       $32,818,832       $1,527,842
                                  ==========        ===========       ===========       ===========       ==========

Beginning units                       19,876             24,758            50,356            40,570           12,159
Units issued                             315                333               257               275            3,194
Units redeemed                        (2,462)            (2,558)           (4,626)           (3,756)          (6,164)
                                  ----------        -----------       -----------       -----------       ----------
Ending units                          17,729             22,533            45,987            37,089            9,189
                                  ==========        ===========       ===========       ===========       ==========

For the Year Ended
  December 31, 2016
From operations:
   Dividends                      $   92,815        $   163,592       $   277,967       $   689,906       $    4,415
   Mortality and expense risk
     and administrative
     charges                         (50,260)           (83,855)         (258,973)         (224,176)         (16,358)
                                  ----------        -----------       -----------       -----------       ----------
   Net investment income
     (loss)                           42,555             79,737            18,994           465,730          (11,943)
   Net realized gain (loss)          174,183             51,144         1,005,517           362,110               --
   Capital gain distribution
     from mutual funds                98,423            485,702         2,784,454         1,921,632               --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    (221,795)          (376,170)       (1,416,853)        2,036,011               --
                                  ----------        -----------       -----------       -----------       ----------
Increase (decrease) in net
  assets from operations              93,366            240,413         2,392,112         4,785,483          (11,943)
                                  ----------        -----------       -----------       -----------       ----------

From contract transactions:
   Payments received from
     contract owners                 549,313            846,013         1,870,406         2,043,128          310,276
   Payments for contract
     benefits or terminations       (490,781)          (594,035)       (2,192,338)       (1,950,123)        (182,890)
   Policy loans                       (8,896)            10,686          (141,696)           57,603           (2,653)
   Transfers between
     sub-accounts (including
     fixed account), net             (28,157)          (132,582)         (312,808)         (204,678)         167,511
   Contract maintenance
     charges                        (626,474)        (1,174,062)       (2,349,302)       (2,638,051)        (422,889)
                                  ----------        -----------       -----------       -----------       ----------
Increase (decrease) in net
  assets from contract
  transactions                      (604,995)        (1,043,980)       (3,125,738)       (2,692,121)        (130,645)
                                  ----------        -----------       -----------       -----------       ----------

Increase (decrease) in net
  assets                            (511,629)          (803,567)         (733,626)        2,093,362         (142,588)
Net assets at beginning of
  period                           7,173,810         11,773,211        35,952,951        29,944,360        2,165,680
                                  ----------        -----------       -----------       -----------       ----------
Net assets at end of period       $6,662,181        $10,969,644       $35,219,325       $32,037,722       $2,023,092
                                  ==========        ===========       ===========       ===========       ==========

Beginning units                       21,766             27,184            55,107            44,418           12,945
Units issued                             464                180               263               374            2,000
Units redeemed                        (2,354)            (2,606)           (5,014)           (4,222)          (2,786)
                                  ----------        -----------       -----------       -----------       ----------
Ending units                          19,876             24,758            50,356            40,570           12,159
                                  ==========        ===========       ===========       ===========       ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                           Fidelity VIP
                                           Fidelity VIP    Fidelity VIP    Fidelity VIP     Investment   Fidelity VIP
                                              Growth        High Income      Index 500      Grade Bond     Overseas
                                         Portfolio Initial   Portfolio   Portfolio Initial   Portfolio     Portfolio
                                               Class       Initial Class       Class       Initial Class Initial Class
                                         ----------------- ------------- ----------------- ------------- -------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                $   116,142     $  113,568      $   643,605     $   67,584    $   108,961
   Mortality and expense risk and
     administrative charges                    (400,131)       (16,506)        (268,731)       (21,221)       (56,701)
                                            -----------     ----------      -----------     ----------    -----------
   Net investment income (loss)                (283,989)        97,062          374,874         46,363         52,260
   Net realized gain (loss)                   2,961,888        (25,017)       1,765,460        (13,639)       210,349
   Capital gain distribution from
     mutual funds                             3,837,655             --          114,370         13,646          7,117
   Change in unrealized appreciation
     (depreciation) of investments            8,849,756         60,897        4,546,885         50,446      1,639,206
                                            -----------     ----------      -----------     ----------    -----------
Increase (decrease) in net assets from
  operations                                 15,365,310        132,942        6,801,589         96,816      1,908,932
                                            -----------     ----------      -----------     ----------    -----------

From contract transactions:
   Payments received from contract
     owners                                   2,829,791        167,640        2,082,323        249,256        588,762
   Payments for contract benefits or
     terminations                            (4,220,393)      (203,976)      (2,311,198)      (493,022)      (563,761)
   Policy loans                                (166,829)         5,924         (112,321)        (7,385)       (12,395)
   Transfers between sub-accounts
     (including fixed account), net            (433,315)        (6,695)        (178,391)        41,813        190,932
   Contract maintenance charges              (3,632,026)      (239,201)      (2,541,052)      (310,639)      (701,845)
                                            -----------     ----------      -----------     ----------    -----------
Increase (decrease) in net assets from
  contract transactions                      (5,622,772)      (276,308)      (3,060,639)      (519,977)      (498,307)
                                            -----------     ----------      -----------     ----------    -----------

Increase (decrease) in net assets             9,742,538       (143,366)       3,740,950       (423,161)     1,410,625
Net assets at beginning of period            47,071,863      2,262,979       34,265,109      3,120,925      6,708,662
                                            -----------     ----------      -----------     ----------    -----------
Net assets at end of period                 $56,814,401     $2,119,613      $38,006,059     $2,697,764    $ 8,119,287
                                            ===========     ==========      ===========     ==========    ===========

Beginning units                                  65,271          7,579           53,416          9,447         21,742
Units issued                                        319            289              483            480            970
Units redeemed                                   (6,854)        (1,179)          (4,855)        (2,032)        (2,363)
                                            -----------     ----------      -----------     ----------    -----------
Ending units                                     58,736          6,689           49,044          7,895         20,349
                                            ===========     ==========      ===========     ==========    ===========

For the Year Ended December 31, 2016
From operations:
   Dividends                                $    18,294     $  116,652      $   481,698     $   74,445    $   100,907
   Mortality and expense risk and
     administrative charges                    (356,924)       (16,590)        (249,159)       (24,530)       (53,232)
                                            -----------     ----------      -----------     ----------    -----------
   Net investment income (loss)                (338,630)       100,062          232,539         49,915         47,675
   Net realized gain (loss)                   1,866,425        (37,730)       1,513,062        (22,789)       111,970
   Capital gain distribution from
     mutual funds                             4,671,925             --           35,048          1,568         11,959
   Change in unrealized appreciation
     (depreciation) of investments           (6,308,582)       224,606        1,685,830        103,127       (624,361)
                                            -----------     ----------      -----------     ----------    -----------
Increase (decrease) in net assets from
  operations                                   (108,862)       286,938        3,466,479        131,821       (452,757)
                                            -----------     ----------      -----------     ----------    -----------

From contract transactions:
   Payments received from contract
     owners                                   3,064,910        182,326        2,189,290        270,850        615,075
   Payments for contract benefits or
     terminations                            (3,034,854)      (165,489)      (2,661,920)      (293,972)      (418,231)
   Policy loans                                 (37,949)        (2,201)         (81,031)         6,746        (32,403)
   Transfers between sub-accounts
     (including fixed account), net            (253,581)        16,549         (113,154)       147,518       (187,569)
   Contract maintenance charges              (3,844,717)      (243,752)      (2,651,352)      (353,278)      (726,269)
                                            -----------     ----------      -----------     ----------    -----------
Increase (decrease) in net assets from
  contract transactions                      (4,106,191)      (212,567)      (3,318,167)      (222,136)      (749,397)
                                            -----------     ----------      -----------     ----------    -----------

Increase (decrease) in net assets            (4,215,053)        74,371          148,312        (90,315)    (1,202,154)
Net assets at beginning of period            51,286,916      2,188,608       34,116,797      3,211,240      7,910,816
                                            -----------     ----------      -----------     ----------    -----------
Net assets at end of period                 $47,071,863     $2,262,979      $34,265,109     $3,120,925    $ 6,708,662
                                            ===========     ==========      ===========     ==========    ===========

Beginning units                                  71,151          8,339           59,049         10,105         24,159
Units issued                                        457            313              452            784            493
Units redeemed                                   (6,337)        (1,073)          (6,085)        (1,442)        (2,910)
                                            -----------     ----------      -----------     ----------    -----------
Ending units                                     65,271          7,579           53,416          9,447         21,742
                                            ===========     ==========      ===========     ==========    ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                            MFS VIT      MFS VIT II      MFS VIT       MFS VIT        MFS VIT
                                             Growth      Core Equity    Investors      Research     Total Return
                                         Series Initial   Portfolio   Trust Series  Series Initial Series Initial
                                             Class      Initial Class Initial Class     Class          Class
                                         -------------- ------------- ------------- -------------- --------------
For the Year Ended December 31, 2017
From operations:
   Dividends                              $    13,876    $   63,036    $   23,067     $   70,547     $  114,241
   Mortality and expense risk and
     administrative charges                   (99,244)      (50,090)      (23,799)       (39,096)       (36,823)
                                          -----------    ----------    ----------     ----------     ----------
   Net investment income (loss)               (85,368)       12,946          (732)        31,451         77,418
   Net realized gain (loss)                   675,318        (6,693)      106,283        233,952        171,965
   Capital gain distribution from
     mutual funds                             525,084       388,369       124,485        346,498        132,934
   Change in unrealized appreciation
     (depreciation) of investments          2,348,278     1,034,762       410,347        439,846        152,666
                                          -----------    ----------    ----------     ----------     ----------
Increase (decrease) in net assets from
  operations                                3,463,312     1,429,384       640,383      1,051,747        534,983
                                          -----------    ----------    ----------     ----------     ----------

From contract transactions:
   Payments received from contract
     owners                                   749,052       397,021       167,259        319,492        373,340
   Payments for contract benefits or
     terminations                            (817,804)     (433,421)     (153,519)      (373,212)      (501,402)
   Policy loans                              (130,753)      (40,205)      (20,135)       (30,454)        (7,046)
   Transfers between sub-accounts
     (including fixed account), net           (63,680)     (202,640)        3,813        (52,228)        86,999
   Contract maintenance charges              (860,578)     (464,606)     (219,543)      (378,332)      (412,570)
                                          -----------    ----------    ----------     ----------     ----------
Increase (decrease) in net assets from
  contract transactions                    (1,123,763)     (743,851)     (222,125)      (514,734)      (460,679)
                                          -----------    ----------    ----------     ----------     ----------

Increase (decrease) in net assets           2,339,549       685,533       418,258        537,013         74,304
Net assets at beginning of period          11,791,951     6,304,401     2,965,355      4,905,542      4,877,064
                                          -----------    ----------    ----------     ----------     ----------
Net assets at end of period               $14,131,500    $6,989,934    $3,383,613     $5,442,555     $4,951,368
                                          ===========    ==========    ==========     ==========     ==========

Beginning units                                47,031       245,569        14,015         21,609         19,018
Units issued                                      689         2,737           372            352            677
Units redeemed                                 (4,506)      (28,547)       (1,324)        (2,382)        (2,373)
                                          -----------    ----------    ----------     ----------     ----------
Ending units                                   43,214       219,759        13,063         19,579         17,322
                                          ===========    ==========    ==========     ==========     ==========

For the Year Ended December 31, 2016
From operations:
   Dividends                              $     5,334    $   47,139    $   25,542     $   38,189     $  140,083
   Mortality and expense risk and
     administrative charges                   (90,147)      (46,195)      (22,040)       (36,580)       (35,792)
                                          -----------    ----------    ----------     ----------     ----------
   Net investment income (loss)               (84,813)          944         3,502          1,609        104,291
   Net realized gain (loss)                   512,854       (99,829)       91,572        197,856        117,791
   Capital gain distribution from
     mutual funds                             727,572       505,981       326,495        490,151        157,489
   Change in unrealized appreciation
     (depreciation) of investments           (970,120)      213,871      (199,928)      (319,007)        (2,901)
                                          -----------    ----------    ----------     ----------     ----------
Increase (decrease) in net assets from
  operations                                  185,493       620,967       221,641        370,609        376,670
                                          -----------    ----------    ----------     ----------     ----------

From contract transactions:
   Payments received from contract
     owners                                   796,976       428,460       180,785        355,390        388,882
   Payments for contract benefits or
     terminations                            (857,355)     (427,943)     (188,991)      (382,944)      (313,735)
   Policy loans                               (44,972)      (71,624)         (676)       (50,508)       (59,236)
   Transfers between sub-accounts
     (including fixed account), net           (38,998)      (39,435)       (6,911)         1,048        156,747
   Contract maintenance charges              (909,311)     (499,883)     (232,061)      (402,830)      (421,499)
                                          -----------    ----------    ----------     ----------     ----------
Increase (decrease) in net assets from
  contract transactions                    (1,053,660)     (610,425)     (247,854)      (479,844)      (248,841)
                                          -----------    ----------    ----------     ----------     ----------

Increase (decrease) in net assets            (868,167)       10,542       (26,213)      (109,235)       127,829
Net assets at beginning of period          12,660,118     6,293,859     2,991,568      5,014,777      4,749,235
                                          -----------    ----------    ----------     ----------     ----------
Net assets at end of period               $11,791,951    $6,304,401    $2,965,355     $4,905,542     $4,877,064
                                          ===========    ==========    ==========     ==========     ==========

Beginning units                                51,341       271,013        15,238         23,841         20,053
Units issued                                      633         4,657           461            508          1,084
Units redeemed                                 (4,943)      (30,101)       (1,684)        (2,740)        (2,119)
                                          -----------    ----------    ----------     ----------     ----------
Ending units                                   47,031       245,569        14,015         21,609         19,018
                                          ===========    ==========    ==========     ==========     ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                         MFS VIT
                                                                     Utilities Series
                                                                      Initial Class
                                                                     ----------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                           $   365,401
   Mortality and expense risk and administrative charges                   (63,475)
                                                                       -----------
   Net investment income (loss)                                            301,926
   Net realized gain (loss)                                                187,863
   Change in unrealized appreciation (depreciation) of investments         611,949
                                                                       -----------
Increase (decrease) in net assets from operations                        1,101,738
                                                                       -----------

From contract transactions:
   Payments received from contract owners                                  500,581
   Payments for contract benefits or terminations                         (647,167)
   Policy loans                                                            (58,167)
   Transfers between sub-accounts (including fixed account), net           (19,184)
   Contract maintenance charges                                           (598,404)
                                                                       -----------
Increase (decrease) in net assets from contract transactions              (822,341)
                                                                       -----------

Increase (decrease) in net assets                                          279,397
Net assets at beginning of period                                        8,099,252
                                                                       -----------
Net assets at end of period                                            $ 8,378,649
                                                                       ===========

Beginning units                                                             20,487
Units issued                                                                   519
Units redeemed                                                              (2,411)
                                                                       -----------
Ending units                                                                18,595
                                                                       ===========

For the Year Ended December 31, 2016
From operations:
   Dividends                                                           $   324,715
   Mortality and expense risk and administrative charges                   (62,767)
                                                                       -----------
   Net investment income (loss)                                            261,948
   Net realized gain (loss)                                                122,749
   Capital gain distribution from mutual funds                             191,584
   Change in unrealized appreciation (depreciation) of investments         271,888
                                                                       -----------
Increase (decrease) in net assets from operations                          848,169
                                                                       -----------

From contract transactions:
   Payments received from contract owners                                  517,311
   Payments for contract benefits or terminations                         (706,519)
   Policy loans                                                            (75,258)
   Transfers between sub-accounts (including fixed account), net          (139,886)
   Contract maintenance charges                                           (630,053)
                                                                       -----------
Increase (decrease) in net assets from contract transactions            (1,034,405)
                                                                       -----------

Increase (decrease) in net assets                                         (186,236)
Net assets at beginning of period                                        8,285,488
                                                                       -----------
Net assets at end of period                                            $ 8,099,252
                                                                       ===========

Beginning units                                                             23,188
Units issued                                                                   334
Units redeemed                                                              (3,035)
                                                                       -----------
Ending units                                                                20,487
                                                                       ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

1. Organization

Separate Account VUL-2 (the Separate Account) was established in September 30, 1991 to receive and invest premium payments from variable universal life insurance policies issued by The American Franklin Life Insurance Company (AMFLIC). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company (Franklin). This was followed by an immediate merger of Franklin with an affiliate, American General Life Insurance Company (the Company). The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

As a result of the mergers, the Company became the depositor of the Separate Account and its assets are the property of the Company. The Company is responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners. The products in the Separate Account, (EquiBuilder II and EquiBuilder III), are no longer available for sale.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2017 and related Statements of Operations and Changes in Net Assets for each of the two years in the period then ended.

              Fidelity Variable Insurance Products (Fidelity VIP)
           Fidelity VIP Asset Manager Growth Portfolio Initial Class
              Fidelity VIP Asset Manager Portfolio Initial Class
                Fidelity VIP Contrafund Portfolio Initial Class
              Fidelity VIP Equity-Income Portfolio Initial Class
         Fidelity VIP Government Money Market Portfolio Initial Class
                  Fidelity VIP Growth Portfolio Initial Class
               Fidelity VIP High Income Portfolio Initial Class
                Fidelity VIP Index 500 Portfolio Initial Class
          Fidelity VIP Investment Grade Bond Portfolio Initial Class
                 Fidelity VIP Overseas Portfolio Initial Class

                    MFS Variable Insurance Trust (MFS VIT)
                      MFS VIT Growth Series Initial Class
                MFS VIT II Core Equity Portfolio Initial Class
                 MFS VIT Investors Trust Series Initial Class
                     MFS VIT Research Series Initial Class
                   MFS VIT Total Return Series Initial Class
                    MFS VIT Utilities Series Initial Class

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to the Company from the contract owner's selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner's selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

.. Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

.. Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2017 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2017, and respective hierarchy levels.

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The separate account annual charge is calculated as a percentage of the net asset value and deducted at an annual rate of 0.75 percent.

Monthly Administrative Charge: The Company makes a monthly charge against each policy account for the administrative expenses. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The Company currently charges $9 per month guaranteed to be no more than $12 per month.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

During the first ten years a policy is in effect, a withdrawal charge may be assessed by the Company. The maximum withdrawal charge is equal to 50 percent of one "target" premium. This maximum will not vary with premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum withdrawal charge will decrease by 20 percent. The current withdrawal charge for EquiBuilder II and EquiBuilder III will equal 30 percent and 25 percent, respectively, of premium payments made during the first policy year up to one "target" premium and 9 percent of any additional premiums paid during the first ten policy years.

Cost of Insurance Charge: Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Face Amount Increase Charge: The Company charges for an increase in the face amount of insurance. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

The face amount increase charge is $1.50 per $1,000 increase in the face amount of insurance up to a maximum charge of $300.

Policy Loan Interest Charge: A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of four transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on premium payments made up to a maximum of 3.50 percent. The Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For EquiBuilder III, the Company makes a sales expense deduction equal to 5 percent of each premium paid during any policy year up to a target premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premium in excess of the target premium paid during that policy year).

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

5. Purchases and Sales of Investments

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                               Cost of   Proceeds from
Sub-accounts                                                  Purchases      Sales
------------                                                  ---------- -------------
Fidelity VIP Asset Manager Growth Portfolio Initial Class     $1,092,101  $  945,535
Fidelity VIP Asset Manager Portfolio Initial Class             1,589,268   1,276,539
Fidelity VIP Contrafund Portfolio Initial Class                2,519,309   3,848,191
Fidelity VIP Equity-Income Portfolio Initial Class             1,395,518   3,306,482
Fidelity VIP Government Money Market Portfolio Initial Class     538,290   1,033,541
Fidelity VIP Growth Portfolio Initial Class                    4,178,487   6,247,591
Fidelity VIP High Income Portfolio Initial Class                 199,670     378,916
Fidelity VIP Index 500 Portfolio Initial Class                 1,052,516   3,623,913
Fidelity VIP Investment Grade Bond Portfolio Initial Class       237,520     697,488
Fidelity VIP Overseas Portfolio Initial Class                    455,815     894,744
MFS VIT Growth Series Initial Class                              727,294   1,411,340
MFS VIT II Core Equity Portfolio Initial Class                   518,035     860,570
MFS VIT Investors Trust Series Initial Class                     230,471     328,842
MFS VIT Research Series Initial Class                            496,911     633,696
MFS VIT Total Return Series Initial Class                        422,612     672,939
MFS VIT Utilities Series Initial Class                           580,918   1,101,334

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6. Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2017, follows:

                                             December 31, 2017     For the Year Ended December 31, 2017
                                         ------------------------- ------------------------------------
                                                 Unit               Investment       Expense     Total
                                                 Value  Net Assets    Income          Ratio     Return
Sub-accounts                              Units   ($)      ($)     Ratio (%)/(a)/    (%)/(b)/   (%)/(c)/
------------                             ------- ------ ---------- -------------     -------    -------
Fidelity VIP Asset Manager Growth
  Portfolio Initial Class                 17,729 394.99  7,002,648     1.25           0.75       17.84
Fidelity VIP Asset Manager Portfolio
  Initial Class                           22,533 501.79 11,306,705     1.86           0.75       13.25
Fidelity VIP Contrafund Portfolio
  Initial Class                           45,987 846.05 38,907,547     1.00           0.75       20.97
Fidelity VIP Equity-Income Portfolio
  Initial Class                           37,089 884.86 32,818,832     1.67           0.75       12.05
Fidelity VIP Government Money Market
  Portfolio Initial Class                  9,189 166.26  1,527,842     0.66           0.75       -0.08
Fidelity VIP Growth Portfolio Initial
  Class                                   58,736 967.29 56,814,401     0.22           0.75       34.13
Fidelity VIP High Income Portfolio
  Initial Class                            6,689 316.90  2,119,613     5.18           0.75        6.14
Fidelity VIP Index 500 Portfolio
  Initial Class                           49,044 774.94 38,006,059     1.78           0.75       20.81
Fidelity VIP Investment Grade Bond
  Portfolio Initial Class                  7,895 341.71  2,697,764     2.32           0.75        3.44
Fidelity VIP Overseas Portfolio Initial
  Class                                   20,349 399.01  8,119,287     1.47           0.75       29.31
MFS VIT Growth Series Initial Class       43,214 327.02 14,131,500     0.11           0.75       30.43
MFS VIT II Core Equity Portfolio
  Initial Class                          219,759  31.81  6,989,934     0.95           0.75       23.90
MFS VIT Investors Trust Series Initial
  Class                                   13,063 259.03  3,383,613     0.73           0.75       22.43
MFS VIT Research Series Initial Class     19,579 277.98  5,442,555     1.36           0.75       22.45
MFS VIT Total Return Series Initial
  Class                                   17,322 285.84  4,951,368     2.32           0.75       11.46
MFS VIT Utilities Series Initial Class    18,595 450.59  8,378,649     4.44           0.75       13.98

                                             December 31, 2016     For the Year Ended December 31, 2016
                                         ------------------------- ------------------------------------
                                                 Unit               Investment       Expense     Total
                                                 Value  Net Assets    Income          Ratio     Return
Sub-accounts                              Units   ($)      ($)     Ratio (%)/(a)/    (%)/(b)/   (%)/(c)/
------------                             ------- ------ ---------- -------------     -------    -------
Fidelity VIP Asset Manager Growth
  Portfolio Initial Class                 19,876 335.19  6,662,181     1.34           0.75        1.70
Fidelity VIP Asset Manager Portfolio
  Initial Class                           24,758 443.07 10,969,644     1.44           0.75        2.30
Fidelity VIP Contrafund Portfolio
  Initial Class                           50,356 699.40 35,219,325     0.78           0.75        7.20
Fidelity VIP Equity-Income Portfolio
  Initial Class                           40,570 789.68 32,037,722     2.23           0.75       17.14
Fidelity VIP Government Money Market
  Portfolio Initial Class                 12,159 166.39  2,023,092     0.21           0.75       -0.54
Fidelity VIP Growth Portfolio Initial
  Class                                   65,271 721.18 47,071,863     0.04           0.75        0.05
Fidelity VIP High Income Portfolio
  Initial Class                            7,579 298.57  2,262,979     5.24           0.75       13.75
Fidelity VIP Index 500 Portfolio
  Initial Class                           53,416 641.48 34,265,109     1.41           0.75       11.03
Fidelity VIP Investment Grade Bond
  Portfolio Initial Class                  9,447 330.35  3,120,925     2.35           0.75        3.96
Fidelity VIP Overseas Portfolio Initial
  Class                                   21,742 308.56  6,708,662     1.38           0.75       -5.77
MFS VIT Growth Series Initial Class       47,031 250.73 11,791,951     0.04           0.75        1.68
MFS VIT II Core Equity Portfolio
  Initial Class                          245,569  25.67  6,304,401     0.75           0.75       10.55
MFS VIT Investors Trust Series Initial
  Class                                   14,015 211.58  2,965,355     0.86           0.75        7.78
MFS VIT Research Series Initial Class     21,609 227.02  4,905,542     0.77           0.75        7.93
MFS VIT Total Return Series Initial
  Class                                   19,018 256.45  4,877,064     2.91           0.75        8.28
MFS VIT Utilities Series Initial Class    20,487 395.34  8,099,252     3.96           0.75       10.64

                                             December 31, 2015     For the Year Ended December 31, 2015
                                         ------------------------- ------------------------------------
                                                 Unit               Investment       Expense     Total
                                                 Value  Net Assets    Income          Ratio     Return
Sub-accounts                              Units   ($)      ($)     Ratio (%)/(a)/    (%)/(b)/   (%)/(c)/
------------                             ------- ------ ---------- -------------     -------    -------
Fidelity VIP Asset Manager Growth
  Portfolio Initial Class                 21,766 329.58  7,173,810     1.20           0.75       -0.67
Fidelity VIP Asset Manager Portfolio
  Initial Class                           27,184 433.10 11,773,211     1.55           0.75       -0.61
Fidelity VIP Contrafund Portfolio
  Initial Class                           55,107 652.42 35,952,951     1.02           0.75       -0.08
Fidelity VIP Equity-Income Portfolio
  Initial Class                           44,418 674.15 29,944,360     3.10           0.75       -4.68
Fidelity VIP Government Money Market
  Portfolio Initial Class                 12,945 167.30  2,165,680     0.03           0.75       -0.72
Fidelity VIP Growth Portfolio Initial
  Class                                   71,151 720.82 51,286,916     0.26           0.75        6.37
Fidelity VIP High Income Portfolio
  Initial Class                            8,339 262.47  2,188,608     6.64           0.75       -4.35
Fidelity VIP Index 500 Portfolio
  Initial Class                           59,049 577.77 34,116,797     1.95           0.75        0.58
Fidelity VIP Investment Grade Bond
  Portfolio Initial Class                 10,105 317.76  3,211,240     2.52           0.75       -1.34
Fidelity VIP Overseas Portfolio Initial
  Class                                   24,159 327.45  7,910,816     1.37           0.75        2.85
MFS VIT Growth Series Initial Class       51,341 246.59 12,660,118     0.16           0.75        6.76
MFS VIT II Core Equity Portfolio
  Initial Class                          271,013  23.22  6,293,859     1.16           0.75      132.23
MFS VIT Investors Trust Series Initial
  Class                                   15,238 196.31  2,991,568     0.92           0.75       -0.53
MFS VIT Research Series Initial Class     23,841 210.35  5,014,777     0.73           0.75        0.05
MFS VIT Total Return Series Initial
  Class                                   20,053 236.83  4,749,235     2.62           0.75       -1.12
MFS VIT Utilities Series Initial Class    23,188 357.32  8,285,488     4.27           0.75      -15.16

SEPARATE ACCOUNT VUL-2
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

                                                                 December 31, 2014     For the Year Ended December 31, 2014
                                                              ------------------------ ------------------------------------
                                                                     Unit               Investment       Expense     Total
                                                                     Value  Net Assets    Income          Ratio     Return
Sub-accounts                                                  Units   ($)      ($)     Ratio (%)/(a)/    (%)/(b)/   (%)/(c)/
------------                                                  ------ ------ ---------- -------------     -------    -------
Fidelity VIP Asset Manager Growth Portfolio Initial Class     24,079 331.79  7,989,205     1.08           0.75        5.08
Fidelity VIP Asset Manager Portfolio Initial Class            30,542 435.74 13,308,223     1.49           0.75        5.04
Fidelity VIP Contrafund Portfolio Initial Class               60,561 652.95 39,543,372     0.94           0.75       11.11
Fidelity VIP Equity-Income Portfolio Initial Class            49,647 707.26 35,113,328     2.79           0.75        7.91
Fidelity VIP Government Money Market Portfolio Initial Class  13,102 168.51  2,207,817     0.01           0.75       -0.74
Fidelity VIP Growth Portfolio Initial Class                   77,420 677.63 52,461,617     0.18           0.75       10.47
Fidelity VIP High Income Portfolio Initial Class               8,925 274.40  2,448,885     5.52           0.75        0.40
Fidelity VIP Index 500 Portfolio Initial Class                65,257 574.46 37,487,230     1.60           0.75       12.72
Fidelity VIP Investment Grade Bond Portfolio Initial Class    10,972 322.07  3,533,890     2.14           0.75        5.04
Fidelity VIP Overseas Portfolio Initial Class                 26,138 318.38  8,321,591     1.31           0.75       -8.76
MFS VIT Growth Series Initial Class                           55,844 230.98 12,899,045     0.10           0.75        8.13
MFS VIT Investors Trust Series Initial Class                  16,176 197.36  3,192,530     0.93           0.75       10.18
MFS VIT Research Series Initial Class                         25,526 210.24  5,366,578     0.81           0.75        9.38
MFS VIT Total Return Series Initial Class                     21,721 239.50  5,202,296     1.88           0.75        7.69
MFS VIT Utilities Series Initial Class                        25,735 421.16 10,838,321     2.15           0.75       11.89

                                                                 December 31, 2013     For the Year Ended December 31, 2013
                                                              ------------------------ ------------------------------------
                                                                     Unit               Investment       Expense     Total
                                                                     Value  Net Assets    Income          Ratio     Return
Sub-accounts                                                  Units   ($)      ($)     Ratio (%)/(a)/    (%)/(b)/   (%)/(c)/
------------                                                  ------ ------ ---------- -------------     -------    -------
Fidelity VIP Asset Manager Growth Portfolio Initial Class     25,937 315.75  8,189,434     1.00           0.75       21.50
Fidelity VIP Asset Manager Portfolio Initial Class            33,216 414.82 13,778,633     1.54           0.75       14.84
Fidelity VIP Contrafund Portfolio Initial Class               66,238 587.68 38,926,762     1.05           0.75       30.31
Fidelity VIP Equity-Income Portfolio Initial Class            54,391 655.44 35,650,303     2.49           0.75       27.19
Fidelity VIP Government Money Market Portfolio Initial Class  15,436 169.76  2,620,498     0.03           0.75       -0.72
Fidelity VIP Growth Portfolio Initial Class                   84,941 613.43 52,105,205     0.28           0.75       35.32
Fidelity VIP High Income Portfolio Initial Class              10,261 273.31  2,804,298     5.62           0.75        5.16
Fidelity VIP Index 500 Portfolio Initial Class                70,925 509.62 36,145,339     1.87           0.75       31.26
Fidelity VIP Investment Grade Bond Portfolio Initial Class    12,206 306.63  3,742,558     2.18           0.75       -2.51
Fidelity VIP Overseas Portfolio Initial Class                 28,796 348.96 10,048,721     1.32           0.75       29.46
MFS VIT Growth Series Initial Class                           60,745 213.62 12,976,082     0.23           0.75       35.83
MFS VIT Investors Trust Series Initial Class                  17,846 179.13  3,196,715     1.11           0.75       31.07
MFS VIT Research Series Initial Class                         27,890 192.21  5,360,843     0.33           0.75       31.30
MFS VIT Total Return Series Initial Class                     23,421 222.41  5,208,967     1.76           0.75       18.16
MFS VIT Utilities Series Initial Class                        27,569 376.40 10,376,855     2.35           0.75       19.62

(a)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(b)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(c)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 26, 2018, the date the financial statements were issued, and has determined that no additional items require disclosure.

American General Life
Insurance Company
Audited GAAP Financial Statements
At December 31, 2017 and 2016 and for each of the three years ended December 31, 2017

AMERICAN GENERAL LIFE INSURANCE COMPANY
TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 CONSOLIDATED FINANCIAL STATEMENTS

 Report of Independent Auditors                                              2
 Consolidated Balance Sheet at December 31, 2017 and 2016                    3
 Consolidated Statements of Income for each of the years ended
   December 31, 2017, 2016 and 2015                                          4
 Consolidated Statements of Comprehensive Income (Loss) for each of the
   years ended December 31, 2017, 2016 and 2015                              5
 Consolidated Statements of Equity for each of the years ended
   December 31, 2017, 2016 and 2015                                          6
 Consolidated Statements of Cash Flows for each of the years ended
   December 31, 2017, 2016 and 2015                                          7

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1.   Basis of Presentation                                                  8
 2.   Summary of Significant Accounting Policies                             9
 3.   Fair Value Measurements                                               15
 4.   Investments                                                           33
 5.   Lending Activities                                                    44
 6.   Reinsurance                                                           46
 7.   Derivatives and Hedge Accounting                                      47
 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements      49
 9.   Variable Interest Entities                                            52
 10.  Insurance Liabilities                                                 54
 11.  Variable Life and Annuity Contracts                                   57
 12.  Debt                                                                  59
 13.  Commitments and Contingencies                                         60
 14.  Equity                                                                61
 15.  Statutory Financial Data and Restrictions                             63
 16.  Benefit Plans                                                         63
 17.  Income Taxes                                                          64
 18.  Related Party Transactions                                            68
 19.  Subsequent Events                                                     70

Report of Independent Auditors

To the Board of Directors of
American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended
December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 26, 2018

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                                                  December 31,
                                                                                                                -----------------
(in millions, except for share data)                                                                              2017     2016
------------------------------------                                                                            -------- --------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2017 - $96,876; 2016 - $96,184)              $104,575 $100,867
          Other bond securities, at fair value                                                                     3,163    3,047
       Equity securities:
          Common and preferred stock, available for sale, at fair value (cost: 2017 - $52; 2016 - $11)                58       15
          Other common and preferred stock, at fair value                                                              3        4
       Mortgage and other loans receivable, net of allowance                                                      19,707   16,458
       Other invested assets (portion measured at fair value: 2017 - $1,294; 2016 - $1,508)                        3,620    3,498
       Short-term investments (portion measured at fair value: 2017 - $3,604; 2016 - $3,122)                       3,844    3,347
                                                                                                                -------- --------
          Total investments                                                                                      134,970  127,236
   Cash                                                                                                              160      173
   Accrued investment income                                                                                       1,059    1,051
   Amounts due from related parties                                                                                1,023    1,097
   Premiums and other receivables - net of allowance                                                                 865      789
   Reinsurance assets, net of allowance                                                                            1,701    1,572
   Deferred policy acquisition costs                                                                               6,621    6,787
   Current income tax receivable                                                                                     239       --
   Deferred income taxes                                                                                           1,183    1,610
   Other assets (including restricted cash of $46 in 2017 and $1 in 2016)                                          1,652    2,562
   Separate account assets, at fair value                                                                         49,470   44,174
                                                                                                                -------- --------
Total assets                                                                                                    $198,943 $187,051
                                                                                                                ======== ========
Liabilities:
   Future policy benefits for life and accident and health insurance contracts                                  $ 36,078 $ 33,112
   Policyholder contract deposits (portion measured at fair value: 2017 - $3,564; 2016 - $2,743)                  81,496   78,613
   Policy claims and benefits payable                                                                                688      702
   Other policyholder funds                                                                                        1,849    2,034
   Current income tax payable                                                                                         --       71
   Notes payable - to affiliates (portion measured at fair value: 2017 - $627; 2016 - $568)                        1,862    1,259
   Notes payable - to third parties                                                                                  901      220
   Amounts due to related parties                                                                                    998    1,134
   Securities lending payable                                                                                      2,457    2,142
   Other liabilities                                                                                               3,086    3,548
   Separate account liabilities                                                                                   49,470   44,174
                                                                                                                -------- --------
Total liabilities                                                                                                178,885  167,009
                                                                                                                -------- --------
Commitments and contingencies (see Note 13)

American General Life Insurance Company (AGL) shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding                                    1        1
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding                                      6        6
   Additional paid-in capital                                                                                     15,137   16,673
   Accumulated other comprehensive income                                                                          4,752    3,295
                                                                                                                -------- --------
Total AGL shareholder's equity                                                                                    19,896   19,975
Noncontrolling interests                                                                                             162       67
                                                                                                                -------- --------
Total equity                                                                                                      20,058   20,042
                                                                                                                -------- --------
Total liabilities and equity                                                                                    $198,943 $187,051
                                                                                                                ======== ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME


                                                     Years Ended December 31,
                                                    -------------------------
  (in millions)                                       2017     2016     2015
  -------------                                     -------  -------  -------
  Revenues:
     Premiums                                       $ 3,397  $ 1,722  $ 2,628
     Policy fees                                      2,226    2,078    2,090
     Net investment income                            6,523    6,318    6,118
     Net realized capital losses:
         Total other-than-temporary
           impairments on available for sale
           securities                                   (46)    (210)    (197)
         Portion of other-than-temporary
           impairments on available for sale
           fixed maturity securities
           recognized in other comprehensive
           loss                                         (43)     (17)     (22)
                                                    -------  -------  -------
         Net other-than-temporary impairments
           on available for sale securities
           recognized in net income                     (89)    (227)    (219)
         Other realized capital (losses) gains       (1,073)    (903)     141
                                                    -------  -------  -------
     Total net realized capital losses:              (1,162)  (1,130)     (78)
         Other income                                 1,004    1,237    2,268
                                                    -------  -------  -------
  Total revenues                                     11,988   10,225   13,026
                                                    -------  -------  -------
  Benefits and expenses:
     Policyholder benefits                            6,008    4,644    5,276
     Interest credited to policyholder account
       balances                                       2,081    2,211    2,178
     Amortization of deferred policy
       acquisition costs                                375      261      787
     General operating and other expenses             1,831    2,139    3,087
     Net (gain) loss on sale of divested
       businesses                                        --     (238)      --
                                                    -------  -------  -------
  Total benefits and expenses                        10,295    9,017   11,328
                                                    -------  -------  -------
  Income before income tax expense                    1,693    1,208    1,698
  Income tax expense (benefit):
     Current                                            858    1,248      549
     Deferred                                           256     (951)    (111)
                                                    -------  -------  -------
  Income tax expense                                  1,114      297      438
                                                    -------  -------  -------
  Net income                                            579      911    1,260
  Less:
  Net income attributable to noncontrolling
    interests                                             3        1       --
                                                    -------  -------  -------
  Net income attributable to AGL                    $   576  $   910  $ 1,260
                                                    =======  =======  =======

  See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                                                                        Years Ended December 31,
                                                                                                        -----------------------
(in millions)                                                                                            2017    2016     2015

Net income                                                                                              $  579  $  911  $ 1,260
                                                                                                        ------  ------  -------
Other comprehensive income (loss), net of tax
   Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-than-
     temporary credit impairments were recognized                                                          129     (34)    (225)
   Change in unrealized appreciation (depreciation) of all other investments                             2,080   1,457   (4,368)
   Adjustments to deferred policy acquisition costs, value of business acquired and deferred sales
     inducements                                                                                          (355)   (100)     442
   Change in unrealized insurance loss recognition                                                        (610)   (361)     551
   Change in foreign currency translation adjustments                                                       --      --       (2)
                                                                                                        ------  ------  -------
Other comprehensive income (loss)                                                                        1,244     962   (3,602)
                                                                                                        ------  ------  -------
Comprehensive income (loss)                                                                              1,823   1,873   (2,342)
Comprehensive income attributable to noncontrolling interests                                                3       1       --
                                                                                                        ------  ------  -------
Comprehensive income (loss) attributable to AGL                                                         $1,820  $1,872  $(2,342)
                                                                                                        ======  ======  =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                                     Accumulated
                                                Additional              Other       Total AGL      Non-
                               Preferred Common  Paid-in   Retained Comprehensive Shareholder's controlling  Total
(in millions)                    Stock   Stock   Capital   Earnings    Income        Equity      Interests   Equity
-------------                  --------- ------ ---------- -------- ------------- ------------- ----------- -------
Balance, January 1, 2015          $ 1     $ 6    $18,514   $   218     $ 5,935       $24,674       $ --     $24,674
                                  ---     ---    -------   -------     -------       -------       ----     -------
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --     1,260          --         1,260         --       1,260
Dividends                          --      --         --      (903)         --          (903)        --        (903)
Other comprehensive loss           --      --         --        --      (3,602)       (3,602)        --      (3,602)
Capital contributions from
  Parent                           --      --         32        --          --            32         --          32
Other                              --      --         --        --          --            --         (3)         (3)
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2015        $ 1     $ 6    $18,546   $   575     $ 2,333       $21,461       $ (3)    $21,458
                                  ===     ===    =======   =======     =======       =======       ====     =======
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --       910          --           910          1         911
Dividends                          --      --         --    (1,491)         --        (1,491)        --      (1,491)
Other comprehensive income         --      --         --        --         962           962         --         962
Net increase due to
  acquisitions and
  consolidations                   --      --         --        --          --            --         65          65
Capital contributions from
  Parent                           --      --         12        --          --            12         --          12
Return of capital                  --      --     (1,885)       --          --        (1,885)        --      (1,885)
Deconsolidation of VIEs            --      --         --         6          --             6          3           9
Other                              --      --         --        --          --            --          1           1
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2016        $ 1     $ 6    $16,673   $    --     $ 3,295       $19,975       $ 67     $20,042
                                  ===     ===    =======   =======     =======       =======       ====     =======
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --       576          --           576          3         579
Dividends                          --      --         --      (363)         --          (363)        --        (363)
Other comprehensive income         --      --         --        --       1,244         1,244         --       1,244
Net increase due to
  acquisitions and
  consolidations                   --      --         --        --          --            --         87          87
Return of capital                  --      --     (1,536)       --          --        (1,536)        --      (1,536)
Deconsolidation of
  subsidiaries                     --      --         --        --          --            --         (1)         (1)
Reclassification of certain
  tax effects from AOCI            --      --         --      (213)        213            --         --          --
Other                              --      --         --        --          --            --          6           6
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2017        $ 1     $ 6    $15,137   $    --     $ 4,752       $19,896       $162     $20,058
                                  ===     ===    =======   =======     =======       =======       ====     =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                Years Ended December 31,
                                                                                              ----------------------------
(in millions)                                                                                   2017      2016      2015
-------------                                                                                 --------  --------  --------
Cash flows from operating activities:
   Net income                                                                                 $    579  $    911  $  1,260
                                                                                              --------  --------  --------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                                        2,081     2,211     2,178
       Amortization of deferred policy acquisition costs                                           375       261       787
       Fees charged for policyholder contract deposits                                          (1,472)   (1,337)   (1,203)
       Net realized capital losses                                                               1,162     1,130        78
       Net (gains) on sale of divested businesses                                                   --      (238)       --
       Unrealized losses (gains) in earnings, net                                                 (281)      (41)       25
       Equity in (income) losses of partnerships and other invested assets                          19        92       (32)
       Accretion of net premium/discount on investments                                           (736)     (828)     (710)
       Capitalized interest                                                                        (94)      (71)      (59)
       Provision for deferred income taxes                                                         256      (951)     (111)
   Changes in operating assets and liabilities:
       Accrued investment income                                                                    (8)        4       (13)
       Amounts due (to) from related parties                                                       (61)     (236)       62
       Reinsurance assets                                                                         (129)       93       (49)
       Deferred policy acquisition costs                                                          (714)     (805)     (983)
       Current income tax receivable/payable                                                       361     1,201       448
       Future policy benefits and other policyholder funds                                       1,836       932     1,193
       Other, net                                                                                 (183)     (223)     (220)
                                                                                              --------  --------  --------
   Total adjustments                                                                             2,412     1,194     1,391
                                                                                              --------  --------  --------
Net cash provided by operating activities                                                        2,991     2,105     2,651
                                                                                              ========  ========  ========
Cash flows from investing activities:
   Proceeds from (payments for)
       Sales or distribution of:
          Available for sale investments                                                         7,059     8,353     7,514
          Other investments, excluding short-term investments                                     (205)    2,796     2,670
          Divested businesses, net                                                                  --       238        --
       Redemption and maturities of fixed maturity securities available for sale                 9,367     8,831     7,837
       Principal payments received on sales and maturities of mortgage and other loans
         receivable                                                                              2,567     2,892     2,094
       Redemption and maturities of other investments, excluding short-term investments            279       230       196
   Purchases of:
       Available for sale investments                                                          (16,784)  (19,834)  (17,431)
       Mortgage and other loans receivable                                                      (5,708)   (5,100)   (4,932)
       Other investments, excluding short-term investments                                        (647)     (607)   (2,442)
   Net change in restricted cash                                                                   (45)        3       392
   Net change in short-term investments                                                           (497)   (1,497)     (469)
   Other, net                                                                                     (235)   (1,075)     (179)
                                                                                              --------  --------  --------
Net cash used in investing activities                                                           (4,849)   (4,770)   (4,750)
                                                                                              ========  ========  ========
Cash flows from financing activities:
   Policyholder contract deposits                                                               11,232    10,529    10,208
   Policyholder contract withdrawals                                                           (10,742)   (7,478)   (7,112)
   Net exchanges (to) from separate accounts                                                     1,451      (870)   (1,239)
   Change in repurchase agreements                                                                (248)       18       281
   Repayment of notes payable                                                                       --      (286)     (221)
   Issuance of notes payable                                                                     1,298       603       100
   Change in securities lending payable                                                            315     1,180       962
   Change in cash overdrafts                                                                       (43)       45        --
   Dividends and return of capital paid to Parent Company, net of cash contributions            (1,418)   (1,220)     (824)
   Other, net                                                                                       --        --        (2)
                                                                                              --------  --------  --------
Net cash provided by financing activities                                                        1,845     2,521     2,153
                                                                                              ========  ========  ========
Net increase (decrease) in cash                                                                    (13)     (144)       54
Cash at beginning of year                                                                          173       317       263
                                                                                              --------  --------  --------
Cash at end of year                                                                           $    160  $    173  $    317
                                                                                              ========  ========  ========
Supplementary Disclosure of Consolidated Cash Flow Information

Cash paid during the period for:
   Interest                                                                                   $     12  $      7  $      9
   Taxes                                                                                           493        42        91
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                                      6        12        13
   Non-cash dividends                                                                              481     2,156       237
   Settlement of non-cash dividends payable                                                         --        --     1,292
   Non-cash contributions from Parent                                                               --        12        32

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In May 2016, we sold AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. Our consolidated Statements of Income included total revenues and expenses of AIG Advisor Group of $477 million and $193 million, respectively, in 2016 and total revenues and expenses of $1.4 billion and $1.3 billion, respectively, in 2015.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Out of Period Adjustments

In 2017, we recorded out of period adjustments to correct errors related to prior periods, which increased pre-tax income by $127 million, increased net income by $106 million and decreased comprehensive income by $107 million. The out of period adjustments were primarily related to insurance liabilities and deferred policy acquisition costs. We have evaluated the effect of the errors on prior years and on the respective years in which they were corrected, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued consolidated financial statements or the current period.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset and provisional estimates associated with the enactment of the Tax Cuts and Jobs Act of 2017 (Tax Act);

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

    Note 3.  Fair Value Measurements

                 .Short-term investments

    Note 4.  Investments

                 .Fixed maturity and equity securities

                 .Other invested assets

                 .Net investment income

                 .Net realized capital gains (losses)

                 .Other-than-temporary impairments

    Note 5.  Lending Activities

                 .Mortgage and other loans receivable - net of allowance

    Note 6.  Reinsurance

                 .Reinsurance assets, net of allowance

    Note 7.  Derivatives and Hedge Accounting

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


              .Derivative assets and liabilities, at fair value

Note 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements

              .Deferred policy acquisition costs

              .Amortization of deferred policy acquisition costs

              .Deferred sales inducements

Note 9.   Variable Interest Entities

Note 10.  Insurance Liabilities

              .Future policy benefits

              .Policyholder contract deposits

              .Other policyholder funds

Note 11.  Variable Life and Annuity Contracts

Note 12.  Debt

              .Long-term debt

Note 13.  Commitments and Contingencies

              .Legal contingencies

Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes advisory fees and commissions from the broker dealer business and income from legal settlements.

In 2017, other income included business interruption insurance recoveries of $6 million related to the flooding and property damage that occurred at our main administrative office located in Houston, TX. In August 2017, Hurricane Harvey made a landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2017

Derivative Contract Novations

In March 2016, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We adopted the standard on its required effective date of January 1, 2017. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities in evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

We adopted the standard on October 1, 2017. The impact of the standard is primarily related to our investments in real estate. As a result of the adoption, we anticipate that future acquisitions of certain real estate investments will no longer meet the definition of a business and will be treated as asset acquisitions. As a result, no goodwill would be recognized from these investments and certain costs can be capitalized as part of the asset acquisitions. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations and cash flows.

Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (AOCI)

In February 2018, the FASB issued an accounting standard that allows the optional reclassification of stranded tax effects within accumulated other comprehensive income to retained earnings that arise due to the enactment of the Tax Act. We have elected to early adopt the accounting standard in our financial statements for the year ended December 31, 2017. Accordingly, we have recorded a reclassification adjustment of $213 million related to the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Act. Consistent with Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), released by the Securities and Exchange Commission, these are provisional adjustments and may be revised as relevant guidance is released.

We use the security-by-security approach when releasing stranded income tax effects from AOCI for available for sale securities.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Our analysis of revenues indicates that substantially all of our revenues are from sources excluded from the scope of the standard. For those revenue sources within the scope of the standard, there are no material changes in the timing or measurement of revenues based upon the guidance. As substantially all of our revenue sources are excluded from the scope of the standard, the adoption of the standard will not have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Based on our review substantially all of our assets and liabilities are not within the scope of the standard. The adoption of this standard will not have material effect on our reported consolidated financial condition, results of operations, cash flows or require disclosures.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

We plan to adopt the standard on its effective date of January 1, 2019 using a modified retrospective approach upon adoption. We are currently quantifying the expected recognition on our balance sheet for a right to use asset and a lease liability as required by the standard. We do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables and certain off-balance sheet credit exposures. Additionally, the impairment for available for sale debt securities, including purchased credit deteriorated securities, are subject to the new guidance and will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are continuing to develop our implementation plan to adopt the standard and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures. While we expect an increase in our allowances for credit losses for the financial instruments within scope of the standard, given the objective of the new standard, the amount of any change will be dependent on our portfolios' composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows.

We will adopt this standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

We will adopt the standard on its effective date of January 1, 2018 using a modified retrospective approach. The adoption of this standard will not have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

We will adopt the standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Gains and Losses from the Derecognition of Nonfinancial Assets

In February 2017, the FASB issued an accounting standard that clarifies the scope of the derecognition guidance for the sale, transfer and derecognition of nonfinancial assets to noncustomers that aligns with the new revenue recognition principles. The standard also adds new accounting for partial sales of nonfinancial assets (including in substance real estate) that requires an entity to derecognize a nonfinancial asset when it 1) ceases to have a controlling financial interest in the legal entity that holds the asset based on the consolidation model and 2) transfers control of the asset based on the revenue recognition model.

We will adopt this standard on its effective date of January 1, 2018 under the modified retrospective approach. Based on our evaluation, we do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Improving the Presentation of Net Periodic Pension and Postretirement Benefit
Cost

In March 2017, the FASB issued an accounting standard that requires entities to report the service cost component of net periodic pension and postretirement benefit costs in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net periodic benefit costs are required to be separately presented in the income statement. The amendments also allow only the service cost component to be eligible for capitalization when applicable.

We will adopt this standard on its effective date of January 1, 2018. The standard primarily addresses the presentation of the service cost component of net periodic benefit costs in the income statement. AIG Parent's U.S. pension plans are frozen and no longer accrue benefits, which are reflected as service costs. Therefore, the standard will have no material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Modification of Shared-Based Payment Awards

In May 2017, the FASB issued an accounting standard that provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting.

We will prospectively adopt this standard on its effective date of January 1, 2018 and do not expect the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivatives and Hedging

In August 2017, the FASB issued an accounting standard that improves and expands hedge accounting for both financial and commodity risks. The provisions of the amendment are intended to better align the accounting with an entity's risk management activities, enhance the transparency on how the economic results are presented in the financial statements and the footnote, and simplify the application of hedge accounting treatment.

The standard is effective on January 1, 2019, with early adoption permitted. We are evaluating the timing of adoption and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

..   Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

..   Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2017                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                                     ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $   200 $   342 $    --   $    --      $  --    $    542
   Obligations of states, municipalities and political subdivisions        --   2,694   1,280        --         --       3,974
   Non-U.S. governments                                                    --   3,019      --        --         --       3,019
   Corporate debt                                                          --  70,121     600        --         --      70,721
   RMBS                                                                    --   7,744   6,916        --         --      14,660
   CMBS                                                                    --   4,091     379        --         --       4,470
   CDO/ABS                                                                 --   1,337   5,852        --         --       7,189
                                                                      ------- ------- -------   -------      -----    --------
Total bonds available for sale                                            200  89,348  15,027        --         --     104,575
                                                                      ------- ------- -------   -------      -----    --------
Other bond securities:
   Non-U.S. governments                                                    --      46      --        --         --          46
   Corporate debt                                                          --   1,527      --        --         --       1,527
   RMBS                                                                    --      64     394        --         --         458
   CMBS                                                                    --     150      10        --         --         160
   CDO/ABS                                                                 --      21     951        --         --         972
                                                                      ------- ------- -------   -------      -----    --------
Total other bond securities                                                --   1,808   1,355        --         --       3,163
                                                                      ------- ------- -------   -------      -----    --------
Equity securities available for sale:
   Common stock                                                             3      --      --        --         --           3
   Preferred stock                                                         11      --      --        --         --          11
   Mutual funds                                                            44      --      --        --         --          44
                                                                      ------- ------- -------   -------      -----    --------
Total equity securities available for sale                                 58      --      --        --         --          58
                                                                      ------- ------- -------   -------      -----    --------
Other common and preferred stock                                            3      --      --        --         --           3
Other invested assets/(b)/                                                 --      --      31        --         --          31
Short-term investments                                                    698   2,906      --        --         --       3,604
Other assets - Investment in AIG                                            6      --      --        --         --           6
Derivative assets:
   Interest rate contracts                                                 --     550      --        --         --         550
   Foreign exchange contracts                                              --     398      --        --         --         398
   Equity contracts                                                       164     894      78        --         --       1,136
   Other contracts                                                         --      --      13        --         --          13
   Counterparty netting and cash collateral                                --      --      --    (1,429)       (45)     (1,474)
                                                                      ------- ------- -------   -------      -----    --------
Total derivative assets                                                   164   1,842      91    (1,429)       (45)        623
                                                                      ------- ------- -------   -------      -----    --------
Separate account assets                                                47,530   1,940      --        --         --      49,470
                                                                      ------- ------- -------   -------      -----    --------
Total                                                                 $48,659 $97,844 $16,504   $(1,429)     $ (45)   $161,533
                                                                      ======= ======= =======   =======      =====    ========
Liabilities:
Policyholder contract deposits                                        $    -- $    84 $ 3,480   $    --      $  --    $  3,564
Notes payable - to affiliates                                              --      --     627        --         --         627
Derivative liabilities:
   Interest rate contracts                                                  2     969      --        --         --         971
   Foreign exchange contracts                                              --     448      --        --         --         448
   Equity contracts                                                         1     888      --        --         --         889
   Other contracts                                                         --      --       4        --         --           4
   Counterparty netting and cash collateral                                --      --      --    (1,429)      (627)     (2,056)
                                                                      ------- ------- -------   -------      -----    --------
Total derivative liabilities                                                3   2,305       4    (1,429)      (627)        256
                                                                      ------- ------- -------   -------      -----    --------
Total                                                                 $     3 $ 2,389 $ 4,111   $(1,429)     $(627)   $  4,447
                                                                      ======= ======= =======   =======      =====    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2016                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                                     ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   335 $    --    $  --       $  --    $    335
   Obligations of states, municipalities and political subdivisions        --   2,474     995       --          --       3,469
   Non-U.S. governments                                                    --   2,619      --       --          --       2,619
   Corporate debt                                                          --  67,419     546       --          --      67,965
   RMBS                                                                    --   7,187   7,027       --          --      14,214
   CMBS                                                                    --   4,288     793       --          --       5,081
   CDO/ABS                                                                 --   2,116   5,068       --          --       7,184
                                                                      ------- ------- -------    -----       -----    --------
Total bonds available for sale                                             --  86,438  14,429       --          --     100,867
                                                                      ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                                    --      41      --       --          --          41
   Corporate debt                                                          --   1,421      --       --          --       1,421
   RMBS                                                                    --      33     324       --          --         357
   CMBS                                                                    --     164      17       --          --         181
   CDO/ABS                                                                 --      22   1,025       --          --       1,047
                                                                      ------- ------- -------    -----       -----    --------
Total other bond securities                                                --   1,681   1,366       --          --       3,047
                                                                      ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                             3      --      --       --          --           3
   Preferred stock                                                         11      --      --       --          --          11
   Mutual funds                                                             1      --      --       --          --           1
                                                                      ------- ------- -------    -----       -----    --------
Total equity securities available for sale                                 15      --      --       --          --          15
                                                                      ------- ------- -------    -----       -----    --------
Other common and preferred stock                                            4      --      --       --          --           4
Other invested assets/(b)/                                                 --      --      28       --          --          28
Short-term investments                                                    656   2,466      --       --          --       3,122
Other assets - Investment in AIG                                            7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                                 --     517      --       --          --         517
   Foreign exchange contracts                                              --     601      --       --          --         601
   Equity contracts                                                       167      41      55       --          --         263
   Other contracts                                                         --      --      14       --          --          14
   Counterparty netting and cash collateral                                --      --      --     (762)        (46)       (808)
                                                                      ------- ------- -------    -----       -----    --------
Total derivative assets                                                   167   1,159      69     (762)        (46)        587
                                                                      ------- ------- -------    -----       -----    --------
Separate account assets                                                42,152   2,022      --       --          --      44,174
                                                                      ------- ------- -------    -----       -----    --------
Total                                                                 $43,001 $93,766 $15,892    $(762)      $ (46)   $151,851
                                                                      ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                                        $    -- $    95 $ 2,648    $  --       $  --    $  2,743
Notes payable - to affiliates                                              --      --     568       --          --         568
Derivative liabilities:
   Interest rate contracts                                                 --   1,547      --       --          --       1,547
   Foreign exchange contracts                                              --     333      --       --          --         333
   Equity contracts                                                        12      --      --       --          --          12
   Other contracts                                                         --      --       5       --          --           5
   Counterparty netting and cash collateral                                --      --      --     (762)       (852)     (1,614)
                                                                      ------- ------- -------    -----       -----    --------
Total derivative liabilities                                               12   1,880       5     (762)       (852)        283
                                                                      ------- ------- -------    -----       -----    --------
Total                                                                 $    12 $ 1,975 $ 3,221    $(762)      $(852)   $  3,594
                                                                      ======= ======= =======    =====       =====    ========

(a)Represents netting of derivative exposures covered by qualifying master netting agreements.
(b)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $1.3 billion and $1.5 billion as of December 31, 2017 and 2016, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers between Level 1 and Level 2 during 2017 and 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2017 and 2016 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2017 and 2016:

                                                                                                               Changes in
                                                                                                               Unrealized
                                     Net Realized                 Purchases,                                 Gains (Losses)
                                         and                        Sales,                                    Included in
                            Fair      Unrealized                  Issuances                                    Income on
                            Value   Gains (Losses)     Other         and        Gross     Gross   Fair Value  Instruments
                          Beginning  Included in   Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)              of Year      Income     Income (Loss)     Net         In        Out       Year         Year
-------------             --------- -------------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of
     states,
     municipalities and
     political
     subdivisions          $   995      $  (1)         $118         $ 191       $ --     $   (23)  $ 1,280       $  --
   Corporate debt              546          5             8           (66)       326        (219)      600          --
   RMBS                      7,027        443           435          (977)        --         (12)    6,916          --
   CMBS                        793         66           (32)         (385)        16         (79)      379          --
   CDO/ABS                   5,068         54           109           621         --          --     5,852          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Total bonds available       14,429        567           638          (616)       342        (333)   15,027          --
  for sale
                           -------      -----          ----         -----       ----     -------   -------       -----
Other bond securities:
   RMBS                        324         45            --            42         --         (17)      394          36
   CMBS                         17         --            --            --         --          (7)       10          --
   CDO/ABS                   1,025         55            --          (129)        --          --       951          36
                           -------      -----          ----         -----       ----     -------   -------       -----
Total other bond             1,366        100            --           (87)        --         (24)    1,355          72
  securities
                           -------      -----          ----         -----       ----     -------   -------       -----
Other invested assets           28          2            --             1         --          --        31           2
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $15,823      $ 669          $638         $(702)      $342     $  (357)  $16,413       $  74
                           =======      =====          ====         =====       ====     =======   =======       =====
Liabilities:
Policyholder contract      $(2,648)     $(691)         $ --         $(141)      $ --     $    --   $(3,480)      $(431)
  deposits
Notes payable - to            (568)       (86)           --            27         --          --      (627)         --
  affiliates
Derivatives assets, net*
   Equity contracts             55         39            --           (16)        --          --        78          33
   Other contracts               9         67            --           (67)        --          --         9          65
                           -------      -----          ----         -----       ----     -------   -------       -----
Total derivatives               64        106            --           (83)        --          --        87          98
  assets, net*
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $(3,152)     $(671)         $ --         $(197)      $ --     $    --   $(4,020)      $(333)
                           =======      =====          ====         =====       ====     =======   =======       =====

                                                                                                               Changes in
                                                                                                               Unrealized
                                     Net Realized                 Purchases,                                 Gains (Losses)
                                         and                        Sales,                                    Included in
                            Fair      Unrealized                  Issuances                                    Income on
                            Value   Gains (Losses)     Other         and        Gross     Gross   Fair Value  Instruments
                          Beginning  Included in   Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)              of Year      Income     Income (Loss)     Net         In        Out       Year         Year
-------------             --------- -------------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of
     states,
     municipalities and
     political
     subdivisions          $   993      $  (1)         $ 21         $ 101       $ --     $  (119)  $   995       $  --
   Corporate debt              733         (7)          (10)          (56)       337        (451)      546          --
   RMBS                      7,233        398            55          (662)        19         (16)    7,027          --
   CMBS                      1,194         58           (84)           (1)        14        (388)      793          --
   CDO/ABS                   4,151         96           (55)          870         11          (5)    5,068          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Total bonds available
  for sale                  14,304        544           (73)          252        381        (979)   14,429          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Other bond securities:
   RMBS                        727         35            --          (439)         1          --       324          (3)
   CMBS                         60         --            --            (4)         7         (46)       17          (1)
   CDO/ABS                   1,046         46            --           (67)        --          --     1,025          17
                           -------      -----          ----         -----       ----     -------   -------       -----
Total other bond
  securities                 1,833         81            --          (510)         8         (46)    1,366          13
                           -------      -----          ----         -----       ----     -------   -------       -----
Equity securities
  available for sale:           --         --            --            --         --          --        --          --
Other invested assets           30         (2)           (6)           15         --          (9)       28          (2)
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $16,167      $ 623          $(79)        $(243)      $389     $(1,034)  $15,823       $  11
                           =======      =====          ====         =====       ====     =======   =======       =====
Liabilities:
Policyholder contract
  deposits                 $(1,995)     $(415)         $ --         $(238)      $ --     $    --   $(2,648)      $(350)
Notes payable - to
  affiliates                  (474)      (108)           --            14         --          --      (568)         --
Derivatives assets, net*
   Equity contracts             53          7            --            (5)        --          --        55          60
   Other contracts               5         71            --           (67)        --          --         9          76
                           -------      -----          ----         -----       ----     -------   -------       -----
Total derivatives
  assets, net*                  58         78            --           (72)        --          --        64         136
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $(2,411)     $(445)         $ --         $(296)      $ --     $    --   $(3,152)      $(214)
                           =======      =====          ====         =====       ====     =======   =======       =====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                             Net
                                                           Realized
                                                   Net     Capital
                                         Policy Investment  Gains
     (in millions)                        Fees    Income   (Losses) Total
     -------------                       ------ ---------- -------- -----
     December 31, 2017
        Bonds available for sale          $--     $ 600     $ (33)  $ 567
        Other bond securities              --       100        --     100
        Other invested assets              --         2        --       2
        Policyholder contract deposits     --        --      (691)   (691)
        Notes payable - to affiliates      --       (86)       --     (86)
        Derivative assets, net             67        --        39     106

     December 31, 2016
        Bonds available for sale          $--     $ 638     $ (94)  $ 544
        Other bond securities              --        76         5      81
        Other invested assets              --        (2)       --      (2)
        Policyholder contract deposits     --        --      (415)   (415)
        Notes payable - to affiliates      --      (108)       --    (108)
        Derivative assets, net             71        --         7      78

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                   Purchases, Sales,
                                                                                                     Issuances and
(in millions)                                                         Purchases Sales  Settlements Settlements, Net
-------------                                                         --------- -----  ----------- -----------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  194   $  (3)   $    --         $ 191
   Corporate debt                                                          45     (33)       (78)          (66)
   RMBS                                                                   592     (59)    (1,510)         (977)
   CMBS                                                                    19    (100)      (304)         (385)
   CDO/ABS                                                              1,709     (94)      (994)          621
                                                                       ------   -----    -------         -----
Total bonds available for sale                                          2,559    (289)    (2,886)         (616)
                                                                       ------   -----    -------         -----
Other bond securities:
   RMBS                                                                    84      --        (42)           42
   CDO/ABS                                                                  8      --       (137)         (129)
                                                                       ------   -----    -------         -----
Total other bond securities                                                92      --       (179)          (87)
                                                                       ------   -----    -------         -----
Other invested assets                                                       5      --         (4)            1
                                                                       ------   -----    -------         -----
Total assets                                                           $2,656   $(289)   $(3,069)        $(702)
                                                                       ======   =====    =======         =====
Liabilities:
Policyholder contract deposits                                         $   --   $(308)   $   167         $(141)
Notes payable - to affiliates                                              (4)     --         31            27
Derivatives liabilities, net
   Equity contracts                                                         6      --        (22)          (16)
   Other contracts                                                         --      --        (67)          (67)
                                                                       ------   -----    -------         -----
Total derivatives liabilities, net                                          6      --        (89)          (83)
                                                                       ------   -----    -------         -----
Total liabilities                                                      $    2   $(308)   $   109         $(197)
                                                                       ======   =====    =======         =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                    Purchases,
                                                                                                      Sales,
                                                                                                    Issuances
                                                                                                       and
                                                                                                   Settlements,
(in millions)                                                         Purchases Sales  Settlements     Net
-------------                                                         --------- -----  ----------- ------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  105   $  --    $    (4)     $ 101
   Corporate debt                                                          16     (24)       (48)       (56)
   RMBS                                                                   830      (9)    (1,483)      (662)
   CMBS                                                                    74     (25)       (50)        (1)
   CDO/ABS                                                              2,431    (372)    (1,189)       870
                                                                       ------   -----    -------      -----
Total bonds available for sale                                          3,456    (430)    (2,774)       252
                                                                       ------   -----    -------      -----
Other bond securities:
   RMBS                                                                   141    (472)      (108)      (439)
   CMBS                                                                    32     (34)        (2)        (4)
   CDO/ABS                                                                 19      --        (86)       (67)
                                                                       ------   -----    -------      -----
Total other bond securities                                               192    (506)      (196)      (510)
                                                                       ------   -----    -------      -----
Other invested assets                                                      15      --         --         15
                                                                       ------   -----    -------      -----
Total assets                                                           $3,663   $(936)   $(2,970)     $(243)
                                                                       ======   =====    =======      =====
Liabilities:
Policyholder contract deposits                                         $   --   $(349)   $   111      $(238)
Notes payable - to affiliates                                              --      --         14         14
Derivatives liabilities, net
   Equity contracts                                                         5      --        (10)        (5)
   Other contracts                                                        (12)     --        (55)       (67)
                                                                       ------   -----    -------      -----
Total derivatives liabilities, net                                         (7)     --        (65)       (72)
                                                                       ------   -----    -------      -----
Total liabilities                                                      $   (7)  $(349)   $    60      $(296)
                                                                       ======   =====    =======      =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2017 and 2016 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $23 million of net losses related to assets transferred into Level 3 in 2017 and includes $5 million of net gains related to assets transferred out of Level 3 in 2017. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excluded $68 million of net losses related to assets transferred into Level 3 in 2016 and included $73 million of net losses related to assets transferred out of Level 3 in 2016.

Transfers of Level 3 Assets

During the years ended December 31, 2017 and 2016, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2017 and 2016, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2017 and 2016.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     Fair Value at
                     December 31,
(in millions)            2017      Valuation Technique          Unobservable Input/(b)/         Range (Weighted Average)
-------------        ------------- -------------------- ----------------------------------      ------------------------
Assets:
Obligations of
  states,
  municipalities
  and political
  subdivisions          $1,254     Discounted cash flow                              Yield         3.57% - 4.32% (3.95%)
Corporate debt             574     Discounted cash flow                              Yield        2.68% - 10.94% (6.81%)
RMBS/(a)/                6,793     Discounted cash flow           Constant prepayment rate        4.13% - 13.82% (8.98%)
                                                                             Loss severity      44.31% - 76.55% (60.43%)
                                                                     Constant default rate         3.45% - 8.23% (5.84%)
                                                                                     Yield         2.83% - 5.36% (4.09%)
CMBS                       227     Discounted cash flow                              Yield         1.81% - 8.45% (5.13%)
CDO/ABS/(a)/             1,900     Discounted cash flow                              Yield         3.47% - 4.86% (4.16%)

Liabilities:
Embedded
  derivatives
  within
  Policyholder
  contract deposits:
   GMWB                 $1,668     Discounted cash flow                  Equity volatility              06.45% - 51.25%
                                                                           Base lapse rate              00.35% - 14.00%
                                                                        Dynamic lapse rate             30.00% - 170.00%
                                                                      Mortality multiplier/(c)/        40.00% - 153.00%
                                                                          Utilization rate             90.00% - 100.00%
                                                        Equity / interest-rate correlation              20.00% - 40.00%
   Index annuities       1,283     Discounted cash flow                         Lapse rate              00.50% - 40.00%
                                                                      Mortality multiplier/(c)/        42.00% - 162.00%
                                                                             Option budget                01.00%-04.00%
   Indexed life            505     Discounted cash flow                    Base lapse rate              02.00% - 19.00%
                                                                            Mortality rate              00.00% - 40.00%

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                     Fair Value at
                     December 31,
(in millions)            2016      Valuation Technique         Unobservable Input/(b)/        Range (Weighted Average)
-------------        ------------- -------------------- --------------------------------      ------------------------
Assets:
Obligations of
  states,
  municipalities
  and political
  subdivisions          $  770     Discounted cash flow                            Yield         3.42% - 7.22% (5.32%)
Corporate debt             323     Discounted cash flow                            Yield         3.45% - 6.22% (4.83%)
RMBS/(a)/                7,033     Discounted cash flow         Constant prepayment rate         1.52% - 9.44% (5.48%)
                                                                           Loss severity      49.23% - 81.13% (65.18%)
                                                                   Constant default rate         3.54% - 8.45% (5.99%)
                                                                                   Yield         3.46% - 6.05% (4.76%)
CMBS                        20     Discounted cash flow                            Yield         1.85% - 3.03% (2.44%)
CDO/ABS/(a)/             1,353     Discounted cash flow                            Yield         4.19% - 5.97% (5.08%)

Liabilities:
Embedded
  derivatives
  within
  Policyholder
  contract deposits:
   GMWB                 $1,496     Discounted cash flow                Equity volatility              13.00% - 50.00%
                                                                         Base lapse rate               0.50% - 20.00%
                                                                      Dynamic lapse rate             30.00% - 170.00%
                                                                    Mortality multiplier/(d)/        42.00% - 161.00%
                                                                        Utilization rate                      100.00%
                                                        Equity/interest-rate correlation              20.00% - 40.00%
   Index annuities         760     Discounted cash flow                       Lapse rate               1.00% - 40.00%
                                                                    Mortality multiplier/(d)/       101.00% - 103.00%
                                                                           Option budget                1.00% - 4.00%
   Indexed life            374     Discounted cash flow                  Base lapse rate                2.00% -19.00%
                                                                          Mortality rate               0.00% - 40.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR) and yield.
A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within Policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts (GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value, as estimated by the Company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

..   Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                          December 31, 2017           December 31, 2016
                                                                     --------------------------- ---------------------------
                                                                       Fair Value                  Fair Value
                                                                        Using Net                   Using Net
                                                                       Asset Value                 Asset Value
                                                                      Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                    Investment Category Includes        its equivalent) Commitments its equivalent) Commitments
-------------               ---------------------------------------  --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets
                            of mature companies are acquired from
                            the current shareholders, typically
                            with the use of financial leverage           $  246         $ 99         $  325         $123

   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions, including
                            power plants and other energy
                            generating facilities                            34           15             55           20

   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event,
                            such as an initial public offering or
                            sale of the company                              28           42             31            3

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                       5           17             10           17

   Other                    Includes multi-strategy, mezzanine, and
                            other strategies                                 55           37             29           25
                                                                         ------         ----         ------         ----
Total private equity funds                                                  368          210            450          188
                                                                         ------         ----         ------         ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations                                 250           --            338            8

   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk            375           --            458           --

   Macro                    Investments that take long and short
                            positions in financial instruments
                            based on a top-down view of certain
                            economic and capital market conditions           66           --             30           --

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection or
                            troubled                                        114            8            127            8

   Other                    Includes investments held in funds that
                            are less liquid, as well as other
                            strategies which allow for broader
                            allocation between public and private
                            investments                                      90            2             77           13
                                                                         ------         ----         ------         ----
Total hedge funds                                                           895           10          1,030           29
                                                                         ------         ----         ------         ----
Total                                                                    $1,263         $220         $1,480         $217
                                                                         ======         ====         ======         ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2018.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                     2017
------------                                                                     ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                            65%
   Between four and six years                                                      8
   Between seven and 10 years                                                     27
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                        25%
   Quarterly                                                                      45
   Semi-annually                                                                  18
   Annually                                                                       12
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments' fair value subject to contractual partial
  restrictions                                                                    52%
                                                                                 ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Note 9 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                           December 31, 2017                 December 31, 2016
                                   --------------------------------  --------------------------------
                                              Outstanding                       Outstanding
                                               Principal                         Principal
(in millions)                      Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                      ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates      $627      $1,112      $(485)      $568       $926       $(358)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                    Gain (Loss)
             Years Ended December 31,            -----------------
             (in millions)                       2017   2016  2015
             -------------                       ----  -----  ----
             Assets:
                Bond and equity securities       $326  $ 232  $(19)
                Alternative investments/(a)/      133     18    29
             Liabilities:
                Policyholder contract deposits     (1)    (1)   (1)
                Notes payable - to affiliates     (98)  (122)    5
                                                 ----  -----  ----
             Total gain                          $360  $ 127  $ 14
                                                 ====  =====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other investments for the year ended December 31, 2017 primarily relate to commercial mortgage loans, the fair values of which are determined based on independent broker quotations or valuation models using unobservable inputs, as well as the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments for other investments for the year ended December 31, 2016 primarily related to real estate investments acquired in foreclosure. Impairments for other investments for the year ended December 31, 2015 primarily related to certain investments in affordable housing partnerships, the fair values of which were determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits included consideration of the fair value of underlying real estate properties, which was determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                 Assets at Fair Value      Impairment Charges
                             ----------------------------- ------------------
                                  Non-Recurring Basis       December 31,
                             ----------------------------- ------------------
      (in millions)          Level 1 Level 2 Level 3 Total 2017   2016  2015
      -------------          ------- ------- ------- ----- ----   ----  ----
      December 31, 2017
         Other investments     $--     $--     $--    $--  $15     $2   $10

      December 31, 2016
         Other investments     $--     $--     $ 5    $ 5

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                 Estimated Fair Value
                                            ------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3  Total   Value
-------------                               ------- ------- ------- ------- --------
December 31, 2017
Assets:
   Mortgage and other loans receivable       $ --    $ 44   $20,101 $20,145 $19,707
   Other invested assets                       --      38        --      38      38
   Short-term investments                      --     240        --     240     240
   Cash                                       160      --        --     160     160
Liabilities:
   Policyholder contract deposits/(a)/         --     387    63,690  64,077  62,367
   Note payable - to affiliates, net/(b)/      --      --     1,234   1,234   1,235
   Note payable - to third parties, net        --      --       899     899     901

December 31, 2016
Assets:
   Mortgage and other loans receivable       $ --    $ 59   $16,718 $16,777 $16,458
   Other invested assets                       --      31        --      31      31
   Short-term investments                      --     225        --     225     225
   Cash                                       173      --        --     173     173
Liabilities:
   Policyholder contract deposits/(a)/         --     382    63,895  64,277  61,160
   Note payable - to affiliates, net/(b)/      --      --       691     691     691
   Note payable - to third parties, net        --      --       219     219     220

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2017 or 2016.

Fixed maturity and equity securities classified as available for sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Securities Measured at Fair Value

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                   $   492    $   50    $    --    $    542     $ --
   Obligations of states, municipalities and political subdivisions      3,538       443         (7)      3,974       --
   Non-U.S. governments                                                  2,873       185        (39)      3,019       --
   Corporate debt                                                       65,337     5,761       (377)     70,721       11
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,290     1,458        (88)     14,660      773
       CMBS                                                              4,311       193        (34)      4,470       35
       CDO/ABS                                                           7,035       180        (26)      7,189        7
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               24,636     1,831       (148)     26,319      815
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,876     8,270       (571)    104,575      826
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              2         1         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                             42         2         --          44       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  52         6         --          58       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (6)          6       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,937    $8,279    $  (577)   $104,639     $826
                                                                       =======    ======    =======    ========     ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   291    $   45    $    (1)   $    335     $ --
   Obligations of states, municipalities and political subdivisions      3,275       245        (51)      3,469       --
   Non-U.S. governments                                                  2,626       107       (114)      2,619       --
   Corporate debt                                                       64,649     4,294       (978)     67,965        1
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,310     1,093       (189)     14,214      540
       CMBS                                                              4,886       239        (44)      5,081       87
       CDO/ABS                                                           7,147       127        (90)      7,184       10
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               25,343     1,459       (323)     26,479      637
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,184     6,150     (1,467)    100,867      638
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              1         2         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                              2        --         --           2       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  11         5         --          16       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,204    $6,158    $(1,472)   $100,890     $638
                                                                       =======    ======    =======    ========     ====

(a)Represents the amount of other-than-temporary impairments recognized in Accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2017 and 2016, bonds available for sale held by us that were below investment grade or not rated totaled $13.4 billion and $14.5 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                          Less than 12 Months    12 Months or More           Total
                                         --------------------- --------------------- ---------------------
                                                      Gross                 Gross                 Gross
                                                    Unrealized            Unrealized            Unrealized
(in millions)                            Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                            ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2017
Bonds available for sale:
   U.S. government and government
     sponsored entities                   $    51      $ --      $    2      $ --     $    53     $   --
   Obligations of states,
     municipalities and political
     subdivisions                              88         1         113         6         201          7
   Non-U.S. governments                       448        21         189        18         637         39
   Corporate debt                           6,009       195       3,387       182       9,396        377
   RMBS                                     1,920        43       1,091        45       3,011         88
   CMBS                                       915        21         232        13       1,147         34
   CDO/ABS                                    653        10         364        16       1,017         26
                                          -------      ----      ------      ----     -------     ------
Total bonds available for sale             10,084       291       5,378       280      15,462        571
                                          -------      ----      ------      ----     -------     ------
Equity securities available for sale:
   Common stock                                 1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Total equity securities available for
  sale                                          1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Other assets - Investment in AIG               --        --           2         6           2          6
                                          -------      ----      ------      ----     -------     ------
Total                                     $10,085      $291      $5,380      $286     $15,465     $  577
                                          =======      ====      ======      ====     =======     ======
December 31, 2016
Bonds available for sale:
   U.S. government and government
     sponsored entities                   $    10      $  1      $   --      $ --     $    10     $    1
   Obligations of states,
     municipalities and political
     subdivisions                             914        45          26         6         940         51
   Non-U.S. governments                     1,114        55         256        59       1,370        114
   Corporate debt                          13,995       593       3,285       385      17,280        978
   RMBS                                     2,575        85       1,712       104       4,287        189
   CMBS                                       964        35         135         9       1,099         44
   CDO/ABS                                  2,044        44         733        46       2,777         90
                                          -------      ----      ------      ----     -------     ------
Total bonds available for sale             21,616       858       6,147       609      27,763      1,467
                                          -------      ----      ------      ----     -------     ------
   Common stock                                 1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Total equity securities available for
  sale                                          1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Other assets - Investment in AIG               --        --           3         5           3          5
                                          -------      ----      ------      ----     -------     ------
Total                                     $21,617      $858      $6,150      $614     $27,767     $1,472
                                          =======      ====      ======      ====     =======     ======

At December 31, 2017, we held 1,967 and 7 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 658 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2017 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                                                     Fixed Maturity
                                                                                  Securities in a Loss
                                                    Total Fixed Maturity                Position
                                                  Securities Available for Sale    Available for Sale
                                                  ----------------------------- -------------------------
(in millions)                                     Amortized Cost   Fair Value   Amortized Cost Fair Value
-------------                                     --------------   ----------   -------------- ----------
December 31, 2017
Due in one year or less                              $ 2,069        $  2,100       $    85      $    84
Due after one year through five years                 14,853          15,552         1,413        1,363
Due after five years through ten years                16,819          17,459         3,868        3,724
Due after ten years                                   38,499          43,145         5,344        5,116
Mortgage-backed, asset-backed and collateralized      24,636          26,319         5,323        5,175
                                                     -------        --------       -------      -------
Total                                                $96,876        $104,575       $16,033      $15,462
                                                     =======        ========       =======      =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2017              2016              2015
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $357     $88      $321     $433     $205     $206
Equity securities               2       1         2       --        2        1
                             ----     ---      ----     ----     ----     ----
Total                        $359     $89      $323     $433     $207     $207
                             ====     ===      ====     ====     ====     ====

In 2017, 2016, and 2015, the aggregate fair value of available for sale securities sold was $7.7 billion, $9.4 billion and $16.7 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2017           December 31, 2016
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $   46           1%         $   41           1%
Corporate debt                                        1,527          48           1,421          47
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 458          14             357          12
   CMBS                                                 160           6             181           6
   CDO/ABS                                              972          31           1,047          34
                                                     ------         ---          ------         ---
Total other bond securities                           3,163         100           3,047         100
                                                     ------         ---          ------         ---
Other equity securities                                   3          --               4          --
                                                     ------         ---          ------         ---
Total                                                $3,166         100%         $3,051         100%
                                                     ======         ===          ======         ===

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2017   2016
           -------------                               ------ ------
           Alternative investments/(a) (b)/            $2,612 $3,021
           Investment real estate/(c)/                    934    414
           Federal Home Loan Bank (FHLB) common stock      38     31
           All other investments                           36     32
                                                       ------ ------
           Total                                       $3,620 $3,498
                                                       ====== ======

(a)At December 31, 2017, includes hedge funds of $1.1 billion, private equity funds of $1.2 billion, and affordable housing partnerships of $245 million. At December 31, 2016, includes hedge funds of $1.5 billion, private equity funds of $1.3 billion, and affordable housing partnerships of $251 million.
(b)Approximately 74 percent of our hedge fund portfolio is available for redemption in 2018, an additional 26 percent will be available between 2019 and 2022.
(c)Net of accumulated depreciation of $147 million and $169 million in 2017 and 2016, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which our insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $9 million and $8 million at December 31, 2017 and 2016, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                                Years ended December 31,
                                               -------------------------
      (in millions)                             2017     2016     2015
      -------------                            ------  -------  --------
      Operating results:
         Total revenues                        $3,298  $ 2,533  $  7,323
         Total expenses                          (985)  (1,575)   (1,427)
                                               ------  -------  --------
      Net income                               $2,313  $   958  $  5,896
                                               ------  -------  --------

                                                          December 31,
                                                       -----------------
      (in millions)                                      2017     2016
      -------------                                    -------  --------
      Balance sheet:
         Total assets                                  $27,562  $ 68,435
         Total liabilities                              (4,574)  (13,254)

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2017 and 2016:

                                             2017                2016
                                      ------------------- -------------------
                                      Carrying Ownership  Carrying Ownership
   (in millions, except percentages)   Value   Percentage  Value   Percentage
   ---------------------------------  -------- ---------- -------- ----------
   Equity method investments           $1,966   Various    $2,341   Various

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the components of net investment income:

                                                                                Years Ended December 31,
                                                                                -----------------------
(in millions)                                                                    2017    2016    2015
-------------                                                                   ------  ------  ------
Available for sale fixed maturity securities, including short-term investments  $5,118  $5,319  $5,173
Other fixed maturity securities                                                    326     232     (19)
Equity securities                                                                    4       2       2
Interest on mortgage and other loans                                               904     746     706
Real estate                                                                         10       1      57
Alternative investments*                                                           366     213     426
Other investments                                                                   10       8      (1)
                                                                                ------  ------  ------
Total investment income                                                          6,738   6,521   6,344
Investment expenses                                                                215     203     226
                                                                                ------  ------  ------
Net investment income                                                           $6,523  $6,318  $6,118
                                                                                ======  ======  ======

* Includes income from hedge funds, private equity funds and affordable housing partnerships. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available for sale fixed maturity securities, available for sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available for sale fixed maturity securities, available for sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                              Years Ended December 31,
                                              -----------------------
          (in millions)                         2017     2016    2015
          -------------                       -------  -------  -----
          Sales of fixed maturity securities  $   269  $  (112) $  (1)
          Sales of equity securities                1        2      1
          Mortgage and other loans                (53)     (21)   (50)
          Investment real estate                    1       51     (2)
          Alternative investments                  49      144     90
          Derivatives                          (1,504)    (894)   170
          Other                                   172      (40)   (37)
          Other-than-temporary impairments        (97)    (260)  (249)
                                              -------  -------  -----
          Net realized capital losses         $(1,162) $(1,130) $ (78)
                                              =======  =======  =====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
(in millions)                                                                        2017     2016    2015
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,017   $1,092  $1,324
   Increases due to:
       Credit impairments on new securities subject to impairment losses                70      120      71
       Additional credit impairments on previously impaired securities                  12       83      32
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior
         intent or requirement to sell                                                 (94)     (36)   (114)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                                --       --       1
       Accretion on securities previously impaired due to credit*                     (237)    (242)   (221)
                                                                                    ------   ------  ------
Balance, end of year                                                                $  768   $1,017  $1,093
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $14,975
     Cash flows expected to be collected*                         12,366
     Recorded investment in acquired securities                    8,407

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2017   2016
                  -------------                  ------ ------
                  Outstanding principal balance  $6,462 $6,936
                  Amortized cost                  4,614  4,952
                  Fair value                      5,348  5,306

The following table presents activity for the accretable yield on PCI securities:

                                                                                 Years Ended
                                                                                December 31,
                                                                               --------------
(in millions)                                                                   2017    2016
-------------                                                                  ------  ------
Balance, beginning of year                                                     $3,032  $2,787
   Newly purchased PCI securities                                                 125     288
   Disposals                                                                      (14)    (41)
   Accretion                                                                     (325)   (348)
   Effect of changes in interest rate indices                                     (13)      6
   Net reclassification from non-accretable difference, including effects of
     prepayments                                                                  261     340
                                                                               ------  ------
Balance, end of year                                                           $3,066  $3,032
                                                                               ======  ======

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                        December 31,
                                                        -------------
          (in millions)                                  2017   2016
          -------------                                 ------ ------
          Fixed maturity securities available for sale  $2,369 $2,083
          Other bond securities, at fair value           1,214  1,462

At both December 31, 2017 and 2016, amounts borrowed under repurchases and securities lending agreements totaled $3.6 billion.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities pledged under our repurchase and securities lending agreements by collateral type and by remaining contractual maturity:

                                                Remaining Contractual
                                              Maturity of the Agreements
                                        --------------------------------------
                                        Overnight  Up to        Greater
                                           and      30   31-90   Than
  (in millions)                         Continuous days  days   90 days Total
  -------------                         ---------- ----- ------ ------- ------
  December 31, 2017
  Repurchase agreements:
     Bonds available for sale:
         Non U.S. government               $--     $  3  $   14  $ --   $   17
         Corporate debt                     --       13      29    --       42
     Other bond securities:
         Corporate debt                     --      343     794    --    1,137
                                           ---     ----  ------  ----   ------
  Total repurchase agreements               --      359     837    --    1,196
                                           ---     ----  ------  ----   ------
  Securities lending agreements:
     Bonds available for sale:
         Non-U.S. government                --       --      18    --       18
         Corporate debt                     --      471   1,821    --    2,292
     Other bond securities:
         Non-U.S. government                --       --      21    --       21
         Corporate debt                     --       --      56    --       56
                                           ---     ----  ------  ----   ------
  Total securities lending agreements       --      471   1,916    --    2,387
                                           ---     ----  ------  ----   ------
  Total secured financing transactions     $--     $830  $2,753  $ --   $3,583
                                           ===     ====  ======  ====   ======
  December 31, 2016
  Repurchase agreements:
     Other bond securities:
         Non-U.S. government               $--     $ --  $   --  $ 41   $   41
         Corporate debt                     --       95     657   669    1,421
                                           ---     ----  ------  ----   ------
  Total repurchase agreements               --       95     657   710    1,462
                                           ---     ----  ------  ----   ------
  Securities lending agreements:
     Bonds available for sale:
         Non-U.S. government                --       --      34    --       34
         Corporate debt                     --      725   1,268    --    1,993
         CMBS                               --       --      56    --       56
                                           ---     ----  ------  ----   ------
  Total securities lending agreements       --      725   1,358    --    2,083
                                           ---     ----  ------  ----   ------
  Total secured financing transactions     $--     $820  $2,015  $710   $3,545
                                           ===     ====  ======  ====   ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $149 million and $143 million at December 31, 2017 and 2016, respectively.

Other Pledges

We are a member of the FHLB of Dallas and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $38 million and $31 million of common stock in the FHLB at December 31, 2017 and 2016, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities available for sale and residential loans with a fair value of $1.0 billion and $113 million, respectively, at December 31, 2017, and securities available for sale with a fair value of $1.4 billion at December 31, 2016, to provide adequate collateral for potential advances from the FHLB.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                         ----------------
     (in millions)                                         2017     2016
     -------------                                       -------  -------
     Commercial mortgages*                               $15,517  $12,812
     Residential mortgages                                 2,455    1,520
     Life insurance policy loans                           1,353    1,382
     Commercial loans, other loans and notes receivable      581      906
                                                         -------  -------
     Total mortgage and other loans receivable            19,906   16,620
     Allowance for losses                                   (199)    (162)
                                                         -------  -------
     Mortgage and other loans receivable, net            $19,707  $16,458
                                                         =======  =======

* Commercial mortgages primarily represent loans for office, apartments and retail properties, with exposures in New York and California representing the largest geographic concentrations (22 percent and 10 percent, respectively, at December 31, 2017 and 24 percent and 14 percent, respectively, at December 31, 2016).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                           Number                            Class                              Percent
                             of   ------------------------------------------------------------    of
(dollars in millions)      Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------      ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2017
Credit Quality Indicator:
   In good standing         508     $3,946   $4,882  $2,708   $1,180   $1,474 $1,228  $15,418      99%
   Restructured/(a)/          2         --       80      19       --       --     --       99       1
                            ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                  510     $3,946   $4,962  $2,727   $1,180   $1,474 $1,228  $15,517     100%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                $   36   $   52  $   21   $    4   $   10 $   13  $   136       1%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
December 31, 2016
Credit Quality Indicator:
   In good standing         497     $2,662   $4,062  $2,497   $1,017   $1,472 $1,015  $12,725      99%
   Restructured/(a)/          3         --       69      18       --       --     --       87       1
                            ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                  500     $2,662   $4,131  $2,515   $1,017   $1,472 $1,015  $12,812     100%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                $   16   $   38  $   18   $    4   $    9 $   11  $    96       1%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)Our commercial mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

Mortgages held on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, have been fully paid off as of December 31, 2017. We held mortgages with a carrying value of $26 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                             2017                   2016                   2015
                                    ---------------------  ---------------------- ---------------------
Years Ended December 31,            Commercial Other       Commercial Other       Commercial Other
(in millions)                       Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------            ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year           $ 96     $66  $162     $79      $58  $137     $73      $21  $ 94
   Additions to allowance                53       2    55      13        8    21      14       37    51
   Charge-offs, net of recoveries       (13)     (5)  (18)      4       --     4      (8)      --    (8)
                                       ----     ---  ----     ---      ---  ----     ---      ---  ----
Allowance, end of year                 $136     $63  $199     $96      $66  $162     $79      $58  $137
                                       ====     ===  ====     ===      ===  ====     ===      ===  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                        Years Ended
                                                        December 31,
                                                      ---------------
         (in millions)                                2017 2016  2015
         -------------                                ---- ----  ----
         Impaired loans with valuation allowances     $26  $ 26  $100
         Impaired loans without valuation allowances   18    88   110
                                                      ---  ----  ----
            Total impaired loans                       44   114   210
         Valuation allowances on impaired loans        (4)   (3)   (4)
                                                      ---  ----  ----
         Impaired loans, net                          $40  $111  $206
                                                      ===  ====  ====
         Interest income on impaired loans            $ 5  $  7  $ 11
                                                      ===  ====  ====

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For the year ended December 31, 2017, loans with a carrying value of $169 million were modified in troubled debt restructurings. Loans that had been modified in troubled debt restructurings during the year ended December 31, 2016, have been fully paid off.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2017     2016    2015
                   -------------     ------   ------  ------
                   Direct premiums   $4,369   $2,679  $3,535
                   Assumed premiums      21       22      20
                   Ceded premiums      (993)    (979)   (927)
                                     ------   ------  ------
                   Net               $3,397   $1,722  $2,628
                                     ======   ======  ======

Reinsurance recoveries, which reduced policyholder benefits, were approximately $804 million, $655 million and $847 million during 2017, 2016 and 2015, respectively.

We manage the capital impact of our statutory reserve requirements, including those resulting from the National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through unaffiliated and affiliated reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force term and universal life business were ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. Effective July 1, 2016, we entered into an agreement to cede approximately $5 billion of statutory reserves for certain whole life and universal life policies to an unaffiliated reinsurer. Effective December 31, 2016, we recaptured in-force term and universal life reserves subject to Regulation XXX and Guideline AXXX from AGC Life, and ceded approximately
$14 billion of such statutory reserves to an unaffiliated reinsurer under an amendment to the July 1, 2016 agreement. Under GAAP, these reinsurance transactions use deposit accounting with a reinsurance risk charge recorded in income.

In 2017, 2016 and 2015, our results of operations included pre-tax expense of approximately $26 million, $92 million and $89 million, respectively, for risk charges associated with the affiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX. In 2017, our results of operations included pre-tax expense of $102 million for risk charges associated with the unaffiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX. There were no risk charges associated with the unaffiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX in 2016 and 2015.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We hold substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.2 billion and $1.1 billion at December 31, 2017 and 2016, respectively of which approximately $988 million and $862 million at December 31, 2017 and 2016, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments with respect to investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable International Swaps and Derivative Association, Inc. (ISDA) Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available for sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available for sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                              December 31, 2017                  December 31, 2016
                                                     ----------------------------------  --------------------------------
                                                     Gross Derivative  Gross Derivative  Gross Derivative Gross Derivative
                                                          Assets          Liabilities         Assets        Liabilities
                                                     ----------------  ----------------  ---------------  ---------------
                                                     Notional  Fair    Notional  Fair    Notional  Fair   Notional  Fair
(in millions)                                         Amount   Value    Amount   Value    Amount   Value   Amount   Value
-------------                                        -------- -------  -------- -------  -------- ------  -------- ------
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                           $    88  $   207  $   696  $    14  $   248  $  198  $   546  $   10
   Foreign exchange contracts                            737       65    1,192       88    1,200     171      323      19
Derivatives not designated as hedging
  instruments:/(a)/
   Interest rate contracts                            25,484      343   18,688      957   32,268     319   25,059   1,537
   Foreign exchange contracts                          1,565      333    3,624      360    3,111     430    1,202     314
   Equity contracts                                   25,379    1,136   11,318      889   11,348     263    7,958      12
   Other contracts/(b)/                               35,638       13       59        4   27,535      14    5,639       5
                                                     -------  -------  -------  -------  -------  ------  -------  ------
Total derivatives, gross                             $88,891    2,097  $35,577    2,312  $75,710   1,395  $40,727   1,897
                                                     -------  -------  -------  -------  -------  ------  -------  ------
Counterparty netting/(c)/                                      (1,429)           (1,429)            (762)            (762)
Cash collateral/(d)/                                              (45)             (627)             (46)            (852)
                                                              -------           -------           ------           ------
Total derivatives included in Other Assets and
  Other Liabilities, respectively /(e)/                       $   623           $   256           $  587           $  283
                                                              -------           -------           ------           ------

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Consists primarily of stable value wrap contracts with multiple underlying exposures.
(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(d)Represents cash collateral posted and received that is eligible for netting.
(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2017 and 2016. Fair value of liabilities related to bifurcated embedded derivatives was $3.6 billion and $2.7 billion, respectively, at December 31, 2017 and 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                      Years Ended December 31,
                                                      ------------------------
   (in millions)                                        2017      2016   2015
   -------------                                      -------    -----  -----
   Derivative instruments in fair value hedging
     relationships*:
      Interest rate contracts                         $    (5)   $  (8) $   7
      Foreign exchange contracts                           (1)     (22)    17
                                                      -------    -----  -----
   Total                                              $    (6)   $ (30) $  24
                                                      =======    =====  =====
   Derivatives not designated as hedging
     instruments, by derivative type:
      Interest rate contracts                         $   (67)   $(144) $ 261
      Foreign exchange contracts                         (208)      85     64
      Equity contracts                                   (844)    (749)  (116)
      Other contracts                                      66       71     67
      Embedded derivatives                               (384)     (60)   (62)
                                                      -------    -----  -----
   Total                                              $(1,437)   $(797) $ 214
                                                      =======    =====  =====
   By classification:
      Policy fees                                     $    67    $  70  $  68
      Net realized capital gains (losses)              (1,504)    (894)   170
      Policyholder benefits                                 2        2      6
      Interest credited to policyholder account
        balances                                           (8)      (5)    (6)
                                                      -------    -----  -----
   Total                                              $(1,443)   $(827) $ 238
                                                      =======    =====  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected losses and loss adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected losses and loss adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impacts the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities are in a net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             ------------------------
(in millions)                                                                 2017     2016    2015
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $6,522   $6,106  $5,339
   Acquisition costs deferred                                                   714      805     983
   Accretion of interest/amortization                                          (798)    (796)   (778)
   Effect of unlocking assumptions used in estimating future gross profits      154      277      36
   Effect of realized gains/loss on securities                                  280      285       1
   Effect of unrealized gains/loss on securities                               (496)    (155)    525
                                                                             ------   ------  ------
Balance, end of year                                                         $6,376   $6,522  $6,106
                                                                             ======   ======  ======

Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                                Years Ended
                                                                               December 31,
                                                                               ------------
(in millions)                                                                2017  2016  2015
-------------                                                                ----  ----  ----
Balance, beginning of year                                                   $265  $295  $322
   Accretion of interest/amortization                                         (11)  (28)  (24)
   Effect of unlocking assumptions used in estimating future gross profits     --    --   (22)
   Effect of realized gains/loss on securities                                 --     1    --
   Effect of unrealized gains/loss on securities                               (9)   (3)   19
                                                                             ----  ----  ----
Balance, end of year                                                         $245  $265  $295
                                                                             ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $23 million, $22 million, $20 million, $16 million and $15 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of deferred sales inducements:

                                                                                 Years Ended
                                                                                 December 31,
                                                                             -------------------
(in millions)                                                                 2017   2016   2015
-------------                                                                -----  -----  -----
Balance, beginning of year                                                   $ 585  $ 579  $ 442
   Acquisition costs deferred                                                   11     55     73
   Accretion of interest/amortization                                         (120)  (123)  (132)
   Effect of unlocking assumptions used in estimating future gross profits      42     48     53
   Effect of realized gains/loss on securities                                  14     33      4
   Effect of unrealized gains/loss on securities                               (23)    (7)   139
                                                                             -----  -----  -----
Balance, end of year                                                         $ 509  $ 585  $ 579
                                                                             =====  =====  =====

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                          Real Estate                   Affordable
                                         and Investment Securitization   Housing
(in millions)                            Entities/(a)/  Vehicles/(b)/  Partnerships Total
-------------                            -------------- -------------- ------------ ------
December 31, 2017
Assets:
   Bonds available for sale                   $ --          $6,164         $--      $6,164
   Other bond securities                        --             783          --         783
   Mortgage and other loans receivable          --           1,625          --       1,625
   Other invested assets                       207              --          50         257
   Other/(c)/                                   27             859           1         887
                                              ----          ------         ---      ------
Total assets/(d)/                             $234          $9,431         $51      $9,716
                                              ====          ======         ===      ======
Liabilities:
   Notes payable - to affiliates              $ --          $1,822         $--      $1,822
   Notes payable - to third parties             93             684          --         777
   Other/(e)/                                   28             105           8         141
                                              ----          ------         ---      ------
Total liabilities                             $121          $2,611         $ 8      $2,740
                                              ====          ======         ===      ======
December 31, 2016
Assets:
   Bonds available for sale                   $ --          $6,319         $--      $6,319
   Other bond securities                        --             766          --         766
   Mortgage and other loans receivable          --           1,128          --       1,128
   Other invested assets                        17              --          26          43
   Other/(c)/                                   16             550          --         566
                                              ----          ------         ---      ------
Total assets/(d)/                             $ 33          $8,763         $26      $8,822
                                              ====          ======         ===      ======
Liabilities:
   Notes payable - to affiliates              $ --          $1,259         $--      $1,259
   Notes payable - to third parties             --             139          --         139
   Other/(e)/                                   24              14           3          41
                                              ----          ------         ---      ------
Total liabilities                             $ 24          $1,412         $ 3      $1,439
                                              ====          ======         ===      ======

(a)At December 31, 2017, off-balance sheet exposure primarily consisting of commitments to real estate and investment entities was $32 million. There was no off-balance sheet exposure for real estate and investment entities at December 31, 2016.
(b)At December 31, 2017 and 2016, $8.6 billion and $8 billion, respectively, of the total assets of consolidated vehicles were owed to AGL Parent or its subsidiaries.
(c)Comprised primarily of short-term investments and other assets at both December 31, 2017 and 2016.
(d)The assets of each VIE can be used only to settle specific obligations of that VIE.
(e)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2017 and 2016.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2017
   Real estate and investment entities/(b)/   $156,186    $2,079      $650     $2,729
   Affordable housing partnerships               4,299       548        --        548
                                              --------    ------      ----     ------
Total                                         $160,485    $2,627      $650     $3,277
                                              ========    ======      ====     ======
December 31, 2016
   Real estate and investment entities/(b)/   $168,097    $2,532      $440     $2,972
   Affordable housing partnerships               4,101       554        --        554
                                              --------    ------      ----     ------
Total                                         $172,198    $3,086      $440     $3,526
                                              ========    ======      ====     ======

(a)At December 31, 2017 and 2016, $2.3 billion and $2.8 billion, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(b)Comprised primarily of hedge funds and private equity funds.

Real Estate and Investment Entities

Through an affiliate, AIG Global Real Estate, we are an investor in various real estate investment entities, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIEs' activities consist of the development or redevelopment of commercial, industrial and residential real estate. Our involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIEs.

We participate as passive investors in the equity issued by certain third-party-managed hedge and private equity funds that are VIEs. Typically, we are not involved in the design or establishment of these VIEs, nor do they actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities, residential mortgage loans and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third-parties or affiliates by these entities are reported as notes payable.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in the operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entity's economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. In addition, reserves for contracts in loss recognition are adjusted to reflect the effect of unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gains on fixed maturity and equity securities available for sale, with related changes recognized through Other comprehensive income.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 0.1 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

Loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

In 2017, no loss recognition expense was recorded. In 2016, we recorded loss recognition expense of $424 million, which reflected the establishment of additional reserves primarily as a result of mortality experience studies that indicated increased longevity, particularly on injured lives in a block of structured settlements underwritten prior to 2010. In 2015, we recorded loss recognition expense of $28 million to increase reserves for certain long-term care business.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 9.0 percent at December 31, 2017, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets. These additional liabilities are also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on accumulated assessments, with related changes recognized through Other comprehensive income.

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees. Similar to Shadow DAC, URR related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through Other comprehensive income (shadow URR).

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2017 and 1.5 percent of gross premiums in 2017. Policyholder dividends were $19 million in both 2017 and 2016 and $22 million in 2015 and are included in policyholder benefits in the Consolidated Statements of Income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits primarily include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                 December 31,
                                                ---------------
                 (in millions)                   2017    2016
                 -------------                  ------- -------
                 Equity funds                   $20,028 $17,140
                 Bond funds                       4,160   4,189
                 Balanced funds                  20,992  19,194
                 Money market funds                 290     365
                                                ------- -------
                 Total                          $45,470 $40,888
                                                ======= =======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liability for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2017             December 31, 2016
                                          ----------------------------- -----------------------------
                                           Net Deposits     Highest      Net Deposits     Highest
                                          Plus a Minimum Contract Value Plus a Minimum Contract Value
(dollars in millions)                         Return        Attained        Return        Attained
---------------------                     -------------- -------------- -------------- --------------
Account value                                $ 35,810       $15,720        $ 31,829       $14,871
Net amount at risk                                474           364             934           594
Average attained age of contract holders           65            68              66            68
Range of guaranteed minimum return rates      0%-4.5%                       0%-4.5%

The following table presents a rollforward of the GMDB liability related to variable annuity contracts:

                                                                              Years Ended
                                                                             December 31,
                                                                           ----------------
(in millions)                                                              2017  2016  2015
-------------                                                              ----  ----  ----
Balance, beginning of year                                                 $371  $459  $363
   Reserve (decrease) increase                                              (21)  (33)  150
   Benefits paid                                                            (41)  (55)  (54)
   Changes in reserves related to unrealized appreciation of investments      6    --    --
                                                                           ----  ----  ----
Balance, end of year                                                       $315  $371  $459
                                                                           ====  ====  ====

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The liabilities for GMWB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $1.7 billion and $1.5 billion at December 31, 2017 and 2016, respectively. See Note 3 for discussion of the fair value measurement of guaranteed

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

benefits that are accounted for as embedded derivatives. We had account values subject to GMWB that totaled $38.7 billion and $34.5 billion at December 31, 2017 and 2016, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $375 million and $668 million at December 31, 2017 and 2016, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2017, including fixed and variable-rates:

                                                                     Balance at
                                                                    December 31,
                                             Range of     Maturity  -------------
(in millions)                            Interest Rate(s) Date(s)    2017   2016
-------------                            ---------------- --------- ------ ------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs       3.50%-6.31%   2036-2047 $1,195 $  691
   Notes payable of consolidated VIEs,
     at fair value                         0.34%-11.93%   2047-2061    627    568
   Debt of consolidated investments         4.00%-4.00%   2027-2027     40     --
                                                                    ------ ------
Total notes payable - to affiliates                                  1,862  1,259
                                                                    ------ ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs       3.50%-5.60%   2018-2061    777    140
   Debt of consolidated investments         3.80%-7.68%   2022-2038    124     80
                                                                    ------ ------
Total notes payable - to third parties                                 901    220
                                                                    ------ ------
Total notes payable                                                 $2,763 $1,479
                                                                    ====== ======

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2017                                             -----------------------------------
(in millions)                                          Total  2018 2019 2020 2021 2022 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                  $1,195 $--  $--  $--  $--  $--    $1,195
   Notes payable of consolidated VIEs, at fair value      627  --   --   --   --   --       627
   Debt of consolidated investments                        40  --   --   --   --   --        40
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to affiliates                    $1,862 $--  $--  $--  $--  $--    $1,862
                                                       ------ ---  ---  ---  ---  ---    ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     777   4    2   42   13    2       714
   Debt of consolidated investments                       124   1    1    1    1   17       103
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to third parties                    901   5    3   43   14   19       817
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable                                    $2,763 $ 5  $ 3  $43  $14  $19    $2,679
                                                       ====== ===  ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2017 and 2016, we had no outstanding balance under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2017:

                  (in millions)
                  -------------
                  2018                                     $17
                  2019                                      14
                  2020                                      14
                  2021                                      14
                  2022                                      13
                  Remaining years after 2022                27
                                                           ---
                  Total                                    $99
                                                           ===

Rent expense was $20 million, $22 million and $30 million in 2017, 2016 and 2015, respectively.

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $1.0 billion at December 31, 2017.

Mortgage Loan Commitments

We had $1.1 billion and $147 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2017.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $11 million and $10 million at December 31, 2017 and 2016, respectively, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                       December 31,
                                                                                     ---------------
(in millions)                                                                          2017    2016
-------------                                                                        -------  ------
Unrealized appreciation of fixed maturity and equity securities, available for sale  $ 7,703  $4,685
Net unrealized gains on other invested assets                                            164     309
Adjustments to DAC, VOBA and deferred sales inducements                               (1,193)   (665)
Shadow loss recognition                                                               (1,513)   (583)
Foreign currency translation adjustments                                                  (3)     (3)
Deferred income tax                                                                     (406)   (448)
                                                                                     -------  ------
Accumulated other comprehensive income                                               $ 4,752  $3,295
                                                                                     =======  ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                 Unrealized
                                Appreciation
                               (Depreciation)
                                  of Fixed
                                  Maturity
                               Investments on
                                Which Other-
                                   Than-                     Adjustments
                                 Temporary      Unrealized     to DAC,
                                   Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                Impairments   (Depreciation)  Deferred    Insurance   Currency
                                    were       of All Other     Sales       Loss     Translation
(in millions)                    Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                  -------------- -------------- ----------- ----------- ----------- -------
December 31, 2015
Unrealized change arising
  during period                    $(304)        $(5,202)       $ 688       $ 854        $10     $(3,954)
Less: Reclassification
  adjustments included in net
  income                              38             (39)           5          --         14          18
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)      (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense
  (benefit)                         (117)           (795)         241         303         (2)       (370)
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $(225)        $(4,368)       $ 442       $ 551        $(2)    $(3,602)
                                   =====         =======        =====       =====        ===     =======
December 31, 2016
Unrealized change arising
  during period                    $ (27)        $ 1,394        $ 153       $(565)       $--     $   955
Less: Reclassification
  adjustments included in net
  income                              26            (136)         318          --         --         208
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (53)          1,530         (165)       (565)        --         747
Less: Income tax expense
  (benefit)                          (19)             73          (65)       (204)        --        (215)
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $ (34)        $ 1,457        $(100)      $(361)       $--     $   962
                                   =====         =======        =====       =====        ===     =======
Year ended December 31, 2017
Unrealized change arising
  during period                    $ 216         $ 2,443        $(234)      $(930)       $--     $ 1,495
Less: Reclassification
  adjustments included in net
  income                              28            (242)         294          --         --          80
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       188           2,685         (528)       (930)        --       1,415
Less: Income tax expense
  (benefit)                           59             605         (173)       (320)        --         171
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $ 129         $ 2,080        $(355)      $(610)       $--     $ 1,244
                                   =====         =======        =====       =====        ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                                Amount
                                                             Reclassified
                                                           from Accumulated
                                                                 Other
                                                          Comprehensive Income
                                                          ------------------
                                                             December 31,
                                                          ------------------            Affected Line Item in the
(in millions)                                              2017    2016  2015             Statements of Income
-------------                                             -----   -----  ----  --------------------------------------------
Unrealized appreciation of fixed maturity investments on
  which other-than-temporary credit impairments were
  recognized                                              $  28   $  26  $ 38  Net realized capital gains (losses)
Unrealized (depreciation) of all other investments         (242)   (136)  (39) Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales                                    Amortization of deferred policy acquisition
  inducements                                               294     318     5  costs
Foreign currency translation adjustments                     --      --    14
                                                          -----   -----  ----
   Total reclassifications for the period                 $  80   $ 208  $ 18
                                                          =====   =====  ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2017   2016   2015
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $  612 $1,591 $1,413

 At December 31,
 Statutory capital and surplus                             $7,984 $9,001  8,894
 Aggregate minimum required statutory capital and surplus   2,035  1,976  2,134

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2017 and 2016, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2015, we applied a permitted statutory accounting practice to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. In 2017, the permitted practice was expanded to include additional derivative instruments utilized for the same purpose. The permitted practice resulted in an increase in our statutory surplus of $430 million and $645 million at December 31, 2017 and 2016, respectively. Other than the adoption of this permitted practice, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2018 without prior approval of the TDI is $1.5 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company and the life insurance industry in tax years beginning January 1, 2018.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g., reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the life insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of the separate accounts dividends received deduction.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 addresses situations where accounting for certain income tax effects of the Tax Act under Accounting Standards Codification (ASC) 740 may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following:

    . Income tax effects of those aspects of the Tax Act for which accounting under ASC 740 is complete.

    . Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

    . If a provisional estimate cannot be determined, ASC 740 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with current income tax accounting requirements, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017, is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of our

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

provision for income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (BEAT) under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

For the period ended December 31, 2017, we recognized a provisional estimate of income tax effects of the Tax Act of $731 million.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years.

Provisions Impacting Projections of Taxable Income and Realizability of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that reliance on provisional estimates will have a material impact on the determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are the non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, no provisional estimates were recorded.

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

    Years Ended December 31,
    (in millions)                                       2017   2016    2015
    ------------------------                           ------ ------  -----
    Current                                            $  858 $1,248  $ 549
    Deferred                                              256   (951)  (111)
                                                       ------ ------  -----
    Total income tax expense                           $1,114 $  297  $ 438
                                                       ====== ======  =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The U.S. statutory income tax rate is 35 percent for 2017, 2016 and 2015. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                       2017   2016  2015
------------------------                                           ------  ----  ----
U.S federal income tax expense at statutory rate                   $  593  $423  $593
Adjustments:
   Impact of Tax Act                                                  731    --    --
   Reclassifications from accumulated other comprehensive income     (130)  (89)  (94)
   Dividends received deduction                                       (47)  (30)  (30)
   State income tax                                                    (2)    8    (5)
   Other credits, taxes and settlements                               (31)  (15)  (26)
                                                                   ------  ----  ----
Total income tax expense                                           $1,114  $297  $438
                                                                   ======  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2017     2016
------------------------                                                   -------  -------
Deferred tax assets:
   Basis differences on investments                                        $ 1,673  $ 3,194
   Policy reserves                                                           1,572    2,034
   Fixed assets                                                                281      339
   Losses and tax credit carryforwards                                         173      248
   State deferred tax benefits                                                  12       25
                                                                           -------  -------
Total deferred tax assets                                                    3,711    5,840
                                                                           -------  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (1,380)  (2,195)
   Net unrealized gains on debt and equity securities available for sale    (1,078)  (1,332)
   Capitalized EDP                                                             (46)     (64)
   Other                                                                       (24)    (273)
                                                                           -------  -------
Total deferred tax liabilities                                              (2,528)  (3,864)
                                                                           -------  -------
Net deferred tax asset before valuation allowance                            1,183    1,976
Valuation allowance                                                             --     (366)
                                                                           -------  -------
Net deferred tax asset                                                     $ 1,183  $ 1,610
                                                                           =======  =======

The following table presents our tax losses and credit carryforwards on a tax return basis.

   December 31, 2017                                     Tax     Expiration
   (in millions)                                 Gross Effected   Periods
   -----------------                             ----- -------- ------------
   Net operating loss carryforwards               $60    $ 13   2028 to 2036
   Foreign tax credit carryforwards                --      31   2018 to 2024
   Alternative minimum tax credit carryforwards    --      12             --
   Business credit carryforwards                   --     117   2025 to 2036
                                                         ----
   Total carryforwards                                   $173
                                                         ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

..   prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

As of December 31, 2017, based on all available evidence we concluded that no valuation allowance should be established on a portion of the deferred tax asset. At December 31, 2017 and 2016 we released $366 million and $554 million, respectively, of valuation allowance associated with the unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                       Years Ended
                                                       December 31,
                                                       -----------
              (in millions)                            2017  2016
              -------------                            ----  ----
              Gross unrecognized tax benefits,
                beginning of year                      $22   $ 33
                 Increases in tax position for prior
                   years                                --     --
                 Decreases in tax position for prior
                   years                                (6)   (11)
                                                       ---   ----
              Gross unrecognized tax benefits, end of
                year                                   $16   $ 22
                                                       ===   ====

At December 31, 2017 and 2016, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $16 million and $22 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2017 and 2016, we had accrued liabilities of $4 million and $4 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2017, 2016 and 2015, we recognized expense of less than $1 million, income of $3 million and expense of $1 million, respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At December 31, 2017, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2017 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On September 29, 2017, the Financial Stability Oversight Council (Council) rescinded its determination that material financial distress at AIG could pose a threat to U.S. financial stability and as a result, AIG is no longer designated as a nonbank systemically important financial institution (nonbank
SIFI). With the rescission of its designation as a nonbank SIFI, AIG is no longer subject to the consolidated supervision of the Board of Governors of the Federal Reserve System or subject to the enhanced prudential standards set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations.

On September 25, 2017, AIG announced organizational changes designed to position AIG a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG's technology-driven subsidiary, is reported within Other Operations. AIG also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately
$406 million, $390 million and $315 million for such services in 2017, 2016 and 2015, respectively. Accounts payable for such services were $997 million and $1.1 billion at December 31, 2017 and 2016, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $587 million, $685 million and $812 million for such services and rent in 2017, 2016 and 2015, respectively. Accounts receivable for rent and services were $804 million and $769 million at December 31, 2017 and 2016, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $30 million, $33 million and $50 million in 2017, 2016 and 2015, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase, sell or transfer securities, at fair market value, to or from our affiliates in the ordinary course of business.

In October 2017, we entered into securitization transactions in which through our wholly owned subsidiary, AIG Home Loan 2, transferred portfolios of U.S. residential mortgage loans to a newly formed special purpose entity, CSMC 2017-HL2 (the CSMC), which is a VIE that we consolidate. We received total cash consideration of $412 million for the transferred loans. The CSMC issued structured securities to the Company for cash consideration. CSMC also issued structured securities to third party investors and to our affiliates, USL and VALIC. Refer to Note 9 for additional information.

In September 2017, we transferred securities to our affiliate, USL, in exchange for cash and a portfolio of securities. Total consideration received was $350 million.

During 2017, we purchased commercial mortgage loans and investment grade private placement bonds from certain affiliated AIG domestic property and casualty companies for total cash consideration of $1.3 billion.

During 2016, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 26, 2018, the date the financial statements were issued.

In February 2018, we and our affiliates, The United States Life Insurance Company in the City of New York and The Variable Annuity Life Insurance Company, each entered into respective Modified Coinsurance (ModCo) Agreements (The Agreements) with DSA Reinsurance Company Limited (DSA Re), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were executed as of February 12, 2018 in respect of certain closed blocks of business (including term life, whole life, universal life, long-term care, accident and health, structured settlements, single premium immediate annuities, and pension risk transfer annuities). The initial consideration included the fair value of ModCo Assets held by the Company on behalf of DSA Re at the execution date, along with the net results experienced under the reinsurance agreement from the January 1, 2017 effective date in the agreement through the execution date. The initial consideration exceeded the ModCo Reserves ceded at contract inception. The excess consideration represents a net cost of reinsurance asset that will be amortized over the life of the reinsured contracts. Total returns on the ModCo Assets will inure to the benefit of DSA Re. The Company did not receive a ceding commission at contract inception. Management is still assessing the impact of the Agreements.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2017 and 2016
           and for the years ended December 31, 2017, 2016 and 2015

                                  [LOGO] AIG

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2017 and 2016 and for the years ended December 31, 2017,
                                 2016 and 2015

                               TABLE OF CONTENTS

          Report of Independent Auditors                                     3

          Statements of Admitted Assets                                      5

          Statements of Liabilities, Capital and Surplus                     6

          Statements of Operations and Changes in Capital and Surplus        7

          Statements of Cash Flows                                           8

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                                9

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    22

 Note 3   Investments                                                       24

 Note 4   Fair Value of Financial Instruments                               29

 Note 5   Reserves for Losses and Loss Adjustment Expenses                  31

 Note 6   Related Party Transactions                                        34

 Note 7   Reinsurance                                                       39

 Note 8   Income Taxes                                                      42

 Note 9   Capital and Surplus and Dividend Restrictions                     51

 Note 10  Contingencies                                                     51

 Note 11  Other Significant Matters                                         54

 Note 12  Subsequent Events                                                 56

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets and liabilities, capital and surplus as of December 31, 2017 and 2016, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 20, 2018

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                         Statements of Admitted Assets

                                                      December 31, December 31,
                                                          2017         2016
                                                      ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair
     value: 2017 - $15,831; 2016 - $19,297)             $15,153      $18,853
   Common stocks, at carrying value adjusted for
     nonadmitted assets (cost: 2017 - $584;
     2016 - $376)                                           576          379
   Preferred stocks, at carrying value (cost:
     2017 - $49; 2016 - $49)                                 49           49
   Other invested assets (cost: 2017 - $3,504;
     2016 - $4,299)                                       3,901        4,478
   Mortgage loans                                         2,067        1,895
   Derivative instruments                                    --           26
   Short-term investments, at amortized cost
     (approximates fair value)                               --           14
   Cash and cash equivalents                                238          131
   Receivable for securities sold                            82           44
                                                        -------      -------
       Total cash and invested assets                   $22,066      $25,869
                                                        -------      -------
Investment income due and accrued                       $   169      $   211
Agents' balances or uncollected premiums:
   Premiums in course of collection                         940          972
   Premiums and installments booked but deferred
     and not yet due                                        367          418
   Accrued retrospective premiums                           567          595
High deductible policy receivables                           43           57
Reinsurance recoverable on paid losses                      325          339
Funds held by or deposited with reinsurers                  217          172
Current federal and foreign taxes recoverable                --           88
Net deferred tax assets                                     814          841
Equities in underwriting pools and associations               8           40
Receivables from parent, subsidiaries and
  affiliates                                                  5           13
Other assets                                                189          143
Allowance for uncollectible accounts                        (72)         (74)
                                                        -------      -------
       Total admitted assets                            $25,638      $29,684
                                                        =======      =======

               See Notes to Statutory Basis Financial Statements

5   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)


                Statements of Liabilities, Capital and Surplus

                                                      December 31, December 31,
                                                          2017         2016
                                                      ------------ ------------
Liabilities

Reserves for losses and loss adjustment expenses        $12,115      $12,210
Unearned premium reserves                                 3,301        3,427
Commissions, premium taxes, and other expenses
  payable                                                   140          213
Reinsurance payable on paid loss and loss adjustment
  expenses                                                  244          285
Current federal taxes payable to parent                      12           --
Funds held by company under reinsurance treaties          1,695        1,639
Provision for reinsurance                                    20           37
Ceded reinsurance premiums payable, net of ceding
  commissions                                               324        3,956
Collateral deposit liability                                393          384
Payable for securities purchased                             38           14
Payable to parent, subsidiaries and affiliates              674          469
Derivative instruments                                       14           --
Borrowed money                                               65          246
Other liabilities                                           365          356
                                                        -------      -------
   Total liabilities                                    $19,400      $23,236
                                                        -------      -------

Capital and Surplus
Common capital stock, $17 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                           $    29      $    29
Capital in excess of par value                            6,839        6,839
Unassigned surplus                                       (1,324)        (939)
Special surplus funds from reinsurance                      694          519
                                                        -------      -------
   Total capital and surplus                            $ 6,238      $ 6,448
                                                        -------      -------
   Total liabilities, capital and surplus               $25,638      $29,684
                                                        =======      =======

               See Notes to Statutory Basis Financial Statements

6 STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


          Statements of Operations and Changes in Capital and Surplus

                                                        For the Years Ended
                                                            December 31,
                                                     -------------------------
                                                       2017     2016     2015
                                                     -------  -------  -------
 Statements of Operations
 Underwriting income:
 Premiums earned                                     $ 5,170  $ 6,052  $ 5,495
                                                     -------  -------  -------
 Underwriting deductions:
    Losses incurred                                    4,400    5,212    3,940
    Loss adjustment expenses                             577      267    1,032
    Other underwriting expenses                        1,624    1,875    1,686
                                                     -------  -------  -------
 Total underwriting deductions                         6,601    7,354    6,658
                                                     -------  -------  -------
 Net underwriting loss                                (1,431)  (1,302)  (1,163)
                                                     -------  -------  -------
 Investment gain:
    Net investment income earned                       1,058    1,187    1,209
    Net realized capital losses (net of
      capital gains tax expense: 2017 - $82;
      2016 - $61; 2015 - $15)                           (110)    (106)    (107)
                                                     -------  -------  -------
 Net investment gain                                     948    1,081    1,102
                                                     -------  -------  -------
 Net loss from agents' or premium balances
   charged-off                                           (19)     (36)     (19)
 Other income (expense)                                   39      (20)      (5)
                                                     -------  -------  -------
 Net loss after capital gains taxes and before
   federal income taxes                                 (463)    (277)     (85)
 Federal and foreign income tax benefit                  (69)     (34)     (10)
                                                     -------  -------  -------
 Net loss                                            $  (394) $  (243) $   (75)
                                                     =======  =======  =======

 Changes in Capital and Surplus

 Capital and surplus, as of December 31,
   previous year                                     $ 6,448  $ 6,641  $ 7,248
    Adjustment to beginning surplus (Note 2)              38       66      (27)
                                                     -------  -------  -------
 Capital and surplus, as of January 1,                 6,486    6,707    7,221
    Other changes in capital and surplus:
        Net loss                                        (394)    (243)     (75)
        Change in net unrealized capital gain
          (loss) (net of capital gain (loss)
          tax expense (benefit): 2017 - $2;
          2016 - ($16); 2015 - ($40))                    204      (48)    (179)
        Change in net deferred income tax               (394)     118       81
        Change in nonadmitted assets                     410     (157)     (45)
        Change in provision for reinsurance               17       (3)      27
        Capital contribution                              --      700      776
        Dividends to stockholder                          --     (600)  (1,200)
        Foreign exchange translation                     (54)      22       58
        Change in statutory contingency reserve          (39)     (44)     (22)
        Other surplus adjustments                          2       (4)      (1)
                                                     -------  -------  -------
    Total changes in capital and surplus                (248)    (259)    (580)
                                                     -------  -------  -------
 Capital and Surplus, as of December 31,             $ 6,238  $ 6,448  $ 6,641
                                                     =======  =======  =======

               See Notes to Statutory Basis Financial Statements

7 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2017, 2016 and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                           Statements of Cash Flows

                                                         For the Years Ended
                                                            December 31,
                                                      ------------------------
                                                        2017     2016    2015
                                                      -------  -------  ------

Cash from Operations:

   Premiums collected, net of reinsurance             $ 5,395  $ 6,477  $5,676
   Net investment income                                  920      974   1,051
       Miscellaneous (expense) income                     (18)      17     (27)
                                                      -------  -------  ------
   Sub-total                                            6,297    7,468   6,700
                                                      -------  -------  ------
   Benefit and loss related payments                    7,209    2,750   3,912
   Commission and other expense paid                    3,407    2,236   2,510
   Federal and foreign income taxes (recovered)
     paid                                                 (98)       9       1
                                                      -------  -------  ------
       Net cash (used in) provided from
         operations                                    (4,220)   2,473     277
                                                      -------  -------  ------

Cash from Investments:

Proceeds from investments sold, matured, or
  repaid
   Bonds                                                7,709    5,646   5,222
   Stocks                                                 324       35     186
   Mortgage loans                                         615      118     272
   Other investments                                    1,591    1,026     304
                                                      -------  -------  ------
   Total proceeds from investments sold,
     matured, or repaid                                10,239    6,825   5,984
                                                      -------  -------  ------
Cost of investments acquired
   Bonds                                                4,278    7,584   4,245
   Stocks                                                 454       59     251
   Mortgage loans                                         763      871     440
   Other investments                                      853    1,035   1,827
                                                      -------  -------  ------
   Total cost of investments acquired                   6,348    9,549   6,763
                                                      -------  -------  ------
   Net cash provided from (used in) investing
     activities                                         3,891   (2,724)   (779)
                                                      -------  -------  ------

Cash from Financing and Miscellaneous Sources:

   Dividends to stockholder                                --       --    (914)
   Borrowed funds (repaid) received                      (180)     216      30
   Intercompany receipts (payments)                       577      (61)    565
   Net deposit activity on deposit-type
     contracts and other insurance                        (13)     (24)      1
   Equities in underwriting pools and
     associations                                          25      (27)    118
   Collateral deposit liability receipts
     (payments)                                             8       50      (5)
   Other receipts                                           5      111     111
                                                      -------  -------  ------
       Net cash provided from (used in)
         financing and miscellaneous activities           422      265     (94)
                                                      -------  -------  ------
Net change in cash and short-term investments              93       14    (596)
Cash and short-term investments
                                                      -------  -------  ------
   Beginning of year                                      145      131     727
                                                      -------  -------  ------
   End of year                                        $   238  $   145  $  131
                                                      =======  =======  ======

   Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


1. Organization and Summary of Significant Statutory Basis Accounting Policies

A. Basis of Organization and Presentation

Organization

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

                                  NAIC    2017 Pool   2016 Pool     State of
            Company              Company  Percentage  Percentage    Domicile
            -------              -------  ----------  ----------  -------------

National Union Fire Insurance    19445       35%         30%      Pennsylvania
Company of Pittsburgh, Pa.
(National Union)*
American Home Assurance Company  19380       35%         35%        New York
(American Home)
Lexington Insurance Company      19437       30%         30%        Delaware
(Lexington)
AIG Property Casualty Company    19402        0%          5%      Pennsylvania
(APCC)
Commerce and Industry Insurance  19410        0%          0%        New York
Company (C&I)
The Insurance Company of the     19429        0%          0%        Illinois
State of Pennsylvania (ISOP)
New Hampshire Insurance Company  23841        0%          0%        Illinois
(New Hampshire)
AIG Specialty Insurance Company  26883        0%          0%        Illinois
(Specialty)
AIG Assurance Company            40258        0%          0%        Illinois
(Assurance)
Granite State Insurance Company  23809        0%          0%        Illinois
(Granite)
Illinois National Insurance Co.  23817        0%          0%        Illinois
(Illinois National)
AIU Insurance Company (AIU)      19399        0%          0%        New York
* Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2017 Pooling Restructure Transaction").

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than
5.0 percent of surplus of the Company for the years ending December 31, 2017, 2016 and 2015.

9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

                      State/ Location       2017 2016 2015
                      ---------------       ---- ---- ----
                      California*           $124 $70  $ 28
                      Florida                 86  78    81
                      United Arab Emirates    71  88   141
                      New York                65  97    47
                      Texas*                  48  48    28
                      Indiana**               13  16    43

*  California & Texas were below 5% in 2015
** Indiana is below 5% in 2017 and 2016

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association").

The Company's financial information as of and for the years ended December 31, 2017, 2016 and 2015 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

In 2016, the Company applied a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change had no effect on net income or surplus.

A similar permitted practice was applied by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers ("LPT") executed in 2015.

Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2016, the Company applied a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway, Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NAIC's risk based capital ("RBC") and surplus requirements for the 2017, 2016 or 2015 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                                                          SSAP # FS Ref  2017    2016    2015
                                                                                          ------ ------ ------  ------  ------
Net loss, NY SAP                                                                                        $ (394) $ (243) $  (75)
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                                                        65     (a)      73     147      77
   Adverse Development Cover                                                               62R     (a)      --    (514)     --
   Present the consideration received/paid in relation to the loss reserves within paid
     losses                                                                                62R     (b)      --      --      --
                                                                                                        ------  ------  ------
Net (loss) income, NAIC SAP                                                                             $ (321) $ (610) $    2
                                                                                                        ------  ------  ------
Statutory surplus, NY SAP                                                                               $6,238  $6,448  $6,641
State prescribed or permitted practices - addition (charge):
   Non-tabular discounting                                                                  65     (a)     (86)   (159)   (306)
   Credits for reinsurance                                                                 62R     (c)      --      --      (4)
   Credits for collection risk on certain asbestos reinsurance recoveries                  62R     (c)     (43)    (58)    (41)
   Adverse Development Cover                                                               62R     (d)    (689)   (514)     --
   Present the consideration received/paid in relation to the loss reserves within paid
     losses                                                                                62R     (b)      --      --      --
                                                                                                        ------  ------  ------
Statutory surplus, NAIC SAP                                                                             $5,420  $5,717  $6,290
                                                                                                        ======  ======  ======

(a)Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus.

C. Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..   Legal contingencies;

..   Other than temporary impairment ("OTTI") losses on investments;

..   Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. The Company has made a reasonable estimate of accounting for certain effects of tax reform which impact current and deferred income taxes incurred; however, these estimates are not fully complete because information has yet to be finalized or further analyzed relating to certain provisions. These estimates will be revised in the period the necessary information is determined and as relevant guidance is released by the U.S. Treasury. The Company does not believe such revisions would have a material impact on surplus.

11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



D. Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain significant respects, including:

            Transactions                        NAIC SAP Treatment                      US GAAP Treatment
            ------------               -------------------------------------  -------------------------------------
Policy Acquisition Costs               Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions and  are included in Other Underwriting     successful acquisition of new or
premium taxes arising from the         Expenses, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.       ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                       are recognized as a deferred
                                       liability and amortized over the
                                       period of the reinsurance agreement.

Unearned Premiums, Unpaid Losses and   Presented net of reinsurance           Presented gross of reinsurance with
Loss Expense Liabilities               recoverable.                           corresponding reinsurance recoverable
                                                                              assets for ceded unearned premiums
                                                                              and reinsurance recoverable on unpaid
                                                                              losses, respectively.

Retroactive reinsurance contracts      Gains and losses are recognized in     Gains are deferred and amortized over
                                       earnings immediately and surplus is    the settlement period of the ceded
                                       segregated to the extent pretax gains  claim recoveries. Losses are
                                       are recognized. Certain retroactive    immediately recognized in the
                                       affiliate or related party             Statements of Operations.
                                       reinsurance contracts are accounted
                                       for as prospective reinsurance if
                                       there is no gain in surplus as a
                                       result of the transaction.
Investments in Bonds held as:          Investment grade securities (rated by  All available for sale investments
1) available for sale                  NAIC as class 1 or 2) are carried at   are carried at fair value with
2) fair value option                   amortized cost. Non- investment grade  changes in fair value, net of
                                       securities (NAIC rated 3 to 6) are     applicable taxes, reported in
                                       carried at the lower of amortized      accumulated other comprehensive
                                       cost and fair value.                   income within shareholder's equity.

                                                                              Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable
                                                                              projected income taxes, reported in
                                                                              net investment income.
Investments in Equity Securities       Carried at fair value with unrealized  Same treatment as available for sale
classified as:                         gains and losses reported, net of      investments in bonds.
                                       applicable taxes, in the Statements
                                       of Changes in Capital and Surplus.

1) available for sale                                                         Same treatment as fair value option
2) fair value option                                                          investments in bonds.

Investments in Limited Partnerships,   Carried at the underlying US GAAP      If aggregate interests allow the
Hedge Funds and Private Equity         equity with results from the           holding entity to exercise more than
Interests                              investment's operations recorded net   minor influence (typically more than
                                       of applicable taxes, as unrealized     3%), the investment is carried at Net
                                       gains (losses) directly in the         Asset Value ("NAV") with changes in
                                       Statements of Changes in Capital and   value recorded to net investment
                                       Surplus.                               income.

                                                                              Where the aggregate interests allow
                                                                              the entity to exercise only minor
                                                                              influence (typically less than 3%),
                                                                              the investment is recorded at NAV
                                                                              with changes in value recorded, net
                                                                              of tax, as a component of accumulated
                                                                              other comprehensive income in
                                                                              shareholder's equity.

12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



            Transactions                        NAIC SAP Treatment                      US GAAP Treatment
            ------------               -------------------------------------  -------------------------------------
Investments in Subsidiary, Controlled  Subsidiaries are not consolidated.     Consolidation is required when there
and Affiliated Entities (SCAs)                                                is a determination that the
                                                                              affiliated entity is a variable
                                                                              interest entity ("VIE") and the
                                                                              entity has a variable interest and
                                                                              the power to direct the activities of
                                                                              the VIE. The VIE assessment would
                                                                              consider various factors including
                                                                              limited partnership (LP) status and
                                                                              inherent rights of equity investors.

                                       The equity investment in SCAs are
                                       accounted for under the equity method  Investments in SCAs that are voting
                                       and recorded as Common stock           interest entities (VOE) with majority
                                       investments. Dividends are recorded    voting rights are generally
                                       within Net Investment Income.          consolidated.


                                                                              Investments in SCAs where the holding
                                                                              entity exercises significant
                                                                              influence (generally ownership of >3%
                                                                              voting interests for LPs and similar
                                                                              entities and between 20 percent and
                                                                              50 percent for other entities) are
                                                                              recorded at equity value. The change
                                                                              in equity is included within
                                                                              operating income.
Statement of Cash Flows                Statutory Statements of Cash Flows     The Statements of Cash Flows can be
                                       must be presented using the direct     presented using the direct or
                                       method. Changes in cash, cash          indirect methods, however are
                                       equivalents, and short-term            typically presented using the
                                       investments and certain sources of     indirect method. Presentation is
                                       cash are excluded from operational     limited to changes in cash and cash
                                       cash flows. Non-cash items are         equivalents (short-term investments
                                       required to be excluded in the         are excluded). All non-cash items are
                                       Statements of Cash Flows and should    excluded from the presentation of
                                       be disclosed accordingly.              cash flows.

Deferred Federal Income Taxes          Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                       tax and book assets and liabilities,   income tax expense, as a component of
                                       subject to limitations on              the Statements of Operations, except
                                       admissibility of tax assets.           for changes associated with items
                                                                              that are included within other
                                       Changes in deferred income taxes are   comprehensive income where such items
                                       recorded within capital and surplus    are recorded net of applicable income
                                       and have no impact on the Statements   taxes.
                                       of Operations.

Statutory Adjustments                  Certain asset balances designated as   All assets and liabilities are
(applied to certain assets including   nonadmitted, such as intangible        included in the financial statements.
goodwill, furniture and equipment,     assets and certain investments in      Provisions for uncollectible
deferred taxes in excess of            affiliated entities are excluded from  receivables are established as
limitations, prepaid expenses,         the Statements of Admitted Assets and  valuation allowances and are
overdue receivable balances and        are reflected as deductions from       recognized as expense within the
unsecured reinsurance amounts)         capital and surplus.                   Statements of Operations.

                                       A Provision for reinsurance is
                                       established for unsecured reinsurance
                                       amounts recoverable from unauthorized
                                       and certain authorized reinsurers
                                       with a corresponding reduction to
                                       Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E. Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2017, 2016 and 2015 were as follows:

Years ended December 31,                                         2017  2016  2015
------------------------                                         ----  ----  ----
Net written premiums subject to retrospectively rated contracts  $105  $ 72  $ 83
Percentage of total net written premiums                          2.1%  1.1%  1.5%

As of December 31, 2017 and 2016, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $567 and $595, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $58 and $62 as of December 31, 2017 and 2016, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $13 for each of the years ended December 31, 2017 and 2016.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations.

14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the exposure on unpaid claims and billed recoverable on paid claims by line of business as of December 31, 2017:

                                          Reserve Credits on Recoverable on
Line of Business      Gross Loss Reserves   Unpaid Claims     Paid Claims   Total
----------------      ------------------- ------------------ -------------- ------
Allied Lines                $  394              $  394            $ 8       $  402
General Liabilities            445                 445              6          451
Workers Compensation         3,550               3,550             39        3,589
                            ------              ------            ---       ------
Total                       $4,389              $4,389            $53       $4,442
                            ------              ------            ---       ------

As of December 31, 2017, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $230 and $3,142, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2017 were $1,202, or 27% of the total high deductible. Additionally, as of December 31, 2017, the Company had recoverables on paid claims greater than 90 days overdue of $51, of which $9 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2017:

                                    Unsecured High Deductible
                   Counterparty*             Amounts
                   -------------    -------------------------
                   Counterparty 1             $188
                   Counterparty 2              107
                   Counterparty 3               90
                   Counterparty 4               64
                   Counterparty 5               50
                   Counterparty 6               49
                   Counterparty 7               47
                   Counterparty 8               39
                   Counterparty 9               26
                   Counterparty 10              20

* Actual counterparty is not named. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to
Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2017 and 2016, the Company did not incur any premium deficiency losses.

15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Retroactive Reinsurance

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from reinsurance are maintained separately for each respective reinsurance agreement; Special surplus funds from reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the Provision for reinsurance liability. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported ("IBNR") and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2017 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2017 and 2016 were $1,321 and $1,335 respectively.

16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


As of December 31, 2017, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                        Licensed in
Life Insurance Company                                State of Domicile  New York   Statement Value
----------------------                                ----------------- ----------- ---------------
The United States Life Insurance Company in the City
  of New York                                             New York          Yes          $828
American General Life Insurance Company of
Delaware                                                  Delaware          No            275
American General Life Insurance Company of Texas           Texas            No            163

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

..   Level 1: Fair value measurements that are based upon quoted prices
    (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

..   The fair value of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

..   The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

.. The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Bonds (including Loan Backed and Structured Securities)

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus. Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..   Fundamental credit risk of the issuer exists; and/or

..   Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

..   If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

..   If the investments are trading at a significant (25 percent or more)
    discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


..   If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or,

..   If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

..   If an order of liquidation or other fundamental credit issues with the partnership exists;

..   If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

..   If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

..   If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations

The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company's share of:

..   direct and assumed premium as gross premium,

..   underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,

..   insurance and reinsurance balances in the Statements of Admitted Assets,

..   all other non-insurance assets and liabilities held by the Association, all of which are on its members' behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

..   cashflows in the Statements of Cash Flows.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments recorded as unrealized gains (losses) within Unassigned Surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The Company incurred employee related costs related to defined benefit and defined contribution plans during 2017, 2016 and 2015 of $10, $10 and $5, respectively.

Depreciation

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2017, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..   the sustainability of recent operating profitability of our subsidiaries;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences, and;

..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements

A. Change in Accounting Principles

2017 Changes

The Company did not adopt any material changes in the Statements of Statutory Accounting Principles ("SSAP") in 2017.

2016 Changes

In 2016, the Company adopted the following change in the SSAP:

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

2015 Changes

In 2015, the Company adopted the following change in the SSAP:

Cash Flow: In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities was expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 Statements of Cash Flows and related disclosures.

B. Adjustments to Surplus

During 2017, 2016 and 2015 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $38, $66 and $(27), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2017, 2016 and 2015 statutory financial statements as adjustments to Unassigned surplus. The impact of these corrections would have decreased the 2016 pre-tax income by $21 and increased the 2015 pre-tax income by $8. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2017, 2016 and 2015 is presented in the following tables:

22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                    Policyholders' Total Admitted
2017 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2016                            $6,448        $29,684          $23,236
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        27             27               --
   Liability corrections                                     3             --               (3)
   Income tax corrections                                    8              8               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          38             35               (3)
                                                        ------        -------          -------
Balance at January 1, 2017 as adjusted                  $6,486        $29,719          $23,233
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of the recording of real estate step up gains.

Liability corrections - The decrease in total liabilities is primarily the result of a) a decrease due to an over-accrual of insurance taxes, licenses and fees; partially offset by b) an increase resulting from the understatement of losses; c) an increase due to understatement of interest expense on environmental funds held and d) an increase for direct business which was being accounted for as Deposit Accounting in error.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                    Policyholders' Total Admitted
2016 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2015                            $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        42             42               --
   Liability corrections                                    (3)            --                3
   Income tax corrections                                   27             27               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          66             69                3
                                                        ------        -------          -------
Balance at January 1, 2016 as adjusted                  $6,707        $26,172          $19,465
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses reversed without consideration of contract limits; b) an increase due to recording of unsupported ceded reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                    Policyholders' Total Admitted
2015 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2014                            $7,248        $26,408          $19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        (1)            (1)              --
   Liability corrections                                   (27)            --               27
   Income tax corrections                                    1              1               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus         (27)            --               27
                                                        ------        -------          -------
Balance at January 1, 2015 as adjusted                  $7,221        $26,408          $19,187
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections -The increase in total liabilities is primarily the result of a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections -The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

3. Investments

A. Bond Investments

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2017 and 2016 are outlined in the tables below:

                                                                               Gross      Gross
                                                                    Carrying Unrealized Unrealized  Fair
December 31, 2017                                                    Value     Gains      Losses    Value
-----------------                                                   -------- ---------- ---------- -------
U.S. governments                                                    $   109     $  2       $ --    $   111
All other governments                                                   207        1         (1)       207
States, territories and possessions                                     664       41         (1)       704
Political subdivisions of states, territories and possessions           752       36         (1)       787
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                              2,944      101        (13)     3,032
Industrial and miscellaneous                                         10,477      565        (52)    10,990
                                                                    -------     ----       ----    -------
Total                                                               $15,153     $746       $(68)   $15,831
                                                                    =======     ====       ====    =======

24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                                                   Gross      Gross
                                                                        Carrying Unrealized Unrealized  Fair
December 31, 2016                                                        Value     Gains      Losses    Value
-----------------                                                       -------- ---------- ---------- -------
U.S. governments                                                        $   161     $  5      $  --    $   166
   All other governments                                                    297        2         (5)       294
   States, territories and possessions                                    1,222       50        (11)     1,261
   Political subdivisions of states, territories and possessions          1,275       45        (11)     1,309
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
     political subdivisions                                               5,137      115        (71)     5,181
   Industrial and miscellaneous                                          10,761      436       (111)    11,086
                                                                        -------     ----      -----    -------
   Total                                                                $18,853     $653      $(209)   $19,297
                                                                        =======     ====      =====    =======

The carrying values and fair values of bonds at December 31, 2017, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    Carrying  Fair
            December 31, 2017                        Value    Value
            -----------------                       -------- -------
            Due in one year or less                 $   230  $   232
            Due after one year through five years     2,744    2,814
            Due after five years through ten years    2,155    2,184
            Due after ten years                       2,290    2,395
            Structured securities                     7,734    8,206
                                                    -------  -------
            Total                                   $15,153  $15,831
                                                    =======  =======

B. Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2017 were:

                                     Minimum        Maximum
                Category          Lending Rate % Lending Rate %
                --------          -------------- --------------
                Retail                 3.8%           4.2%
                Office                 4.3%           4.3%
                Industrial             2.5%           4.0%
                Multi-Family           3.8%           4.4%
                Other Commercial       3.1%           5.0%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 95 percent. The Company's mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2017 and 2016:

25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                   Residential            Commercial
                                ----------------- ---------------------------
                           Farm Insured All Other Insured All Other Mezzanine Total
                           ---- ------- --------- ------- --------- --------- ------
2017
   Recorded Investment
   Current                 $--    $--     $339      $--    $1,727      $--    $2,066
   30 - 59 days past due    --     --        1       --        --       --         1
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $340      $--    $1,727      $--    $2,067
                           ---    ---     ----      ---    ------      ---    ------
2016
   Recorded Investment
   Current                  --     --       --       --     1,895       --     1,895
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $ --      $--    $1,895      $--    $1,895
                           ===    ===     ====      ===    ======      ===    ======

C. Loan-Backed and Structured Investments

The Company did not record any non-credit OTTI losses during 2017 and 2016 for LBaSS.

As of December 31, 2017 and 2016, the Company held LBaSS for which it recognized $19 and $28, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,                                             2017   2016
------------------------                                            ------ ------
Aggregate unrealized losses:
   Less than 12 Months                                              $   28 $   65
   12 Months or longer                                              $    5 $   27
Aggregate related fair value of securities with unrealized losses:.
   Less than 12 Months                                              $2,178 $2,681
   12 Months or longer                                              $  215 $  475

The Company held structured notes as of December 31, 2017 and 2016 with a total carrying value of $128 and $81, respectively. There were no structured notes held as of December 31, 2017 and 2016 which were considered mortgage-referenced securities.

D. Unrealized losses

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2017 and 2016 are set forth in the tables below:

26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


December 31, 2017                                               Less than 12 Months   12 Months or Longer          Total
-----------------                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    8      $ --       $ --       $ --      $    8     $  --
All other governments                                               138        (3)        23         (1)        161        (4)
States, territories and possessions                                  49        (1)         6         --          55        (1)
Political subdivisions of states, territories and possessions        35        --         35         (1)         70        (1)
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  and their political subdivisions                                  541       (12)       100         (1)        641       (13)
Industrial and miscellaneous                                      2,674       (46)       625        (16)      3,299       (62)
                                                                 ------      ----       ----       ----      ------     -----
Total bonds                                                      $3,445      $(62)      $789       $(19)     $4,234     $ (81)
                                                                 ------      ----       ----       ----      ------     -----
Affiliated                                                           --        --        128        (49)        128       (49)
Non-affiliated                                                        5        --         --         --           5        --
                                                                 ------      ----       ----       ----      ------     -----
Total common stocks                                              $    5      $ --       $128       $(49)     $    5     $ (49)
                                                                 ------      ----       ----       ----      ------     -----
Total stocks                                                     $    5      $ --       $128       $(49)     $  133     $ (49)
                                                                 ------      ----       ----       ----      ------     -----
Total bonds and stocks                                           $3,450      $(62)      $917       $(68)     $4,367     $(130)
                                                                 ======      ====       ====       ====      ======     =====

December 31, 2016                                        Less than 12 Months   12 Months or Longer          Total
-----------------                                       --------------------  --------------------  --------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $    9     $  --      $   --      $ --      $    9     $  --
All other governments                                        179        (6)         18        (1)        197        (7)
States, territories and possessions                          325       (11)         --        --         325       (11)
Political subdivisions of states, territories and
  possessions                                                433       (11)         --        --         433       (11)
Special revenue and special assessment obligations and
  all non-guaranteed obligations of agencies and
  authorities and their political subdivisions             2,056       (71)         --        --       2,056       (71)
Industrial and miscellaneous                               3,175       (73)        800       (50)      3,975      (123)
                                                          ------     -----      ------      ----      ------     -----
Total bonds                                                6,177      (172)        818       (51)      6,995      (223)
                                                          ------     -----      ------      ----      ------     -----
Affiliated                                                    --        --         222       (41)        222       (41)
Non-affiliated                                                --        --          --        --          --        --
                                                          ------     -----      ------      ----      ------     -----
Total common stocks                                           --        --         222       (41)        222       (41)
                                                          ------     -----      ------      ----      ------     -----
Preferred stocks                                              17        --          --        --          17        --
                                                          ------     -----      ------      ----      ------     -----
Total stocks                                                  17        --         222       (41)        239       (41)
                                                          ------     -----      ------      ----      ------     -----
Total bonds and stocks                                    $6,194     $(172)     $1,040      $(92)     $7,234     $(264)
                                                          ======     =====      ======      ====      ======     =====

E. Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2017, 2016 and 2015 were as follows:

Years ended December 31         2017               2016               2015
-----------------------  ------------------ ------------------ -----------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $5,648     $59     $3,895     $34     $3,176     $178
Gross realized gains         79       5         83      12         61        2
Gross realized losses       (69)     --        (48)     --        (34)      (3)

27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



F. Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) in Unassigned Surplus within the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Net realized capital gains (losses).

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2017 and 2016.

                                           December 31, 2017           Year ended December 31, 2017
                                    ------------------------------  ----------------------------------
                                    Outstanding Notional            Realized Capital Unrealized capital
Derivative Financial Instrument            Amount        Fair Value gains/ (losses)   gains / (losses)
-------------------------------     -------------------- ---------- ---------------- ------------------
Swaps                                       $583            $(15)         $(9)              $(44)
Forwards                                     250               1            1                  4
                                            ----            ----          ---               ----
Total                                       $833            $(14)         $(8)              $(40)
                                            ====            ====          ===               ====

                                           December 31, 2016           Year ended December 31, 2016
                                    ------------------------------  -----------------------------------
                                    Outstanding Notional            Realized Capital Unrealized capital
Derivative Financial Instrument            Amount        Fair Value  gains/(losses)    gains / losses
-------------------------------     -------------------- ---------- ---------------- ------------------
Swaps                                       $860            $29           $51               $11
Forwards                                     112             (3)           (7)               --
                                            ----            ---           ---               ---
Total                                       $972            $26           $44               $11
                                            ====            ===           ===               ===

G. Other Invested Assets

During 2017, 2016 and 2015, the Company recorded OTTI losses on investments in joint ventures and partnerships of $81, $66, and $52, respectively.

28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



H. Investment Income

The Company had $1 and $0 accrued investment income receivables over 90 days past due as of December 31, 2017 and 2016, respectively. Investment expenses of $42, $33 and $32 were included in Net investment income earned for the years ended December 31, 2017, 2016 and 2015, respectively.

I. Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,645 and $1,437 as of December 31, 2017 and 2016, respectively.

4. Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2017 and 2016:

             December 31, 2017       Level 1 Level 2 Level 3 Total
             -----------------       ------- ------- ------- -----
             Bonds                    $ --    $245     $65   $310
             Common stocks             136     276      22    434
             Mutual funds                1       2      --      3
             Derivative assets          --       6      --      6
             Derivative liabilities     --     (20)     --    (20)
                                      ----    ----     ---   ----
             Total                    $137    $509     $87   $733
                                      ====    ====     ===   ====

             December 31, 2016       Level 1 Level 2 Level 3 Total
             -----------------       ------- ------- ------- -----
             Bonds                    $ --    $255     $66   $321
             Common stocks              99      --      21    120
             Derivative assets          --      29      --     29
             Derivative liabilities     --      (4)     --     (4)
             Mutual funds                3      --      --      3
                                      ----    ----     ---   ----
             Total                    $102    $280     $87   $469
                                      ====    ====     ===   ====

During the year ended December 31, 2017, $2 of common stocks transferred from level 1 to level 2 as an alternative method was utilized to determine fair value as active market price was not readily accessible. There were no assets carried at fair value that were transferred between level 1 and level 2 during 2016.

29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2017 and 2016.

                                                       Total Realized
                                                       Gains (Losses)                 Purchases,
               Beginning                                included in     Unrealized      Sales,
               Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
               January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
                  2017       Level 3      of Level 3       Income        Surplus         Net          2017
               ---------- -------------- ------------- -------------- -------------- ------------ ------------
Bonds             $66          $16           $(85)          $(1)           $--           $69          $65
Common stocks      21           --             --             5             --            (4)          22
                  ---          ---           ----           ---            ---           ---          ---
Total             $87          $16           $(85)          $ 4            $--           $65          $87
                  ===          ===           ====           ===            ===           ===          ===

For the year ended December 31, 2017, bonds of $16 were transferred into Level 3 because of a lack of observable market data due to a decrease in market activity for these securities. Bonds of $85 were transferred out of Level 3 because observable market data became available for these securities.

                                                          Total Realized
                                                          Gains (Losses)                 Purchases,
                  Beginning                                included in     Unrealized      Sales,
                  Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
                  January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
December 31,2016     2016       Level 3      of Level 3       Income        Surplus         Net          2016
----------------  ---------- -------------- ------------- -------------- -------------- ------------ ------------
 Bonds               $56          $45           $(68)           $6            $(1)          $28          $66
 Common Stocks        --           --             --             2             --            19           21
                     ---          ---           ----            --            ---           ---          ---
 Total               $56          $45           $(68)           $8            $(1)          $47          $87
                     ===          ===           ====            ==            ===           ===          ===

For the year ended December 31, 2016, bonds of $45 transferred into Level 3 during 2016 because of a lack of observable market data due to a decrease in market activity for these securities. Bonds of $68 transferred out of Level 3 because observable market data became available for these securities.

B. Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2017 and 2016:

                                             Aggregate Fair                                          Not Practicable
December 31, 2017                                Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------                            -------------- --------------- ------- -------  ------- ---------------
Bonds                                           $15,831         $15,153      $ --   $11,434  $4,397        $--
Cash equivalents and short-term investments         138             138       138                --         --
Common stock                                        445             445       136       288      21         --
Derivative assets                                     6               6        --         6      --         --
Derivative liabilities                              (20)            (20)       --       (20)     --         --
Mortgage loans                                    2,079           2,067        --        --   2,079         --
Mutual funds                                          3               3         1         2      --         --
Preferred stock                                      50              49        --        50      --         --
                                                -------         -------      ----   -------  ------        ---
Total                                           $18,532         $17,841      $275   $11,760  $6,497        $--
                                                =======         =======      ====   =======  ======        ===

30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



                                                                        Not
                        Aggregate                                   Practicable
                          Fair    Admitted                            (Carry
December 31, 2016         Value    Assets  Level 1 Level 2  Level 3   Value)
-----------------       --------- -------- ------- -------  ------- -----------
Bonds                    $19,297  $18,853   $ --   $15,636  $3,661      $--
Cash equivalent and
  short-term
  investments                 14       14     11         3      --       --
Common stock                 139      139     99        19      21       --
Derivative assets             29       29     --        29      --       --
Derivative liabilities        (4)      (4)    --        (4)     --       --
Mortgage loans             1,893    1,895     --        --   1,893       --
Mutual funds                   3        3      3        --      --       --
Preferred stock               49       49     --        49      --       --
                         -------  -------   ----   -------  ------      ---
Total                    $21,420  $20,978   $113   $15,732  $5,575      $--
                         =======  =======   ====   =======  ======      ===

5. Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2017, 2016 and 2015, is set forth in the table below:

           December 31,                     2017     2016     2015
           ------------                   -------  -------  -------
           Reserves for losses and LAE,
             end of prior year            $12,210  $13,171  $13,429
           Incurred losses and LAE
             related to:
           Current accident year            4,700    4,377    3,776
           Prior accident year                277    1,102    1,196
                                          -------  -------  -------
           Total incurred losses and LAE  $ 4,977  $ 5,479  $ 4,972
                                          -------  -------  -------
           Paid losses and LAE related
             to:
           Current accident year           (1,140)  (1,123)    (980)
           Prior accident year             (3,932)  (5,317)  (4,250)
                                          -------  -------  -------
           Total paid losses and LAE       (5,072)  (6,440)  (5,230)
                                          -------  -------  -------
           Reserves for losses and LAE,
             end of current year          $12,115  $12,210  $13,171
                                          =======  =======  =======

After applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $277 during 2017 which includes a decrease in loss reserve discount on prior accident years of $45. Under the ADC, 80 percent of the reserve risk on substantially all of our commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior loss reserve development of $452.

The unfavorable prior year development is generally a result of the following:

   . Unfavorable prior year development in excess casualty and primarily general liability products within Other Liability - Occurrence line of business, driven primarily by increases in underlying severity and greater than expected loss experience in accident year 2016 as well as increased development from claims related to construction defects and construction wrap business (largely from accident years 2006 and prior);

   . Unfavorable prior year development in excess casualty and directors and officers ("D&O") within Other Liability - Claims-Made line of business, covering privately owned and not-for-profit insureds. The D&O development was predominantly in accident year 2016 and resulted largely from increases in bankruptcy-related claims and fiduciary liability claims for large educational institutions; and

   . Unfavorable prior year development primarily driven by commercial auto business in the program business unit. A significant portion of this development came from accident year 2016 with much of it related to programs that have been terminated over the past year.

During 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Note 1 for further details regarding this transaction.

31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


During 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised of development on the Excess Casualty class of business of $457, the Primary Casualty class of business of $338, the Healthcare class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $252, $242 and $189 as of December 31, 2017, 2016 and 2015, respectively. The Company paid $32, $36 and $11 in the reporting period to settle 233, 54 and 236 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2017, 2016 and 2015, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                         Asbestos Losses   Environmental Losses
                                       ------------------  -------------------
December 31,                           2017   2016   2015  2017   2016   2015
------------                           ----  -----  -----  ----   ----   ----
Direct -
Loss and LAE reserves, beginning of
  year                                 $838  $ 819  $ 969  $255   $149   $ 97
   Impact of pooling restructure
     transaction                         --    137     --    --     25     --
Incurred losses and LAE                   2     37    (29)    1     91     62
   Calendar year paid losses and LAE    (43)  (155)  (121)  (41)   (10)   (10)
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $797  $ 838  $ 819  $215   $255   $149
                                       ----  -----  -----  ----   ----   ----

Assumed reinsurance -
Loss and LAE reserves, beginning of
  year                                 $249  $ 264  $ 273  $ 15   $ 14   $ 13
   Impact of pooling restructure
     transaction                         --     43     --    --      2     --
Incurred losses and LAE                  27      1     33     6     (1)     1
   Calendar year paid losses and LAE    (18)   (59)   (42)   (2)    --     --
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $258  $ 249  $ 264  $ 19   $ 15   $ 14
                                       ----  -----  -----  ----   ----   ----

Net of reinsurance -
Loss and LAE reserves, beginning of
  year                                 $  1  $   9  $  --  $ --   $ --   $ 55
   Impact of pooling restructure
     transaction                         --      2     --    --     --     --
Incurred losses and LAE                  --     --     --    --     --     37
   Calendar year paid losses and LAE     --    (10)     9    --     --    (92)
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $  1  $   1  $   9  $ --   $ --   $ --
                                       ====  =====  =====  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

Included in the table above are loss and LAE IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



              Asbestos                         Loss Reserves LAE Reserves
              December 31,                     2017   2016   2017   2016
              ------------                     ----   ----   ----   ----
              Direct basis:                    $406   $444   $45    $49
              Assumed reinsurance basis:         78     68     9      8
              Net of ceded reinsurance basis:    --     --    --     --

              Environmental                    Loss Reserves LAE Reserves
              December 31,                     2017   2016   2017   2016
              ------------                     ----   ----   ----   ----
              Direct basis:                    $68    $90    $29    $39
              Assumed reinsurance basis:         3      4      1      2
              Net of ceded reinsurance basis:   --     --     --     --

B. Loss Portfolio Transfer

As of February 12, 2018, the Company terminated and commuted certain existing reinsurance agreements with Eaglestone Reinsurance Company ("Eaglestone"). At the same time, the Company ceded substantially all commuted business as well as additional business through various loss portfolio transfer reinsurance agreements to DSA Reinsurance Company Limited ("DSA RE"). Refer to Note 12 for additional information on both the commutation and subsequent cessions.

Effective December 2015, certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded loss portfolio transfers of certain liabilities as follows: (1) Legacy Environmental loss reserves, (2) certain "Runoff" loss reserves, (3) certain Environmental Impairment Liability loss reserves, and (4) certain Medical Malpractice loss reserves. The total consideration paid by the Reinsureds, on a funds withheld basis, was approximately $1,490, equal to the total of the subject reserves for unearned premiums, and nominal losses and loss adjustment expenses (including IBNR). Pursuant to a permitted practice approved by the Company's regulator, the Company recognized its share of the consideration paid as paid losses, rather than as ceded premiums written and earned. Following the cession, the Company recognized a reduction in discount of $13 on the assumed loss reserves associated with one of the LPT agreements.

NAIC SAP allows for prospective accounting treatment for intercompany reinsurance agreements among companies 100% owned by a common parent provided there is no gain in surplus as a result of the transaction. Transfer of consideration in an amount equal to the statutory book value of the net reinsured liabilities ensures that there is no impact to surplus. In determining whether there was a gain in surplus as a result of the transaction, the Company excludes certain second order accounting effects, including loss reserve discounts and deferred tax effects. As a result, all of the LPT agreements are treated as prospective reinsurance by all parties to the LPTs.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses

The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2017 and 2016 liabilities include $781 and $1,619 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2017, 2016 and 2015.

               Lines of Business                   2017 2016 2015
               -----------------                   ---- ---- ----
               Workers' Compensation
               Case Reserves                       $134 $96  $191

As of December 31, 2017 and 2016, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $162 and $154, respectively.

33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Non-Tabular Discount

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2017, 2016 and 2015.

               Lines of Business                   2017 2016 2015
               -----------------                   ---- ---- ----
               Workers' Compensation
               Case Reserves                       $86  $159 $306

As of December 31, 2017 and 2016, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $187 and $260, respectively.

6. Related Party Transactions

A. Combined Pooling Agreement

2017 Pooling Restructure Transaction

As described in Note 1, effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during March 2017. The change in the Combined Pooling Agreement had no effect on the Company's reported assets, liabilities, surplus, operations or cash flow, as the Company's participation in the pool remained the same.

2016 Pooling Restructure Transaction

In 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                            Amount
                                                                           -------
Assets:
   Agents' balances or uncollected premiums                                $   286
   Amounts recoverable from reinsurers                                          51
   Funds held by or deposited with reinsured companies                          31
   Other insurance assets                                                       37
                                                                           -------
       Total Assets                                                            405
                                                                           -------
Liabilities
   Unearned premium reserves (net)                                             521
   Reinsurance payable on paid losses and loss adjustment expenses              34
   Reserves for losses and loss adjustment expenses (net)                    2,265
   Funds held by company under reinsurance treaties                            227
   Ceded reinsurance premiums payable                                           47
   Other insurance liabilities                                                 140
                                                                           -------
       Total Liabilities                                                   $ 3,234
                                                                           -------
Statements of Operations and Changes in Surplus
   Net premiums written                                                    $   521
   Change in unearned premium reserves                                        (521)
                                                                           -------
   Premiums earned                                                              --
                                                                           -------
   Other underwriting expenses incurred                                         82
                                                                           -------
                                                                           -------
   Net loss                                                                    (82)
                                                                           -------
                                                                           -------
       Total change in Surplus                                                 (82)
                                                                           -------
Net Impact                                                                 $ 2,747
                                                                           -------
Consideration received
Securities received                                                        $    18
Cash received                                                                2,729
                                                                           -------
Consideration Received                                                     $ 2,747
                                                                           =======

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                  Net Admitted
  Line Description                   Assets    Liabilities Surplus Net Income
  ----------------                ------------ ----------- ------- ----------
  Change in nonadmitted assets        $--          $--      $(21)     $ --
  Workers' compensation discount       --           --        83        83
  Other allocations                    --           --       (20)      (14)
                                      ---          ---      ----      ----
  Total                               $--          $--      $ 42      $ 69
                                      ===          ===      ====      ====

B. American International Overseas Association

AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG's international general insurance operations. At the time of forming the Association, the member companies entered into a reinsurance agreement to govern the business pooled in the Association. The current participation percentages for the Association Pool member companies are set forth in the table below.

                                                   NAIC Co. Participation
      Member Company                                 Code      Percent
      --------------                               -------- -------------
      Combined Pool Member companies, as follows:
      National Union                                19445        78%
      New Hampshire                                 23841        12%
      American Home                                 19380        10%

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


C. Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2017, 2016 and 2015 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2017, 2016 and 2015:



                                                 Assets Received by       Assets Transferred by
2017                                                 the Company               the Company
----                                            ---------------------  ---------------------------
Date of      Explanation of                     Statement
Transaction  Transaction     Name of Affiliate    Value   Description  Statement Value Description
-----------  --------------  -----------------  --------- -----------  --------------- -----------
 01/19/17    Purchase of
             securities       AIG, Inc.           $264    Securities        $264             Cash
 10/31/17    Purchase and
             sale of
             securities       Lexington            343    Securities         359       Securities
 10/31/17    Purchase of
             securities       Lexington             16          Cash          --
 10/31/17    Purchase and
             sale of
             securities       National Union       499    Securities         507       Securities
 10/31/17    Purchase of
             securities       National Union         9          Cash          --

                                                          Assets Received by           Assets Transferred by
2016                                                          the Company                   the Company
----                                                ------------------------------- ---------------------------
Date of      Explanation of
Transaction   Transaction         Name of Affiliate Statement Value   Description   Statement Value Description
-----------  --------------       ----------------- --------------- --------------- --------------- -----------
 01/25/16    Receivable for  (a)   AIG PC US             $650            Securities      $ --
             Capital
             Contribution
 02/29/16    Capital               AIG PC US              700            Securities        --
             Contribution
 06/30/16    Dividend              AIG PC US               --                             300       Securities
 09/30/16    Dividend              AIG PC US               --                             300       Securities
 Various     Sale of               The Variable           310                             310             Cash
             Securities            Annuity Life
                                   Insurance
                                   Company
 Various     Purchase of           American               187       Securities/Cash       187       Securities
             Securities            General Life
                                   Insurance
                                   Company

(a)  Refer to Note 11 for more detail.

37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)





                                                                      Assets Received by           Assets Transferred by
2015                                                                      the Company                   the Company
----                                                            ------------------------------- ---------------------------
Date of
Transaction Explanation of Transaction       Name of Affiliate  Statement Value  Description    Statement Value Description
----------- --------------------------       -----------------  --------------- --------------- --------------- -----------
 02/02/15         Dividend                    AIG PC US              $ --                            $600             Cash
 03/27/15         Purchase of                 AIG                     149           Securities        149             Cash
                  securities
 04/20/15         Sale of                     National Union          180                 Cash        180       Securities
                  securities
 05/01/15         Purchase of                 National Union          171           Securities        171             Cash
                  securities
 05/15/15         Sale of                     Eaglestone              164                 Cash        164       Securities
                  securities
 05/15/15         Purchase of                 Eaglestone              164           Securities        164             Cash
                  securities
 06/29/15         Dividend                    AIG PC US                --                   --        286       Securities
 06/29/15         Dividend                    AIG PC US                --                   --         14             Cash
 06/30/15         Parent loan           (a)   AIG PC US               211                 Cash         --
 07/01/15         Repayment of                AIG PC US                --                   --        211             Cash
                  Parent loan
 08/10/15         Sale of                     National Union          244                 Cash        244       Securities
                  securities
 08/28/15         Dividend                    AIG PC US                --                   --        300             Cash
 12/31/15         Securities                  American                362       Private Equity        362       Securities
                  transferred                 General Life
                                              Insurance
                                              Company
 12/31/15         Capital               (b)   AIG PC US               650          Receivables         --               --
                  Contribution

(a)  Refer to Note 6H for more details on the Parent loan.
(b)  Refer to Note 11 for more details.

D. Purchase of SCA

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

E. Amounts Due to or from Related Parties

At December 31, 2017 and 2016, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

         As of December 31,                                   2017 2016
         ------------------                                   ---- ----
         Balances with other member pool companies            $  1 $  1
         Balances with other affiliates                          4   12
                                                              ---- ----
         Receivable from parent, subsidiaries and affiliates  $  5 $ 13
                                                              ---- ----
         Balances with National Union                         $658 $406
         Balances with other member pool companies              --    3
         Balances with other affiliates                         16   60
                                                              ---- ----
         Payable to parent, subsidiaries and affiliates       $674 $469
                                                              ==== ====

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2017 and 2016 were $(12) and $88, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2017 or 2016.

38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


F. Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2017, 2016 and 2015:

                 Affiliates                     2017 2016 2015
                 ----------                     ---- ---- ----
                 AIG Claims Inc.                $201 $173 $250
                 AIG PC Global Services, Inc.*    46  100  166
                                                ---- ---- ----
                    Total                       $247 $273 $416
                                                ==== ==== ====

* AIG PC Global Services, Inc. is below one-half of one percent in 2017 and 2016.

In 2017, 2016 and 2015 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

H. Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2017 and 2016, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

..   The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

..   The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

..   The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

7. Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company assumes reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the years ended December 31, 2017, 2016 and 2015:

                                      2017           2016           2015
  Years Ended December 31,       -------------- -------------- --------------
                                 Written Earned Written Earned Written Earned
  -------------------------      ------- ------ ------- ------ ------- ------
  Direct premiums                   682     592    715     481    576     378
  Reinsurance premiums assumed:
  Affiliates                      7,243   7,527  8,658   8,182  7,714   7,503
  Non-affiliates                    298     276    311     217    109     160
                                 ------  ------ ------  ------ ------  ------
     Gross premiums               8,223   8,395  9,684   8,880  8,399   8,041
                                 ------  ------ ------  ------ ------  ------
  Reinsurance premiums ceded:
  Affiliates                      1,264   1,205  1,513   1,169  1,118     972
  Non-affiliates                  1,928   2,020  1,903   1,659  1,572   1,574
                                 ------  ------ ------  ------ ------  ------
     Net premiums                $5,031  $5,170 $6,268  $6,052 $5,709  $5,495
                                 ======  ====== ======  ====== ======  ======

As of December 31, 2017 and 2016, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                                Paid  Reserves
                                      Unearned Losses   for
                                      Premium   and    Losses
                                      Reserves  LAE   and LAE
                                      -------- ------ --------
                  December 31, 2017:
                  Affiliates           $1,068   $ 59  $ 9,829
                  Non-affiliates          608    266    7,747
                                       ------   ----  -------
                     Total             $1,676   $325  $17,576
                                       ======   ====  =======
                  December 31, 2016:
                  Affiliates           $1,007   $ 64  $10,436
                  Non-affiliates          700    275    7,865
                                       ------   ----  -------
                     Total             $1,707   $339  $18,301
                                       ======   ====  =======

A. Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2017 and 2016 with the return of the unearned premium reserve is as follows:

                     Assumed Reinsurance Ceded Reinsurance         Net
                     ------------------  ------------------ -----------------
                     Premium  Commission Premium Commission Premium Commission
                     Reserve    Equity   Reserve   Equity   Reserve   Equity
                     -------  ---------- ------- ---------- ------- ----------
  December 31, 2017
  Affiliates         $4,150      $745    $1,068     $179    $3,082     $566
  All Other             161        29       608      102      (447)     (73)
                     ------      ----    ------     ----    ------     ----
  Total              $4,311      $774    $1,676     $281    $2,635     $493
                     ------      ----    ------     ----    ------     ----
  December 31, 2016
  Affiliates         $4,420      $750    $1,007     $160    $3,413     $590
  All Other             139        24       700      111      (561)     (87)
                     ------      ----    ------     ----    ------     ----
  Total              $4,559      $774    $1,707     $271    $2,852     $503
                     ======      ====    ======     ====    ======     ====

40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



B. Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2017 and 2016 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

            Reinsurer                                 2017    2016
            ---------                                ------- -------
            Affiliates:
               Combined Pool*                        $ 8,648 $ 9,027
               Eaglestone Reinsurance Company          1,019     986
               Other affiliates                            3      54
                                                     ------- -------
               Total affiliates                      $ 9,670 $10,067
                                                     ------- -------
               Berkshire Hathaway Group                4,733   1,025
               Swiss Re Group                            536     590
               Munich Re Group**                          85     227
                                                     ------- -------
            Total Non-affiliates                       5,354   1,842
                                                     ------- -------
               Total affiliates and non-affiliates   $15,024 $11,909
                                                     ======= =======

* Includes intercompany pooling impact of $887 related to Unearned Premium Reserve, $7,505 related to Reserves for Losses and LAE and $17 related to Paid losses and LAE as of and for the year ended December 31, 2017, and $812, $8,049, and $23, respectively, as of and for the year ended December 31, 2016
** Munich Re Group is less than 3% in 2017

C. Reinsurance Recoverable in Dispute

At December 31, 2017 and 2016, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $58 and $86 as of December 31, 2017 and 2016, respectively.

D. Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home's share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company's Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2017 and 2016 was $1,426 and $1,113, respectively. American Home's share of this gain as of December 31, 2017 and 2016 was $689 and $514, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E. Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2017 and 2016 the amount in trust was $3,703 and $3,135, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2017 and 2016 was $1,295 and $1,353, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


F. Commutation of Ceded Reinsurance

During 2015, the Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with NICO. Of the total consideration, Transatlantic paid $350 directly to NICO pursuant to the Company's arrangement whereby NICO administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss in 2015 of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's share was $13.

8. Income Taxes

U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g. reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the property and casualty insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of proration adjustments.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provides guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addresses situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company must reflect the following:

..   Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete;

..   Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable; and

..   If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with requirements of SSAP 101, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017 is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of provision of income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with SSAP 101 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Property and Casualty Insurance Companies

The Tax Act modified computations of insurance reserves for property and casualty insurance companies. Specifically, the Act extends the discount period for certain long-tail lines of business from 10 years to 24 years and increases the discount rate, replacing the applicable federal rate for a

42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


higher-yield corporate bond rate, and eliminates the election allowing companies to use their historical loss payment patterns for loss reserve discounting. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years. Accordingly, at December 31, 2017, these changes give rise to a new deferred tax liability. We have recorded a reasonable estimate of $74 with respect to this deferred tax liability. This increase in deferred tax liabilities is offset by an increase in the deferred tax asset related to loss reserves as a result of applying the new provisions of the Tax Act.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that our reliance on provisional estimates would have a material impact on our determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are a non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, we continued accounting for these investments in accordance with SSAP 101 on the basis of the tax laws in effect before enactment of the Tax Act, and no provisional estimates were recorded.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2017 and 2016 are as follows:

                                     12/31/2017              12/31/2016                Change
                               ----------------------- ----------------------- ----------------------
                               Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                               -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                       $1,000   $167   $1,167  $1,556   $192   $1,748  $(556)   $(25)  $(581)
Statutory Valuation Allowance       --     20       20      --     32       32     --     (12)    (12)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Adjusted Gross DTA               1,000    147    1,147   1,556    160    1,716   (556)    (13)   (569)
Nonadmitted DTA                     13     --       13     387     --      387   (374)     --    (374)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Subtotal Admitted DTA              987    147    1,134   1,169    160    1,329   (182)    (13)   (195)
DTL                                173    147      320     328    160      488   (155)    (13)   (168)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Net Admitted DTA/(DTL)          $  814   $ --   $  814  $  841   $ --   $  841  $ (27)   $ --   $ (27)
                                ======   ====   ======  ======   ====   ======  =====    ====   =====

At December 31, 2017, the Company recorded gross deferred tax assets ("DTA") of $1,167. A valuation allowance was established on net capital deferred tax assets of $20 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2017 and 2016:

                                                        12/31/2017              12/31/2016                Change
                                                  ----------------------- ----------------------- ----------------------
                                                  Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                                  -------- ------- ------ -------- ------- ------ -------- ------- -----
Adjusted gross DTAs realizable within 36
  months or 15 percent of statutory surplus (the
  lesser of 1 and 2 below)                          $814    $ --   $  814  $  841   $ --   $  841  $ (27)   $ --   $ (27)
   1. Adjusted gross DTAs realizable within
     36 months                                       816      --      816     966     --      966   (150)     --    (150)
   2. 15 percent of statutory surplus                 NA      NA      814      NA     NA      841     NA      NA     (27)
Adjusted gross DTAs that can be offset against
  DTLs                                               173     147      320     328    160      488   (155)    (13)   (168)
                                                    ----    ----   ------  ------   ----   ------  -----    ----   -----
   Total DTA admitted as the result of
     application of SSAP 101                        $987    $147   $1,134  $1,169   $160   $1,329  $(182)   $(13)  $(195)
                                                    ====    ====   ======  ======   ====   ======  =====    ====   =====

                                                                               2017   2016
                                                                              ------ ------
Ratio percentage used to determine recovery period and threshold limitation
  amount                                                                        369%   362%
Amount of adjusted capital and surplus used to determine recovery period and
  threshold limitation in (2) above.                                          $5,424 $5,607

43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the components of the current income tax expense (benefit) for the periods listed:

         For the years ended December 31,           2017  2016  Change
         --------------------------------           ----  ----  ------
         Federal income tax                         $(79) $(45)  $(34)
         Foreign income tax                           10    11     (1)
                                                    ----  ----   ----
         Subtotal                                    (69)  (34)   (35)
                                                    ----  ----   ----
         Federal income tax on net capital gains      82    61     21
                                                    ----  ----   ----
         Federal and foreign income taxes incurred  $ 13  $ 27   $(14)
                                                    ====  ====   ====

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2017 and 2016:

                                                  2017   2016  Change
                                                 ------ ------ ------
          Ordinary
          Discounting of unpaid losses           $  192 $  309 $(117)
          Nonadmitted assets                         25     61   (36)
          Unearned premium reserve                  173    304  (131)
          Bad debt expense                           15     26   (11)
          Net operating loss carry forward          423    620  (197)
          Foreign tax credit carry forward           62     57     5
          Investments                                32     78   (46)
          Mortgage Contingency Reserve               22     23    (1)
          Intangible Assets                          15     21    (6)
          Other temporary differences                41     57   (16)
                                                 ------ ------ -----
          Subtotal                                1,000  1,556  (556)
          Nonadmitted                                13    387  (374)
                                                 ------ ------ -----
          Admitted ordinary deferred tax assets  $  987 $1,169 $(182)
                                                 ------ ------ -----
          Capital
          Investments                            $  162 $  181 $ (19)
          Unrealized capital losses                   5     11    (6)
                                                 ------ ------ -----
          Subtotal                                  167    192   (25)
                                                 ------ ------ -----
          Statutory valuation allowance              20     32   (12)
                                                 ------ ------ -----
          Admitted capital deferred tax assets      147    160   (13)
                                                 ------ ------ -----
          Admitted deferred tax assets           $1,134 $1,329 $(195)
                                                 ====== ====== =====

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2017 and 2016:

                                                          2017 2016 Change
                                                          ---- ---- ------
      Ordinary
      Investments                                         $ 86 $124 $ (38)
      Intangible Assets                                     --   14   (14)
      Deferred Reinsurance Gain                             --  180  (180)
      Tax Act adjustment to discounting of unpaid losses    74   --    74
      Section 481(a) adjustment                              6   --     6
      Other temporary differences                            7   10    (3)
                                                          ---- ---- -----
      Subtotal                                             173  328  (155)
                                                          ---- ---- -----
      Capital
      Investments                                         $ 45 $ 65 $ (20)
      Unrealized capital gains                             101   94     7
      Other temporary differences                            1    1    --
                                                          ---- ---- -----
      Subtotal                                             147  160   (13)
                                                          ---- ---- -----
      Deferred tax liabilities                             320  488  (168)
                                                          ---- ---- -----
      Net deferred tax assets/liabilities                 $814 $841 $ (27)
                                                          ==== ==== =====

44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The change in net deferred tax assets is comprised of the following:

                                                                        2017    2016   Change
                                                                       ------  ------  ------
Adjusted gross deferred tax assets                                     $1,147  $1,716  $(569)
Total deferred tax liabilities                                           (320)   (488)   168
                                                                       ------  ------  -----
Net deferred tax assets (liabilities)                                     827   1,228   (401)
Tax effect of unrealized gains (losses) (excluding impact of Tax Act)                    (77)
Impact of Tax Act on tax effect of unrealized gains (losses)                              64
                                                                                       -----
Total change in net deferred tax                                                       $(388)
                                                                                       =====
Change in deferred tax - current year                                                    198
Change in deferred tax - impact of Tax Act                                              (588)
Change in deferred tax - current year - other surplus items                               (4)
                                                                                       -----
Change in deferred tax - current year -total                                             394
                                                                                       -----
Change in deferred tax - prior period correction                                          (6)
                                                                                       -----
Total change in deferred tax - current year                                            $(388)
                                                                                       =====

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2017:

                                                    Current Deferred Total
                                                    ------- -------- -----
      SSAP 3 impact:
      SSAP 3 - general items                          $ 3     $ (1)  $  2
      SSAP 3 - statutory valuation allowance           --        7      7
                                                      ---     ----   ----
      Subtotal SSAP 3                                   3        6      9
      SSAP 3 - unrealized gain/loss                    --      (11)   (11)
                                                      ---     ----   ----
      SSAP 3 - adjusted tax assets and liabilities      3       (5)    (2)
      SSAP 3 - nonadmitted impact                      --       10     10
                                                      ---     ----   ----
      Total SSAP 3 impact                             $ 3     $  5   $  8
                                                      ===     ====   ====

45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2017, 2016 and 2015:

                                                                       2017              2016              2015
                                                                 ----------------  ----------------  ----------------
Description                                                      Amount Tax Effect Amount Tax Effect Amount Tax Effect
-----------                                                      ------ ---------- ------ ---------- ------ ----------
Net Income (Loss) Before Federal Income Taxes and Capital Gains
  Taxes                                                          $(380)   $(133)   $(216)   $ (76)   $ (70)    $(24)
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                (71)     (25)    (118)     (41)    (124)     (43)
Transfer Pricing                                                    --       --       (5)      (2)     (35)     (12)
Change in Nonadmitted Assets                                        46       16       19        7       25        9
Change in Tax Position                                              --        2       --       17       --        1
Statutory Valuation Allowance                                       --       (5)      --       32       --       --
Return to Provision                                                 --       (3)      --       (7)      --       (1)
Change in contingency reserve                                      (39)     (14)     (44)     (15)     (22)      (8)
Impact of Tax Act                                                           588
Real Estate Redemption                                             (72)     (25)
Other                                                                6        6        2       --        2        3
                                                                 -----    -----    -----    -----    -----     ----
Total Book to Tax Adjustments                                     (130)     540     (146)      (9)    (154)     (51)
                                                                 -----    -----    -----    -----    -----     ----
Total Income Tax                                                 $(510)   $ 407    $(362)   $ (85)   $(224)    $(75)
                                                                 =====    =====    =====    =====    =====     ====
Federal and Foreign Income Taxes Incurred                           --      (69)      --      (34)      --      (10)
Federal Income Tax on Net Capital Gains                             --       82       --       61       --       15
Change in Net Deferred Income Taxes                                 --      394       --     (118)      --      (80)
Less: Change in Deferred Tax - Other Surplus Items                  --       --       --        6       --       --
                                                                 -----    -----             -----              ----
Total Income Tax                                                 $  --    $ 407    $  --    $ (85)   $  --     $(75)
                                                                 =====    =====    =====    =====    =====     ====

Operating loss and tax credit carry-forwards

At December 31, 2017, the Company had net operating loss carry forwards
  originating during the years 2011 to 2017 and expiring through 2037 of:         $2,012
At December 31, 2017, the Company had no capital loss carry-forwards.             $   --
At December 31, 2017, the Company had no AMT credit carry-forwards.               $   --
At December 31, 2017, the Company had foreign tax credits originating during the
  years 2012 to 2017 and expiring through 2027 of:                                $   62

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2017. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2017, there was a $17 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2017, the tax years from 2000 to 2016 remain open.

The following table lists those companies that form part of the 2017 AIG consolidated federal income tax return:

46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------- ------------------------- ------------------------
245 LGC Hotel Owner LLC   A.I. Credit Consumer      A.I. Credit Corp.         ABI Holdings LLC          AGC Life Insurance
                          Discount Company                                                              Company

AGLIC GRE Harrison        AH Land 1470 Palmetto,    AH SubGP 1000 Woodwind    AH SubGP 1007 Highland    AH SubGP 1008 Castle
Investor, LLC             LLC                       Lakes, LLC                Meadow, LLC               Highlands, LLC

AH SubGP 1020             AH SubGP 1045             AH SubGP 1098 Green       AH SubGP 1120 Camp        AH SubGP 1122 English
Collingham, LLC           Montgomery, LLC           Pines, LLC                Verde, LLC                Oaks, LLC

AH SubGP 1158 Flat Iron,  AH SubGP 1167             AH SubGP 1199 Rancho      AH SubGP 1207 Park        AH SubGP 1209
LLC                       Steeplechase, LLC         Del Sol, LLC              Place, LLC                Honeycreek, LLC

AH SubGP 1210 Geronimo,   AH SubGP 1211 Mision Del  AH SubGP 1212 Painted     AH SubGP 1248 North       AH SubGP 1263 West
LLC                       Valle, LLC                Desert, LLC               Vista, LLC                Virginia, LLC

AH SubGP 1324 Crossings   AH SubGP 1371 University  AH SubGP 1384 Woodglen,   AH SubGP 1422 Gardens at  AH SubGP 1433 Magnolia,
at Heritage, LLC          Square, LLC               LLC                       Stafford, LLC             LLC

AH SubGP 1470 Palmetto,   AH SubGP 1535 Hunter's    AH SubGP 1548 Walnut, LLC AH SubGP 1551 Spanish     AH SubGP 1597 Broadmoor,
LLC                       Run, LLC                                            Creek, LLC                LLC

AH SubGP 1600 Rainer, LLC AH SubGP 1631 Broadway,   AH SubGP 1661 Woodchase,  AH SubGP 1694 Sonoma, LLC AH SubGP 206 West Park,
                          LLC                       LLC                                                 LLC

AH SubGP 245 Garland, LLC AH SubGP 306 Piedmont,    AH SubGP 348 River Run,   AH SubGP 39 Wellington    AH SubGP 472 Carolina
                          LLC                       LLC                       Place, LLC                Spring, LLC

AH SubGP 474 Arrowhead    AH SubGP 479 Sunrise, LLC AH SubGP 503 Southgate    AH SubGP 516              AH SubGP 585 St. Clair,
Ridge, LLC                                          II, LLC                   Merrilltown, LLC          LLC

AH SubGP 586 Charlotte    AH SubGP 592 Waterford    AH SubGP 603 Casa         AH SubGP 672 Kings        AH SubGP 675 Greenbrier,
Spring, LLC               at Summit View, LLC       Grande, LLC               Crest, LLC                LLC

AH SubGP 706 River Run    AH SubGP 716 Villas of    AH SubGP 757 Argyle       AH SubGP 785 Mayfield,    AH SubGP 787 North
II, LLC                   Mission Bend, LLC         Avenue, LLC               LLC                       Knoll, LLC

AH SubGP 821 San Luis     AH SubGP 835 Whispering,  AH SubGP 911 Mainland,    AH SubGP 914 Grand        AH SubGP 919 MS
Bay, LLC                  LLC                       LLC                       Pointe II, LLC            Loveland, LLC

AH SubGP 929 Collinwood,  AH SubGP 935 Dunlop       AH SubGP 936 Emmaus, LLC  AH SubGP 940 Crescent     AH SubGP 943 Southcreek,
LLC                       farms, LLC                                          Pointe, LLC               LLC

AH SubGP 997 Maxey, LLC   AH SubGP GAG Gandolf, LLC AH SubGP MDL, LLC         AHAC GRE Harrison         AICCO, Inc. [Delaware]
                                                                              Investor, LLC

AIG Aerospace Adjustment  AIG Aerospace Insurance   AIG Asset Management      AIG Assurance Company     AIG BG Holdings LLC
Services, Inc.            Services, Inc.            (U.S.), LLC

AIG Capital Corporation   AIG Capital Services,     AIG Castle Holdings II    AIG Castle Holdings LLC   AIG Central Europe & CIS
                          Inc.                      LLC                                                 Insurance Holdings
                                                                                                        Corporation

AIG Century               AIG Claims, Inc.          AIG Commercial Equipment  AIG Commercial Equipment  AIG Consumer Finance
Verwaltungsgesellschaft                             Finance Company, Canada   Finance, Inc.             Group, Inc.
mbH

AIG Credit (Europe)       AIG Credit Corp.          AIG Direct Insurance      AIG Employee Services,    AIG Equipment Finance
Corporation                                         Services, Inc.            Inc.                      Holdings, Inc.

AIG Europe Holdings       AIG FCOE, Inc.            AIG Federal Savings Bank  AIG Financial Advisor     AIG Financial Products
Limited                                                                       Services, Inc.            Corp.

AIG Fund Services, Inc.   AIG G5, Inc.              AIG Global Asset          AIG Global Capital        AIG Global Real Estate
                                                    Management Holdings Corp. Markets Securities, LLC   Investment (Europe)
                                                                                                        Limited

AIG Global Real Estate    AIG Global Real Estate    AIG Global Real Estate    AIG Home Loan 1, LLC      AIG Home Loan 2, LLC
Investment Corp.          Investment Corp. [Russia] Investment de Mexico, S.
                                                    de R.L. de C.V.

AIG Home Loan 3, LLC      AIG Home Loan 4, LLC      AIG Home Loan 5, LLC      AIG Insurance Management  AIG International Inc.
                                                                              Services, Inc.

AIG Kirkwood, Inc.        AIG Korean Real Estate    AIG Life Holdings, Inc.   AIG Life of Bermuda, Ltd. AIG Lodging
                          Development YH                                                                Opportunities, Inc.

47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------  ------------------------  -------------------------
AIG Markets, Inc.         AIG Matched Funding Corp. AIG MEA Investments and   AIG MEA Investments and   AIG Mortgage Capital, LLC
                                                    Services, Inc. [Dubai     Services, LLC
                                                    Airport Free Zone]

AIG North America, Inc.   AIG Offshore Systems      AIG PC European           AIG PC Global Services,   AIG PC Global Services,
                          Services, Inc.            Insurance Investments     Inc.                      Inc. United Kingdom
                                                    Inc.                                                branch

AIG Portfolio Solutions   AIG Procurement           AIG Property Casualty     AIG Property Casualty     AIG Property Casualty
LLC                       Services, Inc.            Company                   Europe Financing Limited  Inc.

AIG Property Casualty     AIG Property Casualty     AIG Realty, Inc.          AIG Relocation, Inc.      AIG S1, Inc.
International, LLC        U.S., Inc.

AIG Securities Lending    AIG Shared Services       AIG Shared Services       AIG Shared Services       AIG Specialty Insurance
Corp.                     Corporation               Corporation - Management  Corporation               Company
                                                    Services                  (Philippnines Branch)

AIG Spring Ridge I, Inc.  AIG Technologies, Inc.    AIG Trading Group Inc.    AIG Travel Assist, Inc.   AIG Travel EMEA Limited

AIG Travel Europe Limited AIG Travel, Inc.          AIG United Guaranty       AIG United Guaranty,      AIG Warranty Services of
                                                    Agenzia Di Assicurazione  Sociedad Limitada         Florida, Inc.
                                                    S.R.L.

AIG Warranty Services,    AIG WarrantyGuard, Inc.   AIG.COM, Inc.             AIG-FP Capital            AIG-FP Matched Funding
Inc.                                                                          Preservation Corp.        Corp.

AIG-FP Pinestead          AIG-FP Private Funding    AIG-FP Structured         AIGGRE 19 Chapin          AIGGRE 251 West 30th
Holdings Corp.            (Cayman) Limited          Finance (Cayman) Limited  Investor LLC              Street Investor LLC

AIGGRE 401 Hennepin       AIGGRE 520 Eola Investor  AIGGRE 5th and Summit     AIGGRE 6037 Investor LLC  AIGGRE 950 Second
Investor LLC              LLC                       Investor LLC                                        Investor, LLC

AIGGRE Bartlett Investor  AIGGRE Bartlett Investor  AIGGRE Beachwalk          AIGGRE Bellevue II        AIGGRE Bellevue
I LLC                     II LLC                    Investor LLC              Investor LLC              Investor, LLC

AIGGRE Bonita Springs     AIGGRE Bridges/Angeline   AIGGRE Carrollton         AIGGRE Cherry Creek       AIGGRE City Center
Investor LLC              Investor, LLC             Investor LLC              Investor, LLC             Investor LLC

AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe
Coconut Creek Investor    Investor LLC              Platform LLC              Stuart Investor LLC       Tallahassee Investor LLC
LLC

AIGGRE Columbia Hotel     AIGGRE Columbia Pike, LLC AIGGRE Consolidated       AIGGRE Corte Madera, LLC  AIGGRE Crescent Bellevue
Investor LLC                                        Retail Holdco LLC                                   Investor LLC

AIGGRE Crest Ridge        AIGGRE D36 Investor LLC   AIGGRE Dakota Springs     AIGGRE DC Ballpark        AIGGRE Dunwoody
Senior Housing Investor                             Investor LLC              Investor, LLC             Investor, LLC
LLC

AIGGRE Edgewater          AIGGRE Emerald Bay Club   AIGGRE EOLA, LLC          AIGGRE Fairfax, LLC       AIGGRE Fairways Investor
Investor LLC              Investor LLC                                                                  LLC

AIGGRE Forest City West   AIGGRE Foundry Investor   AIGGRE Gainesville West   AIGGRE Gardens Investor,  AIGGRE GT Assisted
Village Investor, LLC     LLC                       38 Investor LLC           LLC                       Living Investor, LLC

AIGGRE Hazel Dell         AIGGRE Hill7 Investor LLC AIGGRE Hyde Park, LLC     AIGGRE Island Club        AIGGRE King's Crossing
Investor LLC                                                                  Investor LLC              Investor LLC

AIGGRE Lake Norman        AIGGRE Lane Field         AIGGRE Laurel Towne       AIGGRE Lexington Hotel    AIGGRE Livermore
Investor LLC              Investor LLC              Centre Investor LLC       Investor LLC              Longfellow Investor LLC

AIGGRE LSU Baton Rouge,   AIGGRE Maple, LLC         AIGGRE Market Street II   AIGGRE Market Street LLC  AIGGRE Metro Place, LLC
LLC                                                 LLC

AIGGRE Mills Investor LLC AIGGRE MXIP-OD l LLC      AIGGRE MXIP-OD ll LLC     AIGGRE Mystic, LLC        AIGGRE Naples Investor
                                                                                                        LLC

AIGGRE Nashville Hotel    AIGGRE North Central      AIGGRE North Getty        AIGGRE Oakland Investor   AIGGRE Papermill
Investor LLC              Investor LLC              Investor LLC              LLC                       Investor I LLC

AIGGRE Papermill          AIGGRE Park Central II    AIGGRE Park Central, LLC  AIGGRE Paterson Investor  AIGGRE Peachtree, LLC
Investor II LLC           Investor LLC                                        LLC

48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

       Company                 Company                 Company                 Company                 Company
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
AIGGRE Pearl Block 136  AIGGRE Rancho           AIGGRE Redmond          AIGGRE Retail Investor  AIGGRE Retail Investor
Investor LLC            Dominguez Investor LLC  Investor, LLC           I, LLC                  II, LLC

AIGGRE Ritz Block       AIGGRE Riverfront, LLC  AIGGRE Riverhouse       AIGGRE San Pedro        AIGGRE Solana Olde
Investor LLC                                    Investor LLC            Industrial Owner LLC    Town Investor LLC

AIGGRE St. Charles      AIGGRE St. Simons       AIGGRE ST. Tropez       AIGGRE SWII Investor    AIGGRE Tampa Parkland
Investor LLC            Investor LLC            Investor LLC            LLC                     GP, LLC

AIGGRE Tampa Parkland,  AIGGRE Toringdon        AIGGRE Torrance II LLC  AIGGRE Torrance, LLC    AIGGRE UMN Hotel
LLC                     Investor LLC                                                            Investor LLC

AIGGRE Uptown Village   AIGGRE Vantage Point    AIGGRE Vista, LLC       AIGGRE Williamsburg LLC AIGGRE Windy Ridge
Investor LLC            Investor LLC                                                            Investor LLC

AIU Insurance Company   AIUH LLC                Akita, Inc.             Alabaster Capital LLC   AM Holdings LLC

Ambler Holding Corp.    American Athletic       American General        American General        American General
                        Club, Inc.              Annuity Service         Assignment Corporation  Assignment Corporation
                                                Corporation                                     of New York

American General        American General Life   American General Life   American General Life   American General
Insurance Agency, Inc.  Insurance Co.           Insurance Company       Services Company, LLC   Realty Investment
                                                                                                Corporation

American Home           American International  American International  American International  American International
Assurance Company       Facilities Management,  Group, Inc.             Realty Corporation      Reinsurance Company,
                        LLC                                                                     Ltd.

Applewood Funding Corp. Barnegat Funding Corp.  Barnegat Funding Trust  Blackbird               Blackcap Investments
                                                2015-1                  Investments LLC         LLC

Bluewood Investments    Branch Retail Partners  C&I UK Investments Ltd. CAP Investor 1, LLC     CAP Investor 10, LLC
LLC                     Consolidated, L.P.

CAP Investor 2, LLC     CAP Investor 4, LLC     CAP Investor 5, LLC     CAP Investor 8, LLC     Castle 2003-2 Trust

Castle US Inc.          CEF Lease Holding, LLC  Charleston Bay SAHP     Chartis Excess Limited  Cherrywood Investments
                                                Corp.                                           LLC

Commerce and Industry   Connective Mortgage     Crossings SAHP Corp.    Curzon Funding Limited  Curzon Funding LLC
Insurance Company       Advisory Company

Curzon Street Funding   Deerfield Gillete, LLC  Design Professionals    DIL/SAHP Corp.          Eaglestone Reinsurance
Designated Activity                             Association Risk                                Company
Company                                         Purchasing Group, Inc.

Eastcheap Investments   Eastgreen, Inc.         F 2000, Inc.            Falls Church Corporate  First Principles
(Cayman) Limited                                                        Center LLC              Capital Management, LLC

Fischbach L.L.C.        Flamebright Investment  Forest SAHP Corp.       FQA Master Tenant MM,   French Quarter
                        Limited                                         LLC                     Apartments Manager, LLC

Global Loss             Global Loss             Grand Savannah SAHP     Granite State           Graphite Management LLC
Prevention, Inc.        Prevention, Inc.        Corp.                   Insurance Company
                        [Canada]

Hamilton Customer Care  Hamilton Insurance      Hamilton Services, LLC  Hamilton Specialty      Hamilton U.S.
Insurance Services, LLC Company                                         Insurance Company       Holdings, Inc.

Health Direct, Inc.     HPIS Limited            HPSC Hotel Owner LLC    HUMAN CONDITION         Illinois National
                                                                        SAFETY, INC.            Insurance Co.

Knickerbocker           Lavastone Capital LLC   Lexington Insurance     Livetravel, Inc.        Lower Makefield
Corporation                                     Company                                         Investor LLC

LSTREET I, LLC          LSTREET II, LLC         MG Reinsurance Limited  MIP Mezzanine, LLC      MIP PE Holdings, LLC

Morefar Marketing, Inc. Mt. Mansfield Company,  National Union Fire     National Union Fire     New Hampshire
                        Inc.                    Insurance Company Of    Insurance Company Of    Insurance Company
                                                Pittsburgh              Vermont

Nightingale Finance     Nightingale Finance LLC NSM Holdings, Inc.      NSM Investments, Inc.   OHCAP Investor 12, LLC
Limited

Orangewood Investments  Peachwood, LLC          Pearce & Pearce, Inc.   Persimmon LLC           Pine Street Real
LLC                                                                                             Estate Holdings Corp.

Plumwood, LLC           Prairie SAHP Corp.      Quartz Holdings LLC     Raptor Funding Corp.    Rialto Melbourne
                                                                                                Investor LLC

49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

        Company                   Company                   Company                   Company                   Company
------------------------  ------------------------  ------------------------- ------------------------- -------------------------

Risk Specialists          Rokland Limited           SA Affordable Housing,    SA Investment Group, Inc. SAAHP GP Corp.
Companies Insurance                                 LLC
Agency, Inc.

SAFG Retirement           SAHP GA III - SC LLC      SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC        SAI Deferred
Services, Inc.                                                                                          Compensation Holdings,
                                                                                                        Inc.

Sandstone (2016) Ltd.     SCSP Corp.                Service Net Solutions of  Service Net Warranty, LLC Seventh Street Funding
                                                    Florida, LLC                                        LLC

Slate Capital LLC         SLP Housing GPDNAC, LLC   SNW Insurance Agency, LLC SPIA I LLC                Spicer Energy LLC

Spicer Holding Corp.      Spruce Peak Realty, LLC   Stoneland Limited         Stowe Country Club LLC    Stowe Mountain Holdings,
                                                                                                        Inc.

SubGen NT, Inc.           SunAmerica Affordable     SunAmerica Asset          SunAmerica Fund Assets    SunAmerica Fund Assets
                          Housing Partners, Inc.    Management, LLC           101, LLC                  107, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
115, LLC                  123, LLC                  125, LLC                  127, LLC                  130, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
133, LLC                  134, LLC                  138, LLC                  155, LLC                  167, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
46, LLC                   47, LLC                   48, LLC                   51, LLC                   52, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
53, LLC                   54, LLC                   56, LLC                   57, LLC                   58, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
59, LLC                   60, LLC                   62, LLC                   63, LLC                   64, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
65, LLC                   67, LLC                   68, LLC                   69. LLC                   70, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
71, LLC                   72, LLC                   73, LLC                   74 LLC                    75, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
76, LLC                   77, LLC                   78, LLC                   79, LLC                   80, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
82, LLC                   85, LLC                   86, LLC                   88, LLC                   90, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
92, LLC                   95, LLC                   96, LLC                   II, LLC                   VII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
VIII, LLC                 XI, LLC                   XIII, LLC                 XIX, LLC                  XL, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XLI, LLC                  XLII, LLC                 XLIII, LLC                XVII, LLC                 XVIII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXIV, LLC                 XXIX, LLC                 XXV, LLC                  XXVI, LLC                 XXVII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXVIII, LLC               XXX, LLC                  XXXI, LLC                 XXXII, LLC                XXXIII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXXIV, LLC                XXXIX, LLC                XXXVI, LLC                XXXVII, LLC               XXXVIII, LLC

SunAmerica Fund Assets,   SunAmerica Georgia        SunAmerica Life           SunAmerica Retirement     The Insurance Company of
LLC                       Investors III, LLC        Reinsurance Company       Markets, Inc.             the State of Pennsylvania

The United States Life    The United States Life    The Variable Annuity      The Variable Annuity      Travel Guard Americas LLC
Insurance Company in the  Insurance Company in the  Life Ins. S/A             Life Insurance Company
City of New York          City of NY

Travel Guard Group, Inc.  U G Corporation           United Guaranty Corp.     VALIC Financial           VALIC Retirement
                                                                              Advisors, Inc.            Services Company

Webatuck Corp.            Yellowwood Investments
                          LLC

50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

9. Capital and Surplus and Dividend Restrictions

A. Dividend Restrictions

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2018, as of December 31, 2017 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2017.

The Company paid the following dividends during 2016:

  2016                                                     State approval
----------                                              ----------------------
Date paid  Amount           Type of Dividend            Required    Obtained
---------- ------ ------------------------------------  --------  -------------
6/30/2016   $300                              Ordinary    No      Not Required
9/30/2016    300                              Ordinary    No      Not Required
            ----
Total       $600
            ====


B. Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2017 and 2016 represented or reduced by each item below is as follows:

                                                        As Adjusted*
     Years Ended December 31,                     2017      2016      2016
     ------------------------------------------- -----  ------------ -----
     Unrealized gains and losses (net of taxes)  $ 244     $  40     $  20
     Nonadmitted asset values                     (130)     (540)     (562)
     Provision for reinsurance                     (20)      (37)      (37)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2017 and 2016.

10.Contingencies

A. Legal Proceedings

In the normal course of business, AIG and our subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In our insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which our subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the

51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


establishment of our loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, our subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, we establish reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, we are unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that we have recorded in our financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on our financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and our subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. We have cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B. Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2017, the Company may be called upon for additional capital investments of up to $797.

At December 31, 2017, the Company had $59 of outstanding commitments related to various funding obligations associated with investments in commercial mortgage loans.

D. Guarantees

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2017:

                                                     Policyholder                  Estimated  Policyholders'
                                  Date       Date    Obligations @ Invested Assets   Loss @      Surplus
Guaranteed Company               Issued   Terminated  12/31/2017    @ 12/31/2017   12/31/2017   12/31/2017
------------------------  ---- ---------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage
  Insurance Company
  (f/k/a AIG Advantage
  Insurance Company )          12/15/1997  8/31/2009    $    --       $     27        $--        $    30
21st Century North
  America Insurance
  Company (f/k/a
  American International
  Insurance Company )           11/5/1997  8/31/2009         16            571         --            572
21st Century Pinnacle
  Insurance Company
  (f/k/a American
  International
  Insurance Company of
  New Jersey)                  12/15/1997  8/31/2009          2             41         --             43
21st Century Superior
  Insurance Company
  (f/k/a American
  International
  Insurance Company of
  California, Inc.)            12/15/1997  8/31/2009         --             29         --             31
AIG Edison Life
  Insurance Company
  (f/k/a GE Edison Life
  Insurance Company)            8/29/2003  3/31/2011      6,467         88,920         --          2,243
American General Life
  and Accident Insurance
  Company                   *    3/3/2003  9/30/2010      1,472        175,301         --          7,984
American General Life
  Insurance Company         *    3/3/2003 12/29/2006      8,020        175,301         --          7,984
American International
  Assurance Company
  (Australia) Limited
  ("AIA")                   **  11/1/2002 10/31/2010        443          1,799         --            574
Chartis Europe, S.A.
  (f/k/a AIG Europe,
  S.A.)                     *   9/15/1998 12/31/2012      4,709         13,551         --          4,278
AIG Seguros Mexico, S.A.
  de C.V. (f/k/a AIG
  Mexico Seguros
  Interamericana, S.A.
  de C.V.)                  *  12/15/1997  3/31/2015        250            151         --             94
Chartis UK (f/k/a
  Landmark Insurance
  Company, Limited (UK))    *    3/2/1998 11/30/2007        152         13,551         --          4,278
Farmers Insurance Hawaii
  (f/k/a AIG Hawaii
  Insurance Company,
  Inc.)                         11/5/1997  8/31/2009          1            100         --             95
Lloyd's Syndicate
  (1414) Ascot (Ascot
  Underwriting Holdings
  Ltd.)                         1/20/2005 10/31/2007         18            686         --            (14)
SunAmerica Annuity and
  Life Assurance Company
  (Anchor National Life
  Insurance Company)        *    1/4/1999 12/29/2006        919        175,301         --          7,984
SunAmerica Life
  Insurance Company         *    1/4/1999 12/29/2006      2,628        175,301         --          7,984
The United States Life
  Insurance Company in
  the City of New York           3/3/2003  4/30/2010      1,071         28,799         --          1,756
The Variable Annuity
  Life Insurance Company         3/3/2003 12/29/2006      4,583         80,724         --          2,800
                                                        -------       --------        ---        -------
Total                                                   $30,751       $930,153        $--        $48,715
                                                        =======       ========        ===        =======

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E. Joint and Several Liabilities

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $26 and $33 of loss reserves in respect of such policies, as of December 31, 2017 and 2016, respectively. As of December 31, 2017, if the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $16.

Each Pool member is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


11.Other Significant Matters

A. Other Assets

As of December 31, 2017 and 2016, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

                Other admitted assets                 2017 2016
                ---------------------                 ---- ----
                Collateral on derivative liabilities  $  9 $ --
                Deposit accounting assets               13    8
                Guaranty funds receivable on deposit     9    8
                Loss funds on deposit                   54   46
                Other assets                           104   81
                                                      ---- ----
                Total other admitted assets           $189 $143
                                                      ==== ====

B. Other Liabilities

As of December 31, 2017 and 2016, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                                          2017  2016
-----------------                                                          ----  ----
Accrued retrospective premiums                                             $ 25  $ 20
Deferred commission earnings                                                 61    67
Deposit accounting liabilities                                               32    40
Paid loss clearing contra liability (loss reserve offset for paid claims)   (77)  (77)
Other accrued liabilities                                                   226   244
Remittances and items not allocated                                          10    10
Retroactive reinsurance reserves - ceded                                    (26)  (22)
Servicing carrier liability                                                   9     8
Statutory contingency reserve                                               105    66
                                                                           ----  ----
Total other liabilities                                                    $365  $356
                                                                           ====  ====

C. Other Income (Expense)

For the years ended December 31, 2017, 2016 and 2015, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

       Other income (expense)                           2017  2016  2015
       ----------------------                           ----  ----  ----
       Equities and deposits in pools and associations  $  1  $  2  $ 14
       Fee income on deposit programs                      4     7     4
       Gain on sale of medical stop-loss business         91    --    --
       Interest expense on reinsurance program           (54)  (47)  (37)
       Other (expense) income                             (3)   18    14
                                                        ----  ----  ----
       Total other income (expense)                     $ 39  $(20) $ (5)
                                                        ====  ====  ====

54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


D. Non-Cash items

For the years ended December 31, 2017, 2016 and 2015, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

           Non-cash transactions                   2017   2016  2015
           ---------------------                  ------  ----  ----
           Capital contribution from parent:
              Pooling Restructure Transaction         --   700    --
              Securities                              --    --   125
              Receivable                              --    --   650
           Dividends to parent:
              Securities                              --  (600) (286)
           Funds Held:
              Premiums collected                    (313) (441)  (13)
              Benefit and loss related payments      229   244  (224)
              Interest                               (60)  (46)   --
              Commissions                            114   129   (64)
              Funds held                              30   114   301
           Intercompany Pooling Settlement:
              Securities received                    972   986   126
              Securities transferred              (1,337) (824) (776)
           Miscellaneous expense (income)
              Intercompany                            --    55    --
           Other:
              Securities*                             --   650    --

* 2015 Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

E. Federal Home Loan Bank ("FHLB") Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $12 and $19 of stock in the FHLB at December 31, 2017 and 2016, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2017, the Company had an actual borrowing capacity of $1,099 based on qualified pledged collateral. At December 31, 2017, the Company had borrowings of $65 from the FHLB.

F. Insurance-Linked Securities

The Company is a ceding insurer in three catastrophe bond reinsurance transactions in force as of December 31, 2017 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related attachment points for each applicable bond is $184.

G. Sale of Medical Stop-loss and Organ Transplant Business

On October 15, 2017, the Pool sold its medical stop-loss and organ transplant business and renewal rights to Tokio Marine HCC Life Insurance Company. The sale of the renewal rights resulted in a gain of $91 for the Pool. In addition to the sale of the renewal rights, the Pool entered into a 100 percent quota share reinsurance agreement to cede the in-force liabilities of these businesses as of the transaction date, which resulted in a gain of $6.5.

55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


12. Subsequent Events

Subsequent events have been considered through April 20, 2018 for these Financial Statements issued on April 20, 2018.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

As of February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined
Pool) terminated and commuted certain existing reinsurance agreements with Eaglestone. The terminated and commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers' compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date.

At the same time, the Reinsureds ceded substantially all commuted business as detailed above through various loss portfolio transfer reinsurance agreements to DSA RE, a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. Additionally, at the same time, the Reinsureds also ceded to DSA RE additional business related to certain excess workers' compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of certain earmarked portfolio of assets owned by the Reinsureds.

Further, on the same date, the Reinsureds also entered into a novation agreement among themselves and Eaglestone (as original reinsurer) and DSA RE (as replacement reinsurer) whereby obligations on certain blocks of excess workers' compensation business previously ceded to Eaglestone were novated to DSA RE on a funds withheld basis with a similar interest rate that is based on total returns from earmarked portfolio of assets.

The total statutory book value of the ceded liabilities as of January 1, 2017 related to the business ceded and novated to DSA RE were $3,976 and $1,577 respectively. These ceded liabilities represent loss and LAE reserves, unearned premium reserves, and experience account liability balances.

56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)  Custodian Agreements.        Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (9)

     (2)    Form of Selling Group Agreement. (10)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)  Contracts.

     (1) Specimen form of EquiBuilder/TM/ III Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

     (2)    Specimen form of Accidental Death Benefit Rider. (1)

     (3)    Specimen form of Term Insurance Rider. (1)

     (4)    Specimen form of Children's Term Insurance Rider. (1)

     (5)    Specimen form of Disability Rider - Waiver of Monthly
            Deductions. (1)

     (6)    Specimen form of Accelerated Benefit Settlement Option Rider. (2)

     (7) Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

     (8)    Assumption Certificate. (10)

(e)  Applications.

     (1)    Specimen form of Application for EquiBuilder III Policy. (2)

     (2)    Specimen form of Supplemental Application. (3)

     (3) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (17)

     (4) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (12)

     (5) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553 Rev0609. (26)

     (6) Specimen form of Absolute Assignment, Form No. AGLC0010-2011 Rev0315. (31)

     (7)    Specimen form of Collateral Assignment, Form No. AGLC0205
            Rev0617.  (35)

     (8)    Specimen form of Name and Address Change, Form No. AGLC0222
            Rev0617. (35)

     (9)    Specimen form of Change of Ownership, Form No. AGLC0013
            Rev0715. (31)

     (10)   Specimen form of Change of Beneficiary, Form No. AGLC0108
            Rev0715. (31)

     (11) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2011 Rev0113. (28)

     (12) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2011 Rev0113. (28)

     (13) Specimen form of New Business Reissue Supplemental Application for Individual Life Insurance, Form No. ICC16-108558. (33)

     (14) Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 rev0516. (33)

     (15) Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev0516. (33)

     (16) Form of HIPAA Authorization - New Business and Inforce Operations, Form No. AGLC100633 Rev0113. (28)

     (17)   Specimen form of Service Request, Form No. AGLC0107 Rev0216.  (31)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (4)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13,
            1995. (5)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (14)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (19)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (19)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (19)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (19)

     (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali US Life Reinsurance Company. (29)

(h)  Participation Agreements.

     (1)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated April 27, 2012. (28)

     (1)(b) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (28)

     (1)(c) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (6)

     (1)(d) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

     (2)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (7)

     (2)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (2)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

     (2)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (19)

     (3)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (19)

     (4)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (19)

     (5)(a) Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc. (29)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
            (11)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (11)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (11)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (11)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (11)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (11)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (13)

     (1)(h) Specimen form of Addendum No. 45 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and AIG Capital Services, Inc. (successor to American General Equity Services Corporation), dated October 1, 2017. (35)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (14)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (18)

     (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (29)

     (4) Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (31)

(k)  Legal Opinions.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (15)

(l)  Actuarial Opinions.

     (1) Opinion of Robert M. Beuerlein Senior Vice President - Actuarial/Financial. (8)

     (2) Opinion and Consent of American General Life Insurance Company's actuary. (10)

(m)  Calculation.        None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements.        None

(p)  Initial Capital Agreements.        None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2018. (Filed herewith)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (34)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (34)

     (3) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (Filed herewith)

     (4) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)

----------------------------------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(8) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 27, 2000.

(9) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(10) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(17) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account AGL VL-R filed on December 12, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2007.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(22) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(23) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 2, 2011.

(24) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(25) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(26) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on April 30, 2013.

(27) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(28) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

(30) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

(31) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.

(32) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2015.

(33) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 28, 2017.

(34) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on April 29, 2016.

(35) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2018.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

     Kevin T. Hogan (3)              Director, Chairman of the Board, Chief Executive Officer,
                                     and President
     Katherine A. Anderson           Director, Senior Vice President and Chief Risk Officer
     Thomas J. Diemer                Director, Executive Vice President and Chief Financial
                                     Officer
     Deborah A. Gero (5)             Director, Senior Vice President and Chief Investment Officer
     Jana W. Greer (1)               Director and Chief Executive Officer, Individual Retirement
     Elias F. Habayeb (3)            Director
     Michael P. Harwood              Director, Senior Vice President, Chief Actuary and
                                     Corporate Illustration Actuary
     Stephen A. Maginn (1)           Director, Senior Vice President and Chief Distribution
                                     Officer
     Jonathan J. Novak (5)           Director and President, Institutional Markets
     Rodney E. Rishel                Director and President, Life, Disability and Health
     Charles S. Shamieh (3)          Executive Vice President, Head of Legacy Portfolio
     Evelyn Curran                   Executive Vice President
     Todd P. Solash (1)              President, Individual Retirement
     Don W. Cummings (3)             Senior Vice President and Controller
     Kevin K. DePeugh (4)            Senior Vice President and Chief Information Security Officer
     Gabriel A. Lopez (1)            Senior Vice President, Individual Retirement Operations
     Bryan A. Pinsky (1)             Senior Vice President, Individual Retirement Products
     Sabyasachi Ray (3)              Senior Vice President and Chief Operations Officer
     Christine A. Nixon (1)          Senior Vice President
     Yoav Tamir (1)                  Senior Vice President, Market Risk Management
     Kyle L. Jennings                Senior Vice President and Chief Compliance Officer
     William C. Kolbert (4)          Senior Vice President and Business Information Officer
     Sai P. Raman (4)                Senior Vice President, Institutional Markets
     Timothy M. Heslin               Senior Vice President, Life, Disability and Health Products
     Craig A. Anderson               Senior Vice President and Life Controller
     Justin J.W. Caulfield (3)       Vice President and Treasurer
     Mallary L. Reznik (1)           Vice President, General Counsel and Assistant Secretary
     Julie Cotton Hearne             Vice President and Secretary
     Mark A. Peterson                Vice President, Distribution

     Leo W. Grace                   Vice President, Product Filing
     Tracey E. Harris               Vice President, Product Filing
     Daniel R. Cricks               Vice President and Tax Officer
     Michael J. Kirincic (6)        Vice President and Tax Officer
     Stephen G. Lunanuova (6)       Vice President and Tax Officer
     Barbara J. Moore               Vice President and Tax Officer
     T. Clay Spires                 Vice President and Tax Officer
     Michael E. Treske (1)          Vice President, Distribution
     Frank Kophamel                 Vice President and Appointed Actuary
     Christina M. Haley (1)         Vice President, Product Filing
     Mary M. Newitt (1)             Vice President, Product Filing
     Manda Ghaferi (1)              Vice President
     Michelle D. Campion (5)        Vice President
     Jeffrey S. Flinn               Vice President
     Jennifer N. Miller (5)         Vice President
     Stewart P. Polakov (1)         Vice President
     Thomas A. Musante (5)          Vice President
     Timothy L. Gladura (6)         Vice President
     Amanda K. Ouslander            Anti-Money Laundering and Economic Sanctions Compliance
                                    Officer
     Lisa K. Gerhart                Vice President and Assistant Life Controller
     Jennifer A. Roth (1)           Vice President, 38a-1 Compliance Officer
     David J. Kumatz (2)            Assistant Secretary
     Virginia N. Puzon (1)          Assistant Secretary
     Rosemary Foster                Assistant Secretary
     Grace D. Harvey                Illustration Actuary
     Laszlo Kulin (6)               Investment Tax Officer
     Alireza Vaseghi (6)            Managing Director and Chief Operating Officer,
                                    Institutional Markets
     Melissa H. Cozart              Privacy Officer

    (1)  21650 Oxnard Street, Woodland Hills, CA 91367
    (2)  2000 American General Way, Brentwood, TN 37027
    (3)  175 Water Street, New York, NY 10038
    (4)  50 Danbury Road, Wilton, CT 06897
    (5)  777 S. Figueroa Street, Los Angeles, CA 90017
    (6)  80 Pine Street, New York, NY 10005

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0000005272-18-000022, filed
February 16, 2018. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2

Separate Account VL-R
Separate Account VUL
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

      NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
      BUSINESS ADDRESS*                    AIG CAPITAL SERVICES, INC.
      ------------------          ---------------------------------------------
      Peter A. Harbeck (1)        Director
      Stephen A. Maginn           Director, Senior Vice President
      James T. Nichols (1)        Director, President and Chief Executive
                                  Officer
      Frank Curran (1)            Chief Financial Officer, Chief Operation
                                  Officer, Controller, Vice President and
                                  Treasurer
      Michael E. Treske           Chief Distribution Officer, Mutual Funds and
                                  Variable Annuities
      Rebecca Snider (2)          Chief Compliance Officer
      John T. Genoy (1)           Vice President
      Mallary L. Reznik           Vice President
      T. Clay Spires (2)          Vice President, Tax Officer
      Christine A. Nixon          Secretary
      Julie A. Cotton Hearne (2)  Assistant Secretary
      Rosemary Foster (2)         Assistant Secretary
      Virginia N. Puzon           Assistant Secretary

*Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

   (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.
   (2) Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant.

                     NET UNDERWRITING   COMPENSATION ON EVENTS
NAME OF PRINCIPAL    DISCOUNTS AND      OCCASIONING THE DEDUCTION   BROKERAGE     OTHER
UNDERWRITER          COMMISSIONS        OF A DEFERRED SALES LOAD    COMMISSIONS   COMPENSATION
AIG Capital
Services, Inc.              0                      0                    0             0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 340 Seven Springs Way, MC430, Brentwood, Tennessee 37027-5098.

ITEM 32. MANAGEMENT SERVICES.        Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                                        811-06366
                                                        333-102299
                                                        EquiBuilder III VUL (G)

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on this 26/th/ day of April, 2018.

                                         AMERICAN GENERAL LIFE INSURANCE COMPANY
                                         SEPARATE ACCOUNT VUL-2
                                         (Registrant)

                                    BY:  AMERICAN GENERAL LIFE
                                         INSURANCE COMPANY
                                         (On behalf of the Registrant
                                         and itself)

                                    BY:  /S/ CRAIG A. ANDERSON
                                         ---------------------------------------
                                         CRAIG A. ANDERSON
                                         SENIOR VICE PRESIDENT AND
                                         LIFE CONTROLLER

                                    AGL - 1

                                                        811-06366
                                                        333-102299
                                                        EquiBuilder III VUL (G)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

      Signature                       Title                   Date
       ---------                      -----                   ----

                          Director, Chairman, Chief      April 26, 2018
*KEVIN T. HOGAN           Executive Officer, and
------------------------  President
KEVIN T. HOGAN

                          Director, Senior Vice          April 26, 2018
*KATHERINE A. ANDERSON    President and Chief Risk
------------------------  Officer
KATHERINE A. ANDERSON

                          Director, Executive Vice       April 26, 2018
*THOMAS J. DIEMER         President and Chief Financial
------------------------  Officer
THOMAS J. DIEMER

                          Director, Senior Vice          April 26, 2018
*DEBORAH A. GERO          President and Chief
------------------------  Investment Officer
DEBORAH A. GERO

*JANA W. GREER            Director and Chief Executive   April 26, 2018
------------------------  Officer, Individual Retirement
JANA W. GREER

*ELIAS F. HABAYEB         Director                       April 26, 2018
------------------------
ELIAS F. HABAYEB

                          Director, Senior Vice          April 26, 2018
*MICHAEL P. HARWOOD       President, Chief Actuary and
------------------------  Corporate Illustration Actuary
MICHAEL P. HARWOOD

                          Director, Senior Vice          April 26, 2018
*STEPHEN A. MAGINN        President and Chief
------------------------  Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK        Director and President,        April 26, 2018
------------------------  Institutional Markets
JONATHAN J. NOVAK

                          Director, and President,
------------------------  Life, Disability and Health
RODNEY E. RISHEL

*DON W. CUMMINGS          Senior Vice President and      April 26, 2018
------------------------  Controller
DON W. CUMMINGS

/S/ CRAIG A. ANDERSON     Senior Vice President and      April 26, 2018
------------------------  Life Controller
CRAIG A. ANDERSON

/S/ MANDA GHAFERI         Attorney-in-Fact               April 26, 2018
------------------------
*MANDA GHAFERI

                                    AGL - 2

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of April, 2018.

                                                        AMERICAN HOME ASSURANCE
                                                        COMPANY

                                                            BY: /s/ ERJA JACKSON
                                                            --------------------
                                                            ERJA JACKSON
                                                            VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                      Title                   Date
      ---------                      -----                   ----

*CAROL G. BARTON                   Director             April 26, 2018
-----------------------
CAROL G. BARTON

                         Director, President, CEO and   April 26, 2018
*ALEXANDER R. BAUGH        Chairman of the Board of
-----------------------            Directors
ALEXANDER R. BAUGH

*THOMAS A. BOLT                    Director             April 26, 2018
-----------------------
THOMAS A. BOLT

*JAMES BRACKEN             Director, Chief Financial    April 26, 2018
-----------------------             Officer
JAMES BRACKEN

*CHARLES A. FRY                    Director             April 26, 2018
-----------------------
CHARLES A. FRY

*GAURAV GARG                       Director             April 26, 2018
-----------------------
GAURAV GARG

*STEPHEN J. GRABEK                 Director             April 26, 2018
-----------------------
STEPHEN J. GRABEK

*CINDY L. LAUNER                   Director             April 26, 2018
-----------------------
CINDY L. LAUNER

*RALPH W. MUCERINO                 Director             April 26, 2018
-----------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE              Director             April 26, 2018
-----------------------
ALESSANDREA C. QUANE

*AMY E. STERN                      Director             April 26, 2018
-----------------------
AMY E. STERN

*GEORGE R. STRATTS                 Director             April 26, 2018
-----------------------
GEORGE R. STRATTS

*MADHAV A. TADIKONDA               Director             April 26, 2018
-----------------------
MADHAV A. TADIKONDA

* BY:  /s/ ERJA JACKSON
       --------------------------
       ERJA JACKSON
       ATTORNEY-IN-FACT
       (Exhibit to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

    (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

    (q)(1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2018.

    (r)(3) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company.

    (r)(4) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.

                                      E-1